           As filed with the Securities and Exchange Commission on April 5, 2011

                                            1933 Act Registration No. 333-141768

                                             1940 Act Registration No. 811-08651

                                                              CIK No. 0001055225
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 8

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 63

     LLANY Separate Account R for Flexible Premium Variable Life Insurance
                           (Exact Name of Registrant)

                                Lincoln SVUL-IV
                        Lincoln PreservationEdgeSM SVUL

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2010 was filed March 31, 2011.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x/ on May 1, 2011 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be December 22, 2010.

          SUPPLEMENT DATED MAY 1, 2011 TO PROSPECTUSES DATED MAY 1, 2011

         LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
   PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

            LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE
                  PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

     LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
               PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

             ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

   - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
      THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - M BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
      THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -  M CAPITAL APPRECIATION FUND: Maximum capital appreciation.
      (Subadvised by Frontier Capital Management Company LLC)
      THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -  M LARGE CAP GROWTH FUND: Long-term capital appreciation.
      (Subadvised by DSM Capital Partners, LLC)
      THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                       PROSPECTUS 1

LLANY Separate Account R for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
--------------------------------------------------------------------------------
     This prospectus describes Lincoln SVUL-IV, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The policy described in this prospectus is available only in New York.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2011

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         8
    Fund Participation Agreements.................         9
    Distribution of the Policies and
      Compensation................................         9
    Sub-Accounts and Funds........................        10
    Sub-Account Availability and Substitution of
      Funds.......................................        16
    Voting Rights.................................        16
POLICY CHARGES AND FEES...........................        17
    Premium Load; Net Premium Payment.............        17
    Surrender Charges.............................        18
    Partial Surrender Fee.........................        19
    Transfer Fee..................................        19
    Mortality and Expense Risk Charge.............        19
    Cost of Insurance Charge......................        19
    Administrative Fee............................        19
    Policy Loan Interest..........................        20
    Rider Charges.................................        20
YOUR INSURANCE POLICY.............................        20
    Application...................................        21
    Owner.........................................        21
    Right-to-Examine Period.......................        21
    Initial Specified Amount......................        22
    Transfers.....................................        22
    Market Timing.................................        22
    Optional Sub-Account Allocation Programs......        24
    Riders........................................        25
    Continuation of Coverage......................        25


Contents                                                 Page
--------------------------------------------------      -----
    Termination of Coverage.......................        25
    State Regulation..............................        26
PREMIUMS..........................................        26
    Allocation of Net Premium Payments............        26
    Planned Premiums; Additional Premiums.........        26
    Policy Values.................................        27
DEATH BENEFITS....................................        28
    Death Benefit Options.........................        28
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        29
    Death Benefit Proceeds........................        30
POLICY SURRENDERS.................................        30
    Partial Surrender.............................        31
POLICY LOANS......................................        32
LAPSE AND REINSTATEMENT...........................        32
    No Lapse Provision............................        33
    Reinstatement of a Lapsed Policy..............        35
TAX ISSUES........................................        35
    Taxation of Life Insurance Contracts in
      General.....................................        35
    Policies That Are MECs........................        36
    Policies That Are Not MECs....................        37
    Last Survivor Contract........................        37
    Other Considerations..........................        38
    Fair Market Value of Your Policy..............        39
    Tax Status of Lincoln Life....................        39
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        39
LEGAL PROCEEDINGS.................................        39
FINANCIAL STATEMENTS..............................        40
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        41

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two insureds. Upon the death of the first insured, the policy pays no death benefit. The policy will pay the death benefit only when the second insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.


Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 14 policy years, and fees assessed for partial surrenders in all policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.




                                 Table I: Transaction Fees
                                    When Charge                          Amount
         Charge                     is Deducted                         Deducted
 Maximum sales charge        When you pay a premium.        8% from each premium payment.1
 imposed on premiums
 (Premium Load)

                                              Table I: Transaction Fees
                                           When Charge                                     Amount
          Charge                           is Deducted                                    Deducted
 Surrender Charge*2             For up to 10 years from the
                                Policy Date a Surrender Charge
                                will be deducted at the time you
                                effect a Full Surrender of your
                                policy or effect a Reduction of
                                Specified Amount.
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $37.52 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 55, nonsmoker, and a female,
  Representative Insured                                               age 55, nonsmoker, in year one, the maximum
                                                                       surrender charge is $13.68 per $1,000 of
                                                                       specified amount.
 Partial Surrender Fee          When you take a partial                The lesser of $25 or 2% of the amount
                                surrender of your policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $25
                                in excess of 24 made during
                                any policy year.




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor. 1The maximum sales charge imposed on premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.
  2 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)



Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly

                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 10,000% of the standard rate.
  Charge for a                                                   For a male, age 55, nonsmoker, and a female,
  Representative Insured                                         age 55, nonsmoker, the guaranteed maximum
                                                                 monthly cost of insurance rate is $0.02 per
                                                                 $1,000 of net amount at risk in the year of policy
                                                                 issue.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.60%.3
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first 120 months from issue date or
  Minimum Charge                                                 increase in specified amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $0.17 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount to a minimum of $0.03 per $1,000 of
                                                                 initial specified amount or increase in specified
                                                                 amount.
  Charge for a                                                   For a male, age 55, nonsmoker, and a female,
  Representative Insured                                         age 55, nonsmoker, the maximum additional
                                                                 monthly charge is $0.11 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount.
 Policy Loan Interest           Annually                         5.0% annually of the amount held in the loan
                                                                 account.4




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.
     3 Guaranteed at an effective annual rate of 0.60% in policy years 1-19, and 0.20% in policy years 20 and beyond.

     4 Annual interest rate of 5% in years 1-10, and 4% in years 11 and later.




     Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                       When Charge                         Amount
     Charge            is Deducted                        Deducted
 Rider Charges                           Individualized based on optional Rider(s)
                                         selected.

                 Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                Amount
           Charge                         is Deducted                               Deducted
 Accounting Value Rider           N/A                              There is no charge for this rider.
 Overloan Protection Rider        One-time charge when you         Maximum charge of 5% of the then current
                                  elect to use the benefit.        accumulation value.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        2.33% 4         0.30%
 (12b-1) fees, and other expenses.




  4 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.72%. These waivers and reductions generally extend through April 30, 2012 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

LLANY Separate Account R for Flexible Premium Variable Life Insurance (Separate Account) is a Separate Account of the Company which was established on January 29, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the New York State Insurance Department.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN

46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.25% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation. (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year premium and 27% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's general account, which supports insurance and annuity obligations.



Sub-Accounts and Funds


The variable investment options in the policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Large Cap Growth Portfolio (Class A): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.



American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.



American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.


   o Growth-Income Fund (Class 2): Long-term growth and income.


   o International Fund (Class 2): Long-term growth.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc. and subadvised by BlackRock Investment Management, LLC


   o Global Allocation V.I. Fund (Class I): High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Long-term total return.

   o Emerging Markets Series (Standard Class): Long-term capital appreciation.

   o High Yield Series (Standard Class): Total return and secondarily high current income.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


   o Limited-Term Diversified Income Series (Standard Class): Long-term total return.


   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.


   o Smid Cap Growth Series (Standard Class): Long-term capital appreciation. (formerly Trend Series)

   o U. S. Growth Series (Standard Class): Long-term capital appreciation.

   o Value Series (Standard Class): Capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o DWS Equity 500 Index VIP Portfolio (Class A): Capital appreciation. (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o DWS Small Cap Index VIP Portfolio (Class A): Capital appreciation. (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Asset Management, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A)(2): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Equity-Income Portfolio (Service Class): Reasonable income.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Growth Portfolio (Service Class): Capital appreciation.


   o Mid Cap Portfolio (Service Class): Long-term growth of capital.

   o Overseas Portfolio (Service Class): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Maximize income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18, 2009.
Consult your financial advisor.

   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


Janus Aspen Series, advised by Janus Capital Management LLC.

   o Balanced Portfolio (Service Shares): Maximum total return.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Enterprise Portfolio (Service Shares): Long-term growth.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)


   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.
     (Subadvised by BlackRock Financial Management, Inc.)


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is only available to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*


   o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.

     (Subadvised by J.P. Morgan Investment Management, Inc.)

   o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)
     (formerly LVIP Marsico International Growth Fund)


   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.

     (Subadvised by Delaware Management Company)*


   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
      Current income with growth of capital.


   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Global Tactical Allocation Fund (Standard Class): Long-term growth of capital.
     (formerly LVIP Wilshire Aggressive Profile Fund)


   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2):
      Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.


   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


   o LVIP Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income (Subadvised by Metropolitan West Capital Management)

   o LVIP 2010 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2010 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2020 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2020 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2030 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2030 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2040 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2040 Profile Fund)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Conservative Profile Fund (Standard Class)(2): Current income. (formerly LVIP Wilshire Conservative Profile Fund)

   o LVIP Moderate Profile Fund (Standard Class)(2): Growth and income. (formerly LVIP Wilshire Moderate Profile Fund)

   o LVIP Moderately Aggressive Profile Fund (Standard Class)(2): Growth and income.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Core Equity Series (Initial Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o Regency Portfolio (I Class): Long-term growth.
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


(2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, may be deducted in two ways:

1) Proportionately from the net accumulation value of each Sub-Account and the Fixed Account subject to the charge.

2) From the net accumulation value of specific funds which you have designated.

If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro rata from the rest of the funds in your policy that have value.

If you have not selected designated funds, the monthly deductions will be taken pro rata from all of the funds in your policy that have value.

The monthly deductions are made on the "monthly anniversary day," which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day. You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct a maximum of 8% from each premium payment during the first policy year and a maximum of 4% thereafter. The premium payment, after deduction of the premium load, is called the "net premium payment."

Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insureds, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $37.52 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 14 years for full surrenders and 10 years for decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 14 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:

     1) occurs after the tenth policy anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.


Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.


Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.

Partial Surrender Fee

No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.60% in policy years 1-19 and 0.20% in policy years 20 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insureds death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of each insured. Please note that it will generally increase each policy year as the insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat monthly deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

For the first 120 months from policy issue date or increase in specified amount, there is an additional charge which will never exceed $0.17 per $1,000 of initial specified amount or increase in specified amount. The charge is based on the younger insured's age and the specified amount. If an increase occurs, the younger insured's current insurance age will be the issue age for the new coverage.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5% in years 1-10, 4% in years 11 and beyond. We will credit 4% interest on the loan account value in all years.




Rider Charges


Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the second insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insureds and owner; Date of Issue; the initial specified amount; the death benefit option selected; issue ages; named beneficiary; initial premium payment; surrender charges; expense charges and fees; No Lapse premium; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insureds will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and ages are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insureds and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insureds. Based on our review of medical information about the proposed insureds, we may decline to provide insurance, or we may place the proposed insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insureds age, underwriting category, and gender, the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional No Lapse protection and riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as at least one of the insureds is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.



Right-to-Examine Period

You may return your policy to us for cancellation within 45 days of the date the application is signed or 10 days after you receive the policy (60 days for policies issued in replacement of other insurance). This is called the right to examine period. If the policy is returned for cancellation within the right to examine period, we will refund to you all premium payments. If a premium payment was made by check, there may be a delay until the check clears.

Any net premium payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right to examine period, we will return the full amount of any premium payments made.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts.

While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your policy is issued. Transfers from the money market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If automatic rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.


Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first five policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.


Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee.

If your policy is issued on or after May 22, 2006, we will automatically issue this rider with your policy. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Continuation of Coverage

If at least one of the insureds is still living when the younger insured attains, or would have attained, age 100, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the second insured. However, there are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the second insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your policy.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to maintain the No Lapse provision or to keep the policy in force. Premiums may be paid any time before the younger insured attains, or would have attained, age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.

The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 4% in all years.

The Net Accumulation Value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the second insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount (a minimum of $250,000)                                      None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of             May increase or decrease over
              the date of the second insured's death.                                       time, depending on the amount
                                                                                            of premium paid and the
                                                                                            investment performance of the
                                                                                            underlying Sub-Accounts or the
                                                                                            Fixed Account.
    3         Sum of the specified amount plus the accumulated premiums (all                Will generally increase,
              premiums paid minus the cumulative policy factor, if that factor is           depending on the amount of
              elected) up to the limit shown in the policy specifications, as of the        premium paid.
              date of the second insured's death. Any premium paid that will cause the death benefit proceeds to exceed this limit will be applied to the policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
              a) the applicable monthly rate then used by the Internal Revenue
              Service (IRS); or
              b) an alternative monthly rate permitted by the IRS; times
              c) the specified amount divided by 1000.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.

Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $250,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                    Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.
     1 to 3          The specified amount will not change.
     3 to 1          The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
     2 to 3          The specified amount will be increased by the accumulation value as of the effective date of change.
     3 to 2          o If the accumulation value is greater than the accumulated premium (less cumulative policy factor if that factor elected), the specified amount will be reduced by the accumulation value less accumulated premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
                     o If the accumulation value is less than the accumulated premium (less the cumulative policy factor if elected), the specified amount will be increased by the accumulated premium (less the cumulative policy factor if that factor is elected), less the accumulation value as of the effective date of change.

A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both insureds. This notification must include a certified copy of an official death certificate for each insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both insureds, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


In the case of a death of one of the parties to the policy, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $5,000, the proceeds will be placed into a SecureLine (Reg. TM)account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM)account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's general account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

At any time, you may transfer all of the Separate Account value to the Fixed Account and then surrender the policy for reduced guaranteed nonparticipating paid-up insurance. No monthly administrative fees will apply to such paid-up insurance. The amount of paid-up insurance will be that which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy. The paid-up insurance will not include any additional benefits provided by rider under the original policy.


If you request a lump sum surrender and your surrender value is over $5,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM) is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.




Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                           Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.

   Death Benefit
 Option in Effect                                        Impact of Partial Surrender
         3              Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the partial surrender exceeds the accumulated premiums.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.


POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 5% in years 1-10 and 4% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 4% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time as long as at least one of the insureds is living. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the No Lapse provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the No Lapse provision is in effect, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No Lapse Provision

Your policy includes a No Lapse provision. This means that your policy will not lapse as long as you have paid the required No Lapse premium. The No Lapse premium is the cumulative premium required to maintain the No Lapse provision, preventing your policy from lapse, and is shown in the policy specifications.

There is no difference in the calculation of policy values and death benefit between a policy that has the No Lapse provision, and a policy that does not. This is true whether or not the No Lapse provision is active and keeping the policy from lapsing.

There is no charge for this feature. It is only available with death benefit options 1 and 2.

There are three levels of No Lapse protection:

1) a guarantee until the younger insured reaches, or would have reached, age 100 (must be selected at time of policy application);

2) a guarantee for the first 20 policy years; and

3) a guarantee for the first 10 policy years.



                                                                               Provision will terminate
   Level                       Lapse Protection                                  upon the earliest of
 Age 100        If elected, a payment of the age 100 No             1) the age 100 premium requirement is not
                Lapse premium is due as of the Date of              met,
                Issue and each monthly anniversary day to           2) there is a change in the death benefit
                guarantee the policy will not lapse before          option, or
                the younger insured reaches, or would have          3) the younger insured reaches, or would
                reached, age 100. All, or a portion of, the         have reached, age 100.

                remaining monthly premiums can be paid in
                                                                    A period of at least 61 days will be granted
                advance at any time.
                                                                    for the age 100 No Lapse premium if on any

                As long as the sum of all premium                   monthly anniversary day it is determined
                payments (less any indebtedness and                 that the age 100 No Lapse premium has not
                partial surrenders) is at least equal to the        been met. At least 31 days before the end of
                sum of the age 100 No Lapse premiums                that period, we will notify you of the amount
                since the Date of Issue, the policy will not        of premium necessary to maintain the age
                lapse until the younger insured reaches, or         100 No Lapse provision.

                would have reached, age 100, even if the
                                                                    Once the age 100 No Lapse provision is
                net accumulation value is insufficient to
                                                                    terminated, it cannot be reinstated.
                meet the monthly deductions.
                                                                    However, you may still qualify for either the
                                                                    20 year or 10 year No Lapse provision.

                                                                                       Provision will terminate
       Level                            Lapse Protection                                 upon the earliest of
 First 20 policy        During the first 20 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 21st policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 20 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 20 year          policy is in force or during the policy's
                        No Lapse premiums due since Date of Issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 20 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 20
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

                                                                             However, you may still qualify for the 10
                                                                             year No Lapse provision.
 First 10 policy        During the first 10 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 11th policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 10 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 10 year          policy is in force or during the policy's
                        No Lapse premiums due since Date of Issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 10 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 10
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

If you fail to satisfy the requirements for the age 100, 20 year and 10 year No Lapse provisions, and you have paid insufficient premium to cover your monthly deductions, the policy, after notice, and expiration of the policy's grace period, will lapse.

Your levels of No Lapse premiums are shown on the policy specifications pages. To determine if you are meeting the cumulative premium payment required to retain the No Lapse protection, review your most recent quarterly statement or contact our Administrative Office.

If the No Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No Lapse premium would have been. If you pay only the minimum premium needed to keep the No Lapse provision in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If the No Lapse provision is not in effect, and your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, if both insureds are living, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of both insureds is furnished to us and we agree to accept the risk for both insureds;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.


The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.



Last Survivor Contract

Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form
of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured



Other Considerations

Insured Lives Past Age 100. If the younger insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the younger insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company, the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
   Estate Tax Repeal Rider
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

LLANY Separate Account R for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-141768
1940 Act Registration No. 811-08651

                               End of Prospectus

                             SAI 1

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2011
                  Relating to Prospectus Dated May 1, 2011 for



                            Lincoln SVUL-IV product



LLANY Separate Account R for Flexible Premium Variable Life Insurance,
                                   Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln NY SVUL-IV product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             4
    Independent Registered Public Accounting
      Firm.......................................             4
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5
    Administrative Services......................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Change of Ownership..........................             5
    Beneficiary..................................             5
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             7
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Gender................             7
    Suicide......................................             8
    Estate Tax Repeal Rider......................             8
PERFORMANCE DATA.................................             8
FINANCIAL STATEMENTS.............................             9
    Separate Account.............................           R-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domocile, and in any other state or jurisdiction where this policy is issued.


In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $587,894 in 2010, $256,877 in 2009 and $547,271 in 2008 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2010; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Assignment
While either insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as either insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while either insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the death of the second insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives at the time of the death of the second insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.

You may exchange the policy for separate single life policies on each of the insureds under any of the following circumstances:

(1) a change in the Internal Revenue Code (IRC) that would result in a less favorable tax treatment of the insurance provided under this policy,

(2) the insureds are legally divorced while this policy is in force, or

(3) the insureds' business is legally dissolved while the policy is in force.

An exchange for separate policies is subject to all of the following conditions:

(1) both insureds are alive and the policy is in force at the time of the change in circumstances noted above,

(2) both insureds furnish evidence of insurability satisfactory to the Company, unless

  (a) the exchange is applied for within 12 months of the enactment of the change in the IRC, or (b) the exchange is applied for within 24 months of the date of legal divorce with the exchange to become effective after 24 months following the date of legal divorce,

(3) the amount of insurance of each new policy is not larger than one half of the amount of insurance then in force under this policy, and

(4) any other requirements as determined by the Company are met.

The new policy will not take effect until the date all such requirements are met. The premium for each new policy is determined according to the Company's rates in effect at that time for that policy based on each insured's attained age and premium class, if that premium class is available on a single-life basis. If either insured's premium class is not available on a single-life basis, the new policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for an premium class that is available.

Settlement Options

You may elect or change a settlement option while at least one insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the second insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the death benefit proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.



Misstatement of Age or Gender

If the age or gender of either insureds has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the second insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the second insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.

Suicide

If the second insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the second insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.




Estate Tax Repeal Rider

The Estate Tax Repeal Rider is no longer available and, by its terms, is of no further effect. Under the terms and conditions of the rider, it terminated on January 1, 2011 because the repeal of the Federal Estate Tax Law was not made permanent nor was the repeal temporarily extended for two years past January 1, 2011.



PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 financial statements of the Company follow.

          SUPPLEMENT DATED MAY 1, 2011 TO PROSPECTUSES DATED MAY 1, 2011

         LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
   PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

            LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE
                  PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

     LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
               PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

             ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

   - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
      THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - M BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
      THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -  M CAPITAL APPRECIATION FUND: Maximum capital appreciation.
      (Subadvised by Frontier Capital Management Company LLC)
      THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -  M LARGE CAP GROWTH FUND: Long-term capital appreciation.
      (Subadvised by DSM Capital Partners, LLC)
      THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                              PROSPECTUS 2

LLANY Separate Account R for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
--------------------------------------------------------------------------------
     This prospectus describes Lincoln PreservationEdgeSM SVUL, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln
Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The policy described in this prospectus is available only in New York.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                      o AllianceBernstein Variable Products Series Fund, Inc.

                      o American Century Investments Variable Portfolios, Inc.

                      o American Funds Insurance Series

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP (Reg. TM) Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance Trust

                      o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2011

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         8
    Fund Participation Agreements.................         9
    Distribution of the Policies and
      Compensation................................         9
    Sub-Accounts and Funds........................        10
    Sub-Account Availability and Substitution of
      Funds.......................................        15
    Voting Rights.................................        16
POLICY CHARGES AND FEES...........................        16
    Premium Load; Net Premium Payment.............        17
    Surrender Charges.............................        17
    Partial Surrender Fee.........................        18
    Transfer Fee..................................        18
    Mortality and Expense Risk Charge.............        18
    Cost of Insurance Charge......................        18
    Administrative Fee............................        19
    Policy Loan Interest..........................        19
    Rider Charges.................................        19
YOUR INSURANCE POLICY.............................        19
    Application...................................        20
    Owner.........................................        20
    Right to Examine Period.......................        21
    Initial Specified Amount......................        21
    Transfers.....................................        21
    Market Timing.................................        22
    Optional Sub-Account Allocation Programs......        23
    Riders........................................        24
    Continuation of Coverage......................        24


Contents                                                 Page
--------------------------------------------------      -----
    Termination of Coverage.......................        25
    State Regulation..............................        25
PREMIUMS..........................................        25
    Allocation of Net Premium Payments............        25
    Planned Premiums; Additional Premiums.........        25
    Policy Values.................................        26
DEATH BENEFITS....................................        27
    Death Benefit Options.........................        27
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        28
    Death Benefit Proceeds........................        29
POLICY SURRENDERS.................................        30
    Partial Surrender.............................        31
POLICY LOANS......................................        31
LAPSE AND REINSTATEMENT...........................        32
    No Lapse Provision............................        32
    Reinstatement of a Lapsed Policy..............        34
TAX ISSUES........................................        35
    Taxation of Life Insurance Contracts in
      General.....................................        35
    Policies That Are MECs........................        36
    Policies That Are Not MECs....................        37
    Last Survivor Contract........................        37
    Other Considerations..........................        37
    Fair Market Value of Your Policy..............        38
    Tax Status of Lincoln Life....................        39
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        39
LEGAL PROCEEDINGS.................................        39
FINANCIAL STATEMENTS..............................        39
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        40
GLOSSARY OF TERMS.................................        41

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two insureds. Upon the death of the first insured, the policy pays no death benefit. The policy will pay the death benefit only when the second insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.


Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 10 policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.




                                  Table I: Transaction Fees
                                    When Charge                           Amount
         Charge                     is Deducted                          Deducted
 Maximum sales charge        When you pay a premium.        3.5% from each premium payment.1
 imposed on premiums
 (Premium Load)

                                               Table I: Transaction Fees
                                           When Charge                                      Amount
          Charge                           is Deducted                                     Deducted
 Surrender Charge*2             For up to 10 years from the
                                Policy Date a Surrender Charge
                                will be deducted at the time you
                                effect a Full Surrender of your
                                policy or effect a Reduction of
                                Specified Amount.
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $45.27 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 55, standard non-tobacco, and a
  Representative Insured                                               female, age 55, standard non-tobacco, in year
                                                                       one, the maximum surrender charge is $25.75
                                                                       per $1,000 of specified amount.
  Fund Transfer Fee             Applied to any transfer request        $25
                                in excess of 24 made during
                                any policy year.




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor. 1The maximum sales charge imposed on premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.
  2 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)



Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                 Table II: Periodic Charges Other Than Fund Operating Expenses
                            When Charge                             Amount
        Charge              is Deducted                            Deducted
 Cost of Insurance*        Monthly
  Maximum and                                 The monthly cost of insurance rates for standard
  Minimum Charge                              issue individuals ranges from a guaranteed
                                              maximum of $83.33 per $1,000 per month to a
                                              guaranteed minimum of $0.00 per $1,000 per
                                              month of net amount at risk.

                                              Individuals with a higher mortality risk than
                                              standard issue individuals can be charged from
                                              135% to 5,000% of the standard rate.

                          Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                    Amount
          Charge                        is Deducted                                   Deducted
 Charge for a                                                    For a male, age 55, standard non-tobacco, and a
 Representative Insured                                          female, age 55, standard non-tobacco, the
                                                                 guaranteed maximum monthly cost of insurance
                                                                 rate is $0.00005 per $1,000 of net amount at
                                                                 risk in the year of policy issue.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.10%.3
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first 120 months from issue date or
  Minimum Charge                                                 increase in specified amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $0.90 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount to a minimum of $0.06834 per $1,000
                                                                 of initial specified amount or increase in
                                                                 specified amount.
  Charge for a                                                   For a male, age 55, standard non-tobacco, and a
  Representative Insured                                         female, age 55, standard non-tobacco, the
                                                                 maximum additional monthly charge is
                                                                 $0.22334 per $1,000 of initial specified amount
                                                                 or increase in specified amount.
 Policy Loan Interest           Annually                         4.0% annually of the amount held in the loan
                                                                 account.4




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.
     3 Guaranteed at an effective annual rate of 0.10% in policy years 1-20 and 0.00% in policy years 21 and beyond.
     4 Annual interest rate of 4% in years 1-10, and 3.1% in years 11 and later.




                  Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                Amount
           Charge                         is Deducted                               Deducted
 Rider Charges                                                     Individualized based on optional Rider(s)
                                                                   selected.
 Overloan Protection Rider        One-time charge when you         Maximum charge of 5% of the then current
                                  elect to use the benefit.        accumulation value.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        2.33% 4         0.30%
 (12b-1) fees, and other expenses.




  4 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.72%. These waivers and reductions generally extend through April 30, 2012 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

LLANY Separate Account R for Flexible Premium Variable Life Insurance (Separate Account) is a Separate Account of the Company which was established on January 29, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the New York State Insurance Department.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN

46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.25% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation. (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year premium and 27% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's general account, which supports insurance and annuity obligations.



Sub-Accounts and Funds


The variable investment options in the policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.



American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.
     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.


   o Growth-Income Fund (Class 2): Long-term growth and income.


   o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


   o Global Allocation VI Fund (Class I): High total investment return.

Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Long-term total return.

   o Emerging Markets Series (Standard Class): Long-term capital appreciation.

   o High Yield Series (Standard Class): Total return and secondarily high current income.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


   o Limited-Term Diversified Income Series (Standard Class): Long-term total return.


   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.


   o Smid Cap Growth Series (Standard Class): Long-term capital appreciation. (formerly Trend Series)

   o U. S. Growth Series (Standard Class): Long-term capital appreciation.

   o Value Series (Standard Class): Capital appreciation.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A)(2): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.


   o Mid Cap Portfolio (Service Class): Long-term growth of capital.

   o Overseas Portfolio (Service Class): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Maximize income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18, 2009.
Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.

     (Subadvised by BlackRock Financial Management, Inc.)


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.

     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*


   o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.

     (Subadvised by J.P. Morgan Investment Management, Inc.)

   o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)
     (formerly LVIP Marsico International Growth Fund)


   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Conservative Structured Allocation Fund: (Standard Class)(2):
      Current income with growth of capital.


   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2): Long-term growth of capital.
     (formerly LVIP Wilshire Aggressive Profile Fund)
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index..
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2):
      Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.


   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


   o LVIP Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income. (Subadvised by Metropolitan West Capital Management)

   o LVIP 2010 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2010 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2020 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2020 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP 2030 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2030 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2040 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2040 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP Conservative Profile Fund (Standard Class)(2): Current income. (formerly LVIP Wilshire Conservative Profile Fund)

   o LVIP Moderate Profile Fund (Standard Class)(2): Growth and income. (formerly LVIP Wilshire Moderate Profile Fund)

   o LVIP Moderately Aggressive Profile Fund (Standard Class)(2): Growth and income.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Growth Series (Initial Class): Capital appreciation.


   o Total Return Series (Initial Class): Total return.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


  *Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


  (1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


  (2)These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.

Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, may be deducted in two ways:

1) Proportionately from the net accumulation value of each Sub-Account and the Fixed Account subject to the charge.

2) From the net accumulation value of specific funds which you have designated.

If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro rata from the rest of the funds in your policy that have value.

If you have not selected designated funds, the monthly deductions will be taken pro rata from all of the funds in your policy that have value.

The monthly deductions are made on the "monthly anniversary day," which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day. You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 3.5% from each premium payment. The premium payment, after deduction of the premium load, is called the "net premium payment."



Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insureds, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $45.27 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 10 years for full surrenders and decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 10 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:

     1) occurs after the tenth policy anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.


Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.


Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee

No surrender charge or administrative fee is imposed on a partial surrender.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.10% in policy years 1-20 and 0.00% in policy years 21 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insureds death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0024663 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of each insured. Please note that it will generally increase each policy year as the insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat monthly deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

For the first 120 months from policy issue date or increase in specified amount, there is an additional charge which will never exceed $0.90 per $1,000 of initial specified amount or increase in specified amount. The charge is based on each insured's age and the specified amount. If an increase occurs, each insured's current insurance age will be the issue age for the new coverage.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 4.0% in years 1-10, 3.1% in years 11 and beyond. We will credit 3.0% interest on the loan account value in all years.




Rider Charges


Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the second insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insureds and owner; Date of Issue; the initial specified amount; the death benefit option selected; issue ages; named beneficiary; initial premium payment; surrender charges; expense charges and fees; No Lapse premium; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insureds will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and ages are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insureds and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insureds. Based on our review of medical information about the proposed insureds, we may decline to provide insurance, or we may place the proposed insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insureds age, underwriting category, and gender, the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional No Lapse protection and riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as at least one of the insureds is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.



Right to Examine Period

You may return your policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your policy is issued. Transfers from the money market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial adviser to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect policy owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If automatic rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.



Riders


We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.


Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your policy. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Continuation of Coverage

If at least one of the insureds is still living when the younger insured attains, or would have attained, age 121, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the second insured. However, there are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the second insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your policy.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to maintain the No Lapse provision or to keep the policy in force. Premiums may be paid any time before the younger insured attains, or would have attained, age 121.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3%) or a higher rate determined by the Company.

The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 3% in all years.


The Net Accumulation Value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the second insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                       Death Benefit Proceeds Equal to the                                Variability
    1         Specified amount (a minimum of $250,000)                                 None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of        May increase or decrease over
              the date of the second insured's death.                                  time, depending on the amount
                                                                                       of premium paid and the
                                                                                       investment performance of the
                                                                                       underlying Sub-Accounts or the
                                                                                       Fixed Account.

 Option                          Death Benefit Proceeds Equal to the                                Variability
    3         Sum of the specified amount plus the accumulated premiums (all                Will generally increase,
              premiums paid minus the cumulative policy factor, if that factor is           depending on the amount of
              elected) up to the limit shown in the policy specifications, as of the        premium paid.
              date of the second insured's death. Any premium paid that will cause the death benefit proceeds to exceed this limit will be applied to the policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
              a) the applicable monthly rate then used by the Internal Revenue
              Service (IRS); or
              b) an alternative monthly rate permitted by the IRS; times
              c) the specified amount divided by 1000.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $250,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                    Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.
     1 to 3          The specified amount will not change.
     3 to 1          The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
     2 to 3          The specified amount will be increased by the accumulation value as of the effective date of change.
     3 to 2          o If the accumulation value is greater than the accumulated premium (less cumulative policy factor if that factor elected), the specified amount will be reduced by the accumulation value less accumulated premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
                     o If the accumulation value is less than the accumulated premium (less the cumulative policy factor if elected), the specified amount will be increased by the accumulated premium (less the cumulative policy factor if that factor is elected), less the accumulation value as of the effective date of change.

A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both insureds. This notification must include a certified copy of an official death certificate for each insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both insureds, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


In the case of a death of one of the parties to the policy, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $5,000, the proceeds will be placed into a SecureLine (Reg. TM)account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM)account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's

SecureLine (Reg. TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's general account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

At any time, you may transfer all of the Separate Account value to the Fixed Account and then surrender the policy for reduced guaranteed nonparticipating paid-up insurance. No monthly administrative fees will apply to such paid-up insurance. The amount of paid-up insurance will be that which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy. The paid-up insurance will not include any additional benefits provided by rider under the original policy.


If you request a lump sum surrender and your surrender value is over $5,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM) is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.

Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                                        Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.
         3              Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the partial surrender exceeds the accumulated premiums.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.


POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 4% in years 1-10 and 3.1% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 3% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0.1% thereafter.

Your outstanding loan balance may be repaid at any time as long as at least one of the insureds is living. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the No Lapse provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the No Lapse provision is in effect, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No Lapse Provision

Your policy includes a No Lapse provision. This means that your policy will not lapse as long as you have paid the required No Lapse premium. The No Lapse premium is the cumulative premium required to maintain the No Lapse provision, preventing your policy from lapse, and is shown in the policy specifications.

There is no difference in the calculation of policy values and death benefit between a policy that has the No Lapse provision, and a policy that does not. This is true whether or not the No Lapse provision is active and keeping the policy from lapsing.

There is no charge for this feature. It is only available with death benefit options 1 and 2.

There are three levels of No Lapse protection:

1) a guarantee until the younger insured reaches, or would have reached, age 100 (must be selected at time of policy application);

2) a guarantee for the first 20 policy years; and

3) a guarantee for the first 10 policy years.

                                                                                        Provision will terminate
       Level                            Lapse Protection                                  upon the earliest of
 Age 100                If elected, a payment of the age 100 No              1) the age 100 premium requirement is not
                        Lapse premium is due as of the Date of               met,
                        Issue and each monthly anniversary day to            2) there is a change in the death benefit
                        guarantee the policy will not lapse before           option, or
                        the younger insured reaches, or would have           3) the younger insured reaches, or would
                        reached, age 100. All, or a portion of, the          have reached, age 100.

                        remaining monthly premiums can be paid in
                                                                             A period of at least 61 days will be granted
                        advance at any time.
                                                                             for the age 100 No Lapse premium if on any

                        As long as the sum of all premium                    monthly anniversary day it is determined
                        payments (less any indebtedness and                  that the age 100 No Lapse premium has not
                        partial surrenders) is at least equal to the         been met. At least 31 days before the end of
                        sum of the age 100 No Lapse premiums                 that period, we will notify you of the amount
                        since the Date of Issue, the policy will not         of premium necessary to maintain the age
                        lapse until the younger insured reaches, or          100 No Lapse provision.

                        would have reached, age 100, even if the
                                                                             Once the age 100 No Lapse provision is
                        net accumulation value is insufficient to
                                                                             terminated, it cannot be reinstated.
                        meet the monthly deductions.
                                                                             However, you may still qualify for either the
                                                                             20 year or 10 year No Lapse provision.
 First 20 policy        During the first 20 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 21st policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 20 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 20 year          policy is in force or during the policy's
                        No Lapse premiums due since Date of Issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 20 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 20
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

                                                                             However, you may still qualify for the 10
                                                                             year No Lapse provision.

                                                                                       Provision will terminate
       Level                            Lapse Protection                                 upon the earliest of
 First 10 policy        During the first 10 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 11th policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 10 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 10 year          policy is in force or during the policy's
                        No Lapse premiums due since Date of Issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 10 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 10
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

If you fail to satisfy the requirements for the age 100, 20 year and 10 year No Lapse provisions, and you have paid insufficient premium to cover your monthly deductions, the policy, after notice, and expiration of the policy's grace period, will lapse.

Your levels of No Lapse premiums are shown on the policy specifications pages. To determine if you are meeting the cumulative premium payment required to retain the No Lapse protection, review your most recent quarterly statement or contact our Administrative Office.

If the No Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No Lapse premium would have been. If you pay only the minimum premium needed to keep the No Lapse provision in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If the No Lapse provision is not in effect, and your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, if both insureds are living, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of both insureds is furnished to us and we agree to accept the risk for both insureds;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.


The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.



Last Survivor Contract

Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured



Other Considerations

Insured Lives Past Age 121. If the younger insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the younger insured attains age 121.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.

If at any time you pay a premium that would exceed the amount allowable to permit the policy to continue to qualify as life insurance, we will either refund the excess premium to you within 60 days of the end of the policy year or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

The policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your policy to become a MEC and you do not consent to MEC status for your policy, we will either refund the excess premium to you within 60 days of the end of the policy year, offer you the opportunity to apply for an increase in Death Benefit. If the excess premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the policy on the next, succeeding policy anniversary when the premium no longer causes your policy to be deemed a MEC in accordance with your premium allocation instructions on file at the time the premium is applied.

Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company, the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
   Estate Tax Repeal Rider
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

LLANY Separate Account R for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-141768
1940 Act Registration No. 811-08651

                               End of Prospectus

GLOSSARY OF TERMS

7-pay test - A test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code.

1933 Act - The Securities Act of 1933, as amended.

1940 Act - The Investment Company Act of 1940, as amended.

Accumulation Value - An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.

Administrative Fee - The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Automatic Rebalancing - A program which periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account.

Beneficiary - The person designated to receive the Death Benefit Proceeds.

Cash Value Accumulation Test - A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single premium required to fund the future benefits under the policy.

Code - Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge - This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the policy's Net Amount at Risk by the Cost of Insurance Rate.

Date of Issue - The date on which we begin life insurance coverage under the policy if you have paid your initial premium with your application. If you have not paid your initial premium with your application, your life insurance coverage will begin on the day we receive your initial premium.

Death Benefit Proceeds - The amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your policy.

Dollar Cost Averaging - An optional program which you select which systematically transfers specified dollar amounts from the money market Sub-Account or on a limited basis from the Fixed Account to one or more Sub-Accounts.

Fixed Account - An allocation option under the policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value - An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Fund (Underlying Fund) - The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.

Grace Period - The period during which you may make premium payments (or repay indebtedness) to prevent policy lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the policy enters the grace period.

Guideline Premium Test - A provision of the Code under which the maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness - The sum of all outstanding loans and accrued interest.

Lapse Notice - Written notice to you (or any assignee of record) that your policy will terminate unless we receive payment of premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of premium payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

Loan Account - The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account.

Loan Account Value - An amount equal to any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account.

M&E - Mortality and Expense Risk Charge.

Market Timing Procedures - Policies and procedures from time to time adopted by us as an effort to protect our policy owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC) - A life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments.

Monthly Anniversary Day - The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction - The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your policy.

Net Accumulation Value - An amount equal to the Accumulation Value less the Loan Account Value.

Net Amount at Risk - The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, premium payment patterns, and charges.

Net Premium Payment - An amount equal to the premium payment, minus the Premium Load.

Owner - The person or entity designated as owner in the policy specifications unless a new owner is thereafter named, and we receive written notification of such change.

Partial Surrender - A withdrawal of a portion of your policy values.

Planned Premium - The amount of periodic premium (as shown in the policy specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice.

Policy Anniversary - The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Loan - The amount you have borrowed against the Surrender Value of your policy.

Policy Loan Interest - The charge made by the Company to cover the cost of your borrowing against your policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse - The day on which coverage under the policy ends as described in the grace period.

Policy Year - Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.

Premium (Premium Payment) - The amount that you pay to us for your policy. You may select and vary the frequency and the amount of premium payments. After the initial premium payment is made there is no minimum premium required, except premium payments to keep the policy in force.

Premium Load - A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction of Specified Amount - A decrease in the Specified Amount of your policy.

Right to Examine Period - The period during which the policy may be returned to us for cancellation.

SAI - Statement of Additional Information.

SEC - The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value) - An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount) - The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the policy.

Sub-Account(s) - Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account values.

Surrender Charge - The charge we may make if you request a Full Surrender of your policy or request a

Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

Surrender Value - An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.

Valuation Day - Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period - The time between Valuation Days.

Variable Accumulation Unit - A unit of measure used in the calculation of the value of each Sub-Account.

                            SAI 2

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2011
                  Relating to Prospectus Dated May 1, 2011 for



                    Lincoln PreservationEdgeSM SVUL product



LLANY Separate Account R for Flexible Premium Variable Life Insurance,
                                   Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln NY PreservationEdgeSM SVUL product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             4
    Independent Registered Public Accounting
      Firm.......................................             4
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5
    Administrative Services......................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Change of Ownership..........................             5
    Beneficiary..................................             5
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             7
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Gender................             7
    Suicide......................................             8
    Estate Tax Repeal Rider......................             8
PERFORMANCE DATA.................................             8
FINANCIAL STATEMENTS.............................             9
    Separate Account.............................           R-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domocile, and in any other state or jurisdiction where this policy is issued.


In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $587,894 in 2010, $256,877 in 2009 and $547,271 in 2008 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2010; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Assignment
While either insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as either insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while either insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the death of the second insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives at the time of the death of the second insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.

You may exchange the policy for separate single life policies on each of the insureds under any of the following circumstances:

(1) a change in the Internal Revenue Code (IRC) that would result in a less favorable tax treatment of the insurance provided under this policy,

(2) the insureds are legally divorced while this policy is in force, or

(3) the insureds' business is legally dissolved while the policy is in force.

An exchange for separate policies is subject to all of the following conditions:

(1) both insureds are alive and the policy is in force at the time of the change in circumstances noted above,

(2) both insureds furnish evidence of insurability satisfactory to the Company, unless

  (a) the exchange is applied for within 12 months of the enactment of the change in the IRC, or (b) the exchange is applied for within 24 months of the date of legal divorce with the exchange to become effective after 24 months following the date of legal divorce,

(3) the amount of insurance of each new policy is not larger than one half of the amount of insurance then in force under this policy, and

(4) any other requirements as determined by the Company are met.

The new policy will not take effect until the date all such requirements are met. The premium for each new policy is determined according to the Company's rates in effect at that time for that policy based on each insured's attained age and premium class, if that premium class is available on a single-life basis. If either insured's premium class is not available on a single-life basis, the new policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for an premium class that is available.

Settlement Options

You may elect or change a settlement option while at least one insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the second insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the death benefit proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.



Misstatement of Age or Gender

If the age or gender of either insureds has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the second insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the second insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.

Suicide

If the second insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the second insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.




Estate Tax Repeal Rider

The Estate Tax Repeal Rider is no longer available and, by its terms, is of no further effect. Under the terms and conditions of the rider, it terminated on January 1, 2011 because the repeal of the Federal Estate Tax Law was not made permanent nor was the repeal temporarily extended for two years past January 1, 2011.



PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 financial statements of the Company follow.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2010 and 2009, and the related statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                     /s/ Ernst & Young LLP

                                     Philadelphia, Pennsylvania
                                     April 1, 2011

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                  AS OF DECEMBER 31,
                                                                                ---------------------
                                                                                  2010       2009
                                                                                ------- -------------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2010 -- $6,429; 2009 -- $6,229) $ 6,659    $ 6,180
     Equity securities (cost: 2010 and 2009 -- $2)                                    3          2
  Mortgage loans on real estate                                                     225        228
  Policy loans                                                                      431        442
  Other investments                                                                   1          2
                                                                                ------- -------------
        Total investments                                                         7,319      6,854
Cash and invested cash                                                               48         65
Deferred acquisition costs and value of business acquired                           731        856
Premiums and fees receivable                                                          5          5
Accrued investment income                                                            93         92
Reinsurance recoverables                                                            503        502
Goodwill                                                                            162        162
Other assets                                                                        115        105
Separate account assets                                                           2,660      2,263
                                                                                ------- -------------
        Total assets                                                            $11,636    $10,904
                                                                                ======= =============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                        $ 1,523    $ 1,537
Other contract holder funds                                                       5,268      5,084
Other liabilities                                                                   306        264
Separate account liabilities                                                      2,660      2,263
                                                                                ------- -------------
        Total liabilities                                                         9,757      9,148
                                                                                ------- -------------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 11)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares authorized, issued and outstanding                   940        940
Retained earnings                                                                   879        846
Accumulated other comprehensive income (loss)                                        60        (30)
                                                                                ------- -------------
        Total stockholder's equity                                                1,879      1,756
                                                                                ------- -------------
            Total liabilities and stockholder's equity                          $11,636    $10,904
                                                                                ======= =============


                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                           FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                          -----------------------
                                                                                          2010    2009    2008
                                                                                          ------- ------- -------
REVENUES
Insurance premiums                                                                        $127    $104    $ 98
Insurance fees                                                                             259     255     248
Net investment income                                                                      418     408     395
Realized gain (loss):
  Total other-than-temporary impairment losses on securities                               (20)    (90)   (106)
  Portion of loss recognized in other comprehensive income                                   5      31      --
                                                                                          ------- ------- -------
     Net other-than-temporary impairment losses on securities recognized in earnings       (15)    (59)   (106)
     Realized gain (loss), excluding other-than-temporary impairment losses on securities   (2)     (6)      8
                                                                                          ------- ------- -------
        Total realized gain (loss)                                                         (17)    (65)    (98)
Other revenues and fees                                                                     --      (1)     --
                                                                                          ------- ------- -------
     Total revenues                                                                        787     701     643
                                                                                          ------- ------- -------
BENEFITS AND EXPENSES
Interest credited                                                                          207     209     209
Benefits                                                                                   254     225     228
Underwriting, acquisition, insurance and other expenses                                    158     159     156
                                                                                          ------- ------- -------
  Total benefits and expenses                                                              619     593     593
                                                                                          ------- ------- -------
     Income (loss) before taxes                                                            168     108      50
     Federal income tax expense (benefit)                                                   55      35      14
                                                                                          ------- ------- -------
        Net income (loss)                                                                 $113    $73    $ 36
                                                                                          ======= ======= =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                   FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                            -----------------------------
                                                              2010      2009      2008
                                                            --------- --------- ---------
COMMON STOCK
Balance as of beginning-of-year                             $  940    $  940    $  940
                                                            --------- --------- ---------
     Balance as of end-of-year                                 940       940       940
                                                            --------- --------- ---------
RETAINED EARNINGS
Balance as of beginning-of-year                                846       757       724
Cumulative effect from adoption of new accounting standards     --        16        --
Comprehensive income (loss)                                    203       269      (167)
Less other comprehensive income (loss), net of tax             (90)     (196)      203
                                                            --------- --------- ---------
     Net income (loss)                                         113        73        36
Dividends declared                                             (80)       --        (3)
                                                            --------- --------- ---------
     Balance as of end-of-year                                 879       846       757
                                                            --------- --------- ---------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (30)     (210)       (7)
Cumulative effect from adoption of new accounting standards     --       (16)       --
Other comprehensive income (loss), net of tax                   90       196      (203)
                                                            --------- --------- ---------
     Balance as of end-of-year                                  60       (30)     (210)
                                                            --------- --------- ---------
         Total stockholder's equity as of end-of-year       $1,879    $1,756    $1,487
                                                            ========= ========= =========

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                         FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                                     ------------------ -------
                                                                                      2010      2009    2008
                                                                                     -------- --------- -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                    $ 113    $   73    $ 36
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                  28        27       7
  Change in premiums and fees receivable                                                --        (2)      1
  Change in accrued investment income                                                   (1)       (6)     (3)
  Change in future contract benefits and other contract holder funds                   (84)     (140)     50
  Change in reinsurance related assets and liabilities                                  25        92    (116)
  Change in federal income tax accruals                                                 40        44     (26)
  Realized (gain) loss                                                                  17        65      98
  Other                                                                                (18)       (5)    (15)
                                                                                     -------- --------- -------
     Net cash provided by (used in) operating activities                               120       148      32
                                                                                     -------- --------- -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                            (920)   (1,150)   (833)
Sales of available-for-sale securities                                                 210       271     162
Maturities of available-for-sale securities                                            451       384     548
Purchases of other investments                                                        (119)      (18)    (76)
Sales or maturities of other investments                                               135        70      37
                                                                                     -------- --------- -------
     Net cash provided by (used in) investing activities                              (243)     (443)   (162)
                                                                                     -------- --------- -------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable              583       663     538
Withdrawals of fixed account values, including the fixed portion of variable          (346)     (308)   (406)
Transfers to and from separate accounts, net                                           (51)      (50)    (72)
Common stock issued for benefit plans and excess tax benefits                           --        --      (4)
Dividends paid to stockholders                                                         (80)       --      --
                                                                                     -------- --------- -------
     Net cash provided by (used in) financing activities                               106       305      56
                                                                                     -------- --------- -------
Net increase (decrease) in cash and invested cash, including discontinued operations   (17)       10     (74)
Cash and invested cash, including discontinued operations, as of beginning-of-year      65        55     129
                                                                                     -------- --------- -------
     Cash and invested cash, including discontinued operations, as of end-of-year     $ 48    $   65    $ 55
                                                                                     ======== ========= =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and work-site and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 20 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 18 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting, and accordingly generally, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests. For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

- Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

- Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

- Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 3 and 12 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

We use observable and unobservable inputs in our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

- Corporate bonds and U. S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U. S. Government bonds.

- Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collat- eralized mortgage obligations ("CMOs"), mortgage pass through securities backed by residential mortgages ("MPTS") and MBS backed by commercial mortgages ("CMBS"), and for our asset-backed securities ("ABS") collateralized debt obligations ("CDOs").

- State and municipal bonds - We also use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

- Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

-    The estimated range and average period until recovery;

-    The estimated range and average holding period to maturity;

-    Remaining payment terms of the security;

-    Current delinquencies and nonperforming assets of underlying collateral;

-    Expected future default rates;

- Collateral value by vintage, geographic region, industry concentration or property type;

- Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

-    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

-    The current economic environment and market conditions;

-    Our business strategy and current business plans;

- The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

- Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

- The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

-    The capital risk limits approved by management; and

-    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

-    Historic and implied volatility of the security;

- Length of time and extent to which the fair value has been less than amortized cost;

- Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

-    Failure, if any, of the issuer of the security to make scheduled payments;
     and

- Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS CDOs, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Fundamentals of the issuer to determine what we would recover if they were to fle bankruptcy versus the price at which the market is trading;

-    Fundamentals of the industry in which the issuer operates;

- Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

- Expected cash flows of the issuer (e.g. , whether the issuer has cash flows in excess of what is required to fund its operations);

-    Expectations regarding defaults and recovery rates;

-    Changes to the rating of the security by a rating agency; and

- Additional market information (e.g. , if there has been a replacement of the corporate debt security).

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

- Level of creditworthiness of the home equity loans that back a CMO, residential mortgages that back a MPTS or commercial mortgages that back a CMBS;

- Susceptibility to fair value fluctuations for changes in the interest rate environment;

- Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

- Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

- Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

-    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS
We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain
(loss) on our Statements of Income (Loss).

CASH AND CASH EQUIVALENTS
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the un-amortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss). DSI amortization is reported in interest credited on our Statements of Income
(Loss). The amortization of DFEL is reported within insurance fees on our Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line


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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain
(loss) on our Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income (Loss).

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income (Loss).

Sales force intangibles are attributable to the value of the new business distribution system for certain life insurance products within the Insurance Solutions -- Life Insurance segment acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS
Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 9 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Income (Loss) in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for account values, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 11% of permanent life insurance in force as of December 31, 2010, and approximately 65% of sales for these products in 2010. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES
Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2008 through 2010 ranged from 3.00% to 9.00%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 15 for additional information.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss). See Note 17 for additional information.

INCOME TAXES
We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 5 for additional information.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

DERIVATIVES AND HEDGING TOPIC
In March 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-11, "Scope Exception Related to Embedded Credit Derivatives" ("ASU 2010-11"), to clarify the scope exception when evaluating an embedded credit derivative, which may potentially require separate accounting. Specifically, ASU 2010-11 states that only an embedded credit derivative feature related to the transfer of credit risk that is solely in the form of subordination of one financial instrument to another is not subject to further analysis as a potential embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Embedded credit derivatives, which no longer qualify for the scope exception, are subject to a bifurcation analysis. The fair value option may be elected for investments within the scope of ASU 2010-11 on an instrument-by-instrument basis. If the fair value option is not elected, preexisting contracts acquired, issued or subject to a remeasurement event on or after January 1, 2007 are within the scope of ASU 2010-11. We adopted ASU 2010-11 at the beginning of the interim reporting period ended September 30, 2010. The adoption did not have a material impact on our financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC
In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which requires additional disclosure related to the three-level fair value hierarchy. Entities are required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. We adopted the amendments in ASU 2010-06 effective January 1, 2010, and have prospectively included the required disclosures in
Note 19 related to Levels 1 and 2 of the fair value hierarchy. The disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements are effective for reporting periods beginning after December 15, 2010, and as such, these disclosures will be included in the Notes to Financial Statements effective January 1, 2011.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC
In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. Our accounting policy for OTTI, included in Note 1, reflects these changes to the accounting guidance adopted by FASB.

As permitted by the transition guidance, we early adopted these amendments to the Investments -- Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $16 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                    NET
                                  UNREALIZED    UNREALIZED
                                     OTTI          LOSS
                                    ON AFS        ON AFS
                                  SECURITIES    SECURITIES    TOTAL
                                ------------- ------------- --------
Increase in amortized cost of
  fixed maturity AFS securities        $11          $ 29     $ 40
Change in DAC, VOBA,
  DSI, and DFEL                         (4)          (11)     (15)
Income tax                              (2)           (7)      (9)
                                ------------- ------------- --------
     Net cumulative effect
       adjustment                      $ 5          $ 11     $ 16
                                ============= ============= ========

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                       $25
CMOs                                   15
                                      ---
  Total fixed maturity AFS securities $40
                                      ===

In addition, we include on the face of our Statements of Income (Loss) the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 12, and the enhanced disclosures related to OTTI are included in Note 3.

RECEIVABLES TOPIC
In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20"), in order to enhance and expand the financial statement disclosures. These amendments are intended to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2. NEW ACCOUNTING STANDARDS (CONTINUED)

the allowance for credit losses. In addition, expanded disclosures provide more information regarding changes recognized during the reporting period to the allowance for credit losses. Comparative disclosures are not required for earlier reporting periods ending prior to the initial adoption date, and the amendments in ASU 2010-20 are effective in phases over two reporting periods. We adopted the amendments related to information required as of the end of the reporting period for the reporting period ending December 31, 2010, and have included the required disclosures in Notes 1 and 3. Disclosures that provide information about the activity during a reporting period, primarily the allowance for credit losses and modifications of financing receivables, are effective for interim and annual reporting periods beginning on or after December 15, 2010, and will be included in the Notes to Financial Statements beginning with the reporting period ending March 31, 2011.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC
In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. ASU 2010-15 will be applied retrospectively for fiscal years and interim periods within those fiscal years beginning after December 15, 2010, with early application permitted. We will adopt ASU 2010-15 as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our financial condition and results of operations.

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted, and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and are currently evaluating the impact of the adoption on our financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC
In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment is not assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units to perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. The amendments are effective for fiscal years and interim periods beginning after December 15, 2010, and early adoption is not permitted. Upon adoption of this ASU, all reporting units within scope must be evaluated under the new accounting guidance, and any resulting impairment will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Impairments identified after the period of adoption must be recognized in earnings. We will adopt the amendments in ASU 2010-28 effective as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our financial condition and result of operations.

3. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2010
                                           ----------------------------------------
                                                        GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                             COST    GAINS   LOSSES   OTTI   VALUE
                                           --------- ----- --------- ------- ------
FIXED MATURITY SECURITIES
Corporate bonds                               $4,898 $348   $ 93         $13 $5,140
U.S. Government bonds                             29    4     --          --     33
Foreign government bonds                          28    2     --          --     30
MBS:
  CMOs                                           639   38     23          12    642
  MPTS                                           250    7     --          --    257
  CMBS                                           200    8     25          --    183
ABS CDOs                                           3   --     --          --      3
State and municipal bonds                        257    1      8          --    250
Hybrid and redeemable preferred securities       125    6     10          --    121
                                           --------- ----- --------- ------- ------
     Total fixed maturity securities           6,429  414    159          25  6,659
                                           --------- ----- --------- ------- ------
EQUITY SECURITIES
Other securities                                   2    1     --          --      3
                                           --------- ----- --------- ------- ------
     Total equity securities                       2    1     --          --      3
                                           --------- ----- --------- ------- ------
         Total AFS securities                 $6,431 $415   $159         $25 $6,662
                                           ========= ===== ========= ======= ======

                                                     AS OF DECEMBER 31, 2009
                                           ----------------------------------------
                                                        GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                             COST    GAINS   LOSSES   OTTI   VALUE
                                           --------- ----- --------- ------- ------
FIXED MATURITY SECURITIES
Corporate bonds                               $4,723  $219   $183        $15 $4,744
U.S. Government bonds                             29     3     --         --     32
Foreign government bonds                          23     1     --         --     24
MBS:
  CMOs                                           674    31     40         16    649
  MPTS                                           245     4      2         --    247
  CMBS                                           255     6     43         --    218
ABS CDOs                                           4    --      1         --      3
State and municipal bonds                        176     1      7         --    170
Hybrid and redeemable preferred securities       100     8     15         --     93
                                           --------- ----- ------ ---------- ------
     Total fixed maturity securities           6,229   273    291         31  6,180
                                           --------- ----- ------ ---------- ------
EQUITY SECURITIES
Other securities                                   2    --     --         --      2
                                           --------- ----- ------ ---------- ------
     Total equity securities                       2    --     --         --      2
                                           --------- ----- ------ ---------- ------
         Total AFS securities                 $6,231  $273   $291        $31 $6,182
                                           ========= ===== ====== ========== ======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2010
                                         -----------------------
                                         AMORTIZED       FAIR
                                           COST         VALUE
                                         --------- -------------
Due in one year or less                     $  254        $  260
Due after one year through five years          999         1,059
Due after five years through ten years       2,001         2,169
Due after ten years                          2,083         2,086
                                         --------- -------------
  Subtotal                                   5,337         5,574
                                         --------- -------------
MBS                                          1,089         1,082
CDOs                                             3             3
                                         --------- -------------
     Total fixed maturity AFS securities    $6,429        $6,659
                                         ========= =============

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                 AS OF DECEMBER 31, 2010
                                                              ------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              ------------------ ----------------------- -----------------
                                                                       GROSS                GROSS                 GROSS
                                                                     UNREALIZED           UNREALIZED            UNREALIZED
                                                               FAIR  LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                              VALUE     OTTI     VALUE       OTTI        VALUE     OTTI
                                                              ----- ------------ ----- ----------------- ------ ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                $505          $26  $371              $ 80 $  876       $106
MBS:
  CMOs                                                           42           14    94                21    136         35
  CMBS                                                            4           --    39                25     43         25
State and municipal bonds                                       179            7     8                 1    187          8
Hybrid and redeemable preferred securities                       21            2    43                 8     64         10
                                                              ----- ------------ ----- ----------------- ------ ----------
     Total fixed maturity AFS securities                       $751          $49  $555              $135 $1,306       $184
                                                              ===== ============ ===== ================= ====== ==========
Total number of AFS securities in an unrealized loss position                                                          401
                                                                                                                ==========

                                                                                   AS OF DECEMBER 31, 2009
                                                              ------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              ------------------ ----------------------- -----------------
                                                                       GROSS                GROSS                 GROSS
                                                                     UNREALIZED           UNREALIZED            UNREALIZED
                                                               FAIR  LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                              VALUE     OTTI     VALUE       OTTI        VALUE     OTTI
                                                              ----- ------------ ----- ----------------- ------ ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                $479        $42  $  850             $156  $1,329       $198
MBS:
  CMOs                                                           34         16     117               40     151         56
  MPTS                                                          122          1       4                1     126          2
  CMBS                                                           24          2      61               41      85         43
ABS CDOs                                                         --         --       3                1       3          1
State and municipal bonds                                       116          5      17                2     133          7
Hybrid and redeemable preferred securities                        3         --      70               15      73         15
                                                              ----- ----------  ------ ----------------- ------ ----------
     Total fixed maturity AFS securities                       $778        $66  $1,122             $256  $1,900       $322
                                                              ===== ==========  ====== ================= ====== ==========
Total number of AFS securities in an unrealized loss position                                                          580
                                                                                                                ==========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                              AS OF DECEMBER 31, 2010
                                                    ---------------------------------------
                                                          GROSS UNREALIZED
                                                     FAIR ----------------    NUMBER OF
                                                    VALUE LOSSES   OTTI     SECURITIES(1)
                                                    ----- ------ --------- ----------------
Less than six months                                 $ 25   $ 12       $--              17
Six months or greater, but less than nine months        9      3        --               2
Nine months or greater, but less than twelve months     6      2        --               3
Twelve months or greater                              126     84        22              76
                                                    ----- ------ --------- ----------------
  Total                                              $166   $101       $22              98
                                                    ===== ====== ========= ================

                                                              AS OF DECEMBER 31, 2009
                                                    --------------------------------------
                                                          GROSS UNREALIZED
                                                     FAIR ----------------    NUMBER OF
                                                    VALUE LOSSES   OTTI     SECURITIES(1)
                                                    ----- ------ --------- ----------------
Less than six months                                 $ 47   $ 14       $ 1              23
Six months or greater, but less than nine months       39     26        --              13
Nine months or greater, but less than twelve months    55     23        17              35
Twelve months or greater                              191    135        12             104
                                                    ----- ------ --------- ---------------
  Total                                              $332   $198       $30             175
                                                    ===== ====== ========= ===============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2010, decreased $138 million in comparison to December 31, 2009. This change was attributable to a decline in overall market yields, which was driven, in part, by improved credit fundamentals (i.e., market improvement and narrowing credit spreads). As discussed further below, we believe the unrealized loss position as of December 31, 2010, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2010, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2010, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2010, the unrealized losses associated with our MBS were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2010, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                            FOR THE
                                          YEARS ENDED
                                         DECEMBER 31,
                                         ---------------
                                           2010    2009
                                         ------- -------
Balance as of beginning-of-year           $46     $--
  Cumulative effect from adoption
     of new accounting standard            --       5
  Increases attributable to:
     Credit losses on securities for
        which an OTTI was not previously
        recognized                          1      46
     Credit losses on securities for
        which an OTTI was previously
        recognized                          9      --
  Decreases attributable to:
     Securities sold                       (9)     (5)
                                         ------- -------
          Balance as of end-of-year       $47     $46
                                         ======= =======

During the years ended December 31, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York and Texas, which accounted for 38% of mortgage loans as of December 31, 2010, and New York, Illinois and Texas, which accounted for 36% of mortgage loans as of December 31, 2009.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                    AS OF DECEMBER 31,
                                    ---------------------
                                     2010         2009
                                    ------- -------------
Current                              $226          $230
Valuation allowance associated with
  impaired mortgage loans on real
  estate                               --            (1)
Unamortized premium (discount)         (1)           (1)
                                    ------- -------------
     Total carrying value            $225          $228
                                    ======= =============

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                        AS OF DECEMBER 31,
                                      ---------------------
                                      2010       2009
                                      ---- ----------------
Number of impaired mortgage
  loans on real estate                  --             1
                                      ==== ================
Principal balance of impaired
  mortgage loans on real estate        $--            $3
Valuation allowance associated
  with impaired mortgage loans
  on real estate                        --            (1)
                                      ---- ----------------
     Carrying value of impaired
        mortgage loans on real estate  $--           $2
                                      ==== ================

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    ----------------------
                                    2010     2009     2008
                                    ---- ------------ ----
Average carrying value for
  impaired mortgage loans on
  real estate                        $--          $1  $--
Interest income recognized on
  impaired mortgage loans on
  real estate                         --           --   --
Amount of interest income collected
  on impaired mortgage loans on
  real estate                         --           --   --
                                    ==== ============ ====

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

                               AS OF DECEMBER 31, 2010
                             ---------------------------
                                                  DEBT-
                                                SERVICE
                             PRINCIPAL          COVERAGE
                              AMOUNT      %       RATIO
                             --------- -------- --------
LOAN-TO-VALUE
Less than 65%                     $187  82.8%       1.58
65% to 74%                          34  15.0%       1.50
75% to 100%                          5   2.2%       0.41
                             --------- --------
  Total mortgage loans on
     real estate                  $226 100.0%
                             ========= ========

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Income (Loss) were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                              -------------------------------
                                2010         2009       2008
                              ------- --------------- -------
Fixed maturity AFS securities $384            $372    $355
Mortgage loans on real estate   15              15      17
Policy loans                    25              25      24
Invested cash                   --              --       3
Consent fees                     1              --      --
                              ------- --------------- -------
  Investment income            425             412     399
Investment expense              (7)             (4)     (4)
                              ------- --------------- -------
     Net investment income    $418            $408    $395
                              ======= =============== =======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                --------------------------------
                                  2010        2009        2008
                                ------- --------------- --------
Fixed maturity AFS securities:
  Gross gains                   $  7           $  13    $   4
  Gross losses                   (29)           (103)    (151)
Gain (loss) on other
  investments                      1              (1)      --
Associated amortization of
  DAC, VOBA, DSI and DFEL
  and changes in other contract
  holder funds                     6              25       51
                                ------- --------------- --------
     Total realized gain (loss)
        related to certain
        investments             $(15)          $ (66)   $ (96)
                                ======= =============== ========

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                  -----------------------------------
                                    2010        2009          2008
                                  ------- --------------- -----------
OTTI RECOGNIZED IN
  NET INCOME (LOSS)
Fixed maturity securities:
  Corporate bonds                 $ (8)           $(37)      $ (65)
  MBS:
     CMOs                          (12)            (49)        (68)
     CMBS                           (5)             --          --
                                  ------- --------------- -----------
        Total fixed maturity
           securities              (25)            (86)       (133)
                                  ------- --------------- -----------
Equity securities:
  Other securities                  --              (1)         --
                                  ------- --------------- -----------
     Total equity securities        --              (1)         --
                                  ------- --------------- -----------
        Gross OTTI recognized
           in net income (loss)    (25)            (87)       (133)
        Associated amortization
           of DAC, VOBA, DSI
           and DFEL                 10              28          27
                                  ------- --------------- -----------
           Net OTTI recognized
              in net income
              (loss), pre-tax     $(15)           $(59)      $(106)
                                  ======= =============== ===========
PORTION OF OTTI
  RECOGNIZED IN OCI
Gross OTTI recognized in OCI      $  6            $ 46       $  --
Change in DAC, VOBA, DSI
  and DFEL                          (1)            (15)         --
                                  ------- --------------- -----------
     Net portion of OTTI
        recognized in OCI,
        pre-tax                   $  5              $31      $  --
                                  ======= =============== ===========

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS
As of December 31, 2010 and 2009, we reviewed our corporate bond portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2010 and 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2010, our investment commitments were $1 million, which included private placements and mortgage loans.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2010 and 2009, our most significant investment in one issuer was our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $507 million and $472 million, or 7% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2010 and 2009, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $713 million and $623 million, or 10% and 9% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $647 million and $676 million, or 9% and 10% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amounts; as such, these amounts will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million and $13 million as of December 31, 2010 and 2009, respectively.

4. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

Through LNL, we use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See below for further details.

See Note 19 for additional disclosures related to the fair value of our financial instruments.

We have embedded derivatives with off-balance-sheet risks whose contract amounts exceed the credit exposure. Outstanding embedded derivatives not designated and not qualifying as hedging instruments, with off-balance-sheet risks (in millions) were as follows:

                                                                         AS OF DECEMBER 31, 2010
                                                    --------------------------------------------------------------------
                                                                             ASSET CARRYING        (LIABILITY) CARRYING
                                                       NUMBER                 OR FAIR VALUE            OR FAIR VALUE
                                                         OF     NOTIONAL ----------------------- -----------------------
                                                    INSTRUMENTS AMOUNTS  GAIN      LOSS          GAIN            LOSS
                                                    ----------- -------- ---- ------------------ ---- ------------------
GLB reserves(1)                                        10,646      $--   $--                $--  $18            $(42)
                                                    =========== ======== ==== ================== ==== ==================
                                                                         AS OF DECEMBER 31, 2009
                                                    --------------------------------------------------------------------
                                                                             ASSET CARRYING        (LIABILITY) CARRYING
                                                       NUMBER                 OR FAIR VALUE            OR FAIR VALUE
                                                         OF     NOTIONAL ----------------------- -----------------------
                                                    INSTRUMENTS AMOUNTS  GAIN      LOSS          GAIN            LOSS
                                                    ----------- -------- ---- ------------------ ---- ------------------
GLB reserves(1)                                         9,748      $--   $--                $--  $11            $(43)
                                                    =========== ======== ==== ================== ==== ==================

(1)  Reported in future contract benefits on our Balance Sheets.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

4. DERIVATIVE INSTRUMENTS (CONTINUED)

The gains (losses) on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded within net income (loss) on our Statements of Income (Loss) were as follows:

                      FOR THE YEARS ENDED
                          DECEMBER 31,
                  --------------------------
                  2010      2009      2008
                  ---- ------------ --------
GLB reserves(1)   $8          $92    $(107)
                  ==== ============ ========

(1)  Reported in realized gain (loss) on our Statements of Income (Loss).

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER(R) and LINCOLN LIFETIME INCOME(SM) ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. As of December 31, 2010, we had $1.3 billion of account values that were attributable to variable annuities with a GWB feature and $383 million of account values that were attributable to variable annuities with a GIB feature.

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of the current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade off.

5. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                           FOR THE YEARS ENDED
                               DECEMBER 31,
                       -------------------------
                       2010      2009       2008
                       ---- --------------- ----
Current                 $30          $(9)    $13
Deferred                 25           44       1
                       ---- --------------- ----
  Federal income tax
     expense (benefit)  $55          $35     $14
                       ==== =============== ====

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                                -------------------------------
                                  2010        2009       2008
                                ------- --------------- -------
Tax rate times pre-tax income    $59             $38     $18
Effect of:
  Separate account dividend
     received deduction           (3)             (2)     (3)
  Other items                     (1)             (1)     (1)
                                ------- --------------- -------
     Federal income tax expense
       (benefit)                 $55             $35     $14
                                ======= =============== =======
Effective tax rate                33%             32%     28%
                                ======= =============== =======

The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                     AS OF DECEMBER 31,
                                    ---------------------
                                      2010        2009
                                    -------- ------------
Current                             $ (24)       $  (6)
Deferred                             (259)        (178)
                                    -------- ------------
     Total federal income tax asset
        (liability)                 $(283)       $(184)
                                    ======== ============

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5. FEDERAL INCOME TAXES (CONTINUED)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                              AS OF DECEMBER 31,
                                             ---------------------
                                               2010        2009
                                             -------- ------------
DEFERRED TAX ASSETS
Future contract benefits and other
  contract holder funds                      $  66        $  83
Investments                                     11           14
Net unrealized loss on AFS Securities           --           15
Net capital loss carryforward                    9           11
Other                                            4            6
                                             -------- ------------
     Total deferred tax assets                  90          129
                                             -------- ------------
DEFERRED TAX LIABILITIES
DAC                                            140          150
VOBA                                           112          146
Net unrealized gain on AFS securities           82           --
Other                                           15           11
                                             -------- ------------
     Total deferred tax liabilities            349          307
                                             -------- ------------
        Net deferred tax asset (liability)   $(259)       $(178)
                                             ======== ============

As of December 31, 2010, LLANY had net capital loss carryfor-wards of $26 million which will expire in 2014. We believe that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2010 and 2009, $6 million and $5 million of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense (benefit) and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2011 in the range of none to $3 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                           2010     2009
                                         ------- -----------
Balance as of beginning-of-year           $24            $23
  Increases for prior year tax positions   --              1
  Decreases for current year tax
     positions                             (2)            --
                                         ------- -----------
        Balance as of end-of-year         $22            $24
                                         ======= ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2010, 2009, and 2008, we recognized interest and penalty expense related to uncertain tax positions of $1 million, in each year. We had accrued interest and penalty expense related to the unrecognized tax benefits of $4 million and $3 million as of December 31, 2010 and 2009, respectively

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation ("JP") and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The JP subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former JP LifeAmerica Insurance Company, the IRS is examining the tax year ended April 1, 2007.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

6. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income (loss) totaling $7 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2010 and 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                     FOR THE YEARS ENDED
                                  DECEMBER 31,
                                    --------------- -------
                                    2010    2009    2008
                                    ------- ------- -------
Balance as of beginning-of-year     $439    $460    $306
  Deferrals                           72      76      95
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes            (6)     --     (12)
     Prospective unlocking --
        model refinements             (4)     --       9
     Retrospective unlocking           9       3     (10)
     Other amortization, net of
        interest                     (50)    (40)    (36)
  Adjustment related to realized
     (gains) losses                    2      20      36
  Adjustment related to
     unrealized (gains) losses       (50)    (80)     72
                                    ------- ------- -------
        Balance as of end-of-year   $412    $439    $460
                                    ======= ======= =======

Changes in VOBA (in millions) were as follows:

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    -----------------------
                                      2010    2009    2008
                                    ------- ------- -------
Balance as of beginning-of-year     $417    $655    $493
  Deferrals                            1       2       3
  Amortization:
     Prospective unlocking --
        assumption changes            21       3       4
     Prospective unlocking --
        model refinements             (2)     --      --
     Retrospective unlocking          (2)     (2)      3
     Other amortization              (68)    (73)    (72)
  Accretion of interest(1)            22      24      26
  Adjustment related to realized
     (gains) losses                   --       6       7
  Adjustment related to
     unrealized (gains) losses       (70)   (198)    191
                                    ------- ------- -------
        Balance as of end-of-year   $319    $417    $655
                                    ======= ======= =======

(1) The interest accrual rates utilized to calculate the accre- tion of interest ranged from 3.50% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2010, was as follows:

2011      $37
2012       32
2013       30
2014       28
2015       27

Changes in DSI (in millions) were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   -----------------------
                                     2010   2009    2008
                                   ------- ------- -------
Balance as of beginning-of-year     $16     $14     $14
  Deferrals                           3       3       4
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes           --      --      (2)
     Other amortization, net of
        interest                     (2)     (1)     (2)
  Adjustment related to unrealized
     (gains) losses                  (4)     --      --
                                   ------- ------- -------
        Balance as of end-of-year   $13     $16     $14
                                   ======= ======= =======

Changes in DFEL (in millions) were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    -----------------------
                                      2010    2009    2008
                                    ------- ------- -------
Balance as of beginning-of-year     $ 87     $65     $48
  Deferrals                           35      34      27
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes            (2)     (1)     --
     Prospective unlocking --
        model refinements              1      --       4
     Retrospective unlocking           1      (1)     (4)
     Other amortization, net of
        interest                     (13)    (10)    (10)
  Adjustment related to
     unrealized (gains) losses        (8)     --      --
                                    ------- ------- -------
        Balance as of end-of-year   $101     $87     $65
                                    ======= ======= =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

7. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income (Loss):

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                              --------------------------
                                2010     2009     2008
                              -------- -------- --------
Direct insurance premiums
  and fees                    $ 529    $ 502    $ 480
Reinsurance ceded              (143)    (143)    (134)
                              -------- -------- --------
  Total insurance premiums
     and fees, net            $ 386    $ 359    $ 346
                              ======== ======== ========
Direct insurance benefits     $ 425    $ 365    $ 395
Reinsurance recoveries netted
  against benefits             (171)    (140)    (167)
                              -------- -------- --------
  Total benefits, net         $ 254    $ 225    $ 228
                              ======== ======== ========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 22, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 40% to 45% of the mortality risk on newly issued non-term life insurance contracts and approximately 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is $2 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2010, the reserves associated with these reinsurance arrangements totaled $5 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The carrying amount of our goodwill (in millions) for the years ended December 31, 2010 and 2009, was as follows:

                                        GROSS
                                      CARRYING
                                       AMOUNT
                                      --------
Retirement Solutions -- Annuities         $ 26
Insurance Solutions -- Life Insurance      136
                                      --------
  Total                                   $162
                                      ========

There were no changes in the carrying amount of goodwill during the years ended December 31, 2010, or December 31, 2009.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions businesses utilizes primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although Insurance Solutions - Life Insurance carrying value of the net assets was within the estimated fair value range, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of Insurance Solutions - Life Insurance, we estimated the implied fair value of the reporting unit's goodwill, including assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of October 1, 2010, and determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis.

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment was as follows:

                                                   AS OF DECEMBER 31,
                                       -------------------------------------------
                                               2010                   2009
                                       --------------------- ---------------------
                                         GROSS                GROSS
                                       CARRYING ACCUMULATED  CARRYING  ACCUMULATED
                                        AMOUNT  AMORTIZATION  AMOUNT  AMORTIZATION
                                       -------- ------------ -------- ------------
Insurance Solutions -- Life Insurance:
  Sales force                               $7           $1       $7           $1
                                       ======== ============ ======== ============

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2010.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                 -----------------------
                                     2010        2009
                                 ----------- -----------
RETURN OF NET DEPOSITS
Total account value                $1,834      $1,558
Net amount at risk(1)                25          63
Average attained age of contract
  holders                        54 YEARS    53 years
MINIMUM RETURN
Average attained age of contract
  holders                        79 YEARS    78 years
Guaranteed minimum return               5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value                 $ 995       $ 915
Net amount at risk(1)                  78         162
Average attained age of contract
  holders                        66 YEARS    65 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2010, to December 31, 2009, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                -----------------------
                                  2010   2009    2008
                                ------- ------- -------
Balance as of beginning-of-year  $ 2    $  8     $ 1
  Changes in reserves             --      --       9
  Benefits paid                   (1)     (6)     (2)
                                ------- ------- -------
     Balance as of end-of-year   $ 1    $  2     $ 8
                                ======= ======= =======

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                  ---------------------
                                    2010        2009
                                  --------- -----------
ASSET TYPE
Domestic equity                   $  990      $  890
International equity                 454         392
Bonds                                479         300
Money market                         184         231
                                  --------- -----------
  Total                           $2,107      $1,813
                                  ========= ===========
Percent of total variable annuity
  separate account values             89%         89%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 11% of permanent life insurance in force as of December 31, 2010, and approximately 65% of total sales for these products for the year ended December 31, 2010.

10. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                           2010      2009
                                          ------ -----------
Fixed account values, including the fixed
  portion of variable and other contract
  holder funds                            $4,965      $4,808
DFEL                                         101          87
Contract holder dividends payable            161         164
Premium deposit funds                         11          10
Undistributed earnings on participating
  business                                    30          15
                                          ------ -----------
     Total other contract holder funds    $5,268      $5,084
                                          ====== ===========

As of December 31, 2010 and 2009, participating policies comprised approximately 3% and 4%, respectively, of the face amount of insurance in force, and dividend expenses were $27 million, $29 million and $29 million for the years ended December 31, 2010, 2009 and 2008, respectively.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

11. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws.

In the ordinary course of our business, we are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2010, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2010, approximately 88% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The accrual for expected assessments was immaterial as of December 31, 2010 and 2009.

12. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                       -------------------------
                                         2010     2009     2008
                                       ------- -------- --------
UNREALIZED GAIN (LOSS) ON
  AFS SECURITIES
Balance as of beginning-of-year        $(19)   $(211)   $  (8)
  Cumulative effect from adoption of
     new accounting standards            --      (11)      --
  Unrealized holding gains (losses)
     arising during the year            252      541     (758)
  Change in DAC, VOBA, DSI and
     other contract holder funds       (123)    (282)     337
  Income tax benefit (expense)          (51)     (98)     156
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                   (22)     (90)    (147)
     Associated amortization of DAC,
        VOBA, DSI and DFEL                6       25       51
     Income tax benefit (expense)         6       23       34
                                       ------- -------- --------
        Balance as of end-of-year      $ 69    $ (19)   $(211)
                                       ======= ======== ========

                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         ---------------------------
                                           2010    2009       2008
                                         ------- ----------- -------
UNREALIZED OTTI ON
  AFS SECURITIES
Balance as of beginning-of-year          $(12)       $ --        $--
(Increases) attributable to:
  Cumulative effect from adoption of
     new accounting standards              --          (5)        --
  Gross OTTI recognized in OCI during
     the year                              (6)        (46)        --
  Change in DAC, VOBA, DSI and
     DFEL                                   1          15         --
  Income tax benefit (expense)              2          11         --
Decreases attributable to:
  Sales, maturities or other settlements
     of AFS securities                     12          26         --
  Change in DAC, VOBA, DSI and
     DFEL                                  (4)         (6)        --
  Income tax benefit (expense)             (3)         (7)        --
                                         ------- ----------- -------
        Balance as of end-of-year        $(10)       $(12)       $--
                                         ======= =========== =======
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year          $  1        $  1        $ 1
                                         ------- ----------- -------
        Balance as of end-of-year        $  1        $  1        $ 1
                                         ======= =========== =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

13. REALIZED (GAIN) LOSS

Details underlying realized gain (loss) (in millions) reported on our Statements of Income (Loss) were as follows:

                                                 FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                               ----------------------
                                                 2010  2009   2008
                                               ------- ---- ---------
Total realized gain (loss) on investments(1)     $(15) $(66)    $(96)
Realized gain (loss) on certain reinsurance
  derivatives(2)                                   --    --       (1)
Guaranteed living benefits(3):
  Gross gain (loss)                                --     1       --
  Associated amortization of DAC, VOBA,
     DSI and DFEL                                  (2)   --       (1)
                                               ------- ---- ---------
        Total realized gain (loss)               $(17) $(65)    $(98)
                                               ======= ==== =========

(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     3.

(2) Represents changes in the fair value of total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements).

(3)  Represents the change in embedded derivative reserves of our GLB products.

14. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                     ----------------------
                                     2010 2009      2008
                                     ---- ---- ------------
Commissions                          $ 74 $ 71      $ 84
General and administrative expenses    61   65        66
DAC and VOBA deferrals and interest,
  net of amortization                   7    7       (10)
Taxes, licenses and fees               16   16        16
                                     ---- ---- ------------
     Total                           $158 $159      $156
                                     ==== ==== ============

15. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, respectively, including those of LLANY. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees, LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretire-ment plan providing benefits to former employees of JP was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

16. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor contributory defined contribution plans for eligible employees and agents, respectively, including those of LLANY, which includes money purchase plans. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. The expenses related to these plans was $2 million for the years ended December 31, 2010, 2009 and 2008, which are recorded in the underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees; agents and non-employee directors. LLANY participants in five of these deferred compensation plans. The liability for these five plans was $1 million and $2 million as of December 31, 2010 and 2009, respectively, which is recorded in other liabilities in our Balance Sheets.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC and LNL qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to LNC and LNL qualified defined contribution plans. Our expense for this plan was not significant for the years December 31, 2010, 2009 and 2008.

DEFERRED COMPENSATION PLAN FOR AGENTS
LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under LNC and LNL qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to LNC and LNL qualified defined contribution plans. Our expenses for these plans were not significant for the years December 31, 2010, 2009 and 2008.

17. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), SARS, restricted stock units, and restricted stock awards. LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees and agents was not material for the years ended December 31, 2010, 2009 and 2008.

18. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

18. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)

Specified statutory information (in millions) was as follows:

                                            AS OF DECEMBER 31,
                                           ----------------------
                                           2010           2009
                                           ----      ------------
Capital and surplus                        $794           $819

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                           ----------------------
                                           2010 2009      2008
                                           ---- ---- ------------
Net gain (loss) from operations, after-tax  $73 $107      $ 13
Net income (loss)                            55   13       (95)
Dividends to LNC                             80   --        --

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009 was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

The increase in statutory net income (loss) for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to our RBC ratios and future dividend capacity with a slight decrease in statutory reserves offset by a higher capital requirement. LNC utilizes captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative effect on statutory capital and dividend capacity in its life insurance subsidiaries.

Our state of domicile, New York, has adopted a certain prescribed accounting practice that differs from those found in NAIC SAP. This prescribed practice is the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York. We also have an accounting practice permitted by our state of domicile that differs from that found in NAIC SAP. Specifically, the use of a more conservative valuation interest rate on certain annuities as of December 31, 2010 and 2009.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                       ---------------------
                                        2010        2009
                                       ------- -------------
Calculation of reserves using
  continuous CARVM                      $(5)          $(6)
Conservative valuation rate on certain
  variable annuities                     (1)           --

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval from the Superintendent of the New York Department of Insurance, provided such dividend, along with all other dividends paid within the preceding twelve consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $73 million in 2011 without prior approval from the Superintendent.

19. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                   AS OF DECEMBER 31,
                                                      ---------------------------------------------
                                                              2010                     2009
                                                      ---------------------- ----------------------
                                                      CARRYING       FAIR    CARRYING       FAIR
                                                       VALUE        VALUE     VALUE        VALUE
                                                      ----------- ---------- ----------- ----------
ASSETS
AFS securities:
  Fixed maturity securities                            $ 6,659    $ 6,659     $ 6,180    $ 6,180
  Equity securities                                          3          3           2          2
Mortgage loans on real estate                              225        243         228        234
Other investments                                            1          1           2          2
Cash and invested cash                                      48         48          65         65
Separate account assets                                  2,660      2,660       2,263      2,263
LIABILITIES
Future contract benefits:
  GLB reserves embedded derivatives                        (24)       (24)        (32)       (32)
Other contract holder funds:
  Remaining guaranteed interest and similar contracts      (98)       (98)        (81)       (81)
  Account values of certain investment contracts        (1,396)    (1,442)     (1,356)    (1,364)
Other liabilities:
  Deferred compensation plans embedded derivatives          (1)        (1)         (2)        (2)

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates their fair value. Other investments include privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2010 and 2009, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2010, or December 31, 2009, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                               AS OF DECEMBER 31, 2010
                                                   ------------------------------------------------
                                                    QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT  SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE   UNOBSERVABLE   TOTAL
                                                    ASSETS        INPUTS        INPUTS      FAIR
                                                   (LEVEL 1)     (LEVEL 2)    (LEVEL 3)     VALUE
                                                   ----------- ------------- ------------ ---------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                     $ 5        $4,996        $139    $5,140
     U.S. Government bonds                                32            --           1        33
     Foreign government bonds                             --            29           1        30
     MBS:
        CMOs                                              --           640           2       642
        MPTS                                              --           257          --       257
        CMBS                                              --           168          15       183
     ABS CDOs                                             --            --           3         3
     State and municipal bonds                            --           250          --       250
     Hybrid and redeemable preferred securities           --           117           4       121
  Equity AFS securities:
     Other securities                                      3            --          --         3
Cash and invested cash                                    --            48          --        48
Separate account assets                                   --         2,660          --     2,660
                                                   --------- ------------- -------------- ---------
       Total assets                                      $40        $9,165        $165    $9,370
                                                   ========= ============= ============== =========
LIABILITIES
Future contract benefits:
  GLB reserves embedded derivatives                      $--          $ --        $(24)   $  (24)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --          (1)       (1)
                                                   --------- ------------- -------------- ---------
     Total liabilities                                   $--          $ --        $(25)   $  (25)
                                                   ========= ============= ============== =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                               AS OF DECEMBER 31, 2009
                                                   ------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR SIGNIFICANT   SIGNIFICANT
                                                   IDENTICAL   OBSERVABLE    UNOBSERVABLE   TOTAL
                                                      ASSETS     INPUTS         INPUTS      FAIR
                                                   (LEVEL 1)   (LEVEL 2)      (LEVEL 3)     VALUE
                                                   --------- ------------- -------------- ---------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                     $ 5        $4,579        $160    $4,744
     U.S. Government bonds                                31             1          --        32
     Foreign government bonds                             --            24          --        24
     MBS:
        CMOs                                              --           646           3       649
        MPTS                                              --           247          --       247
        CMBS                                              --           167          51       218
     ABS:
        CDOs                                              --            --           3         3
     State and municipal bonds                            --           170          --       170
     Hybrid and redeemable preferred securities           --            79          14        93
  Equity AFS securities:
     Other securities                                      2            --          --         2
Cash and invested cash                                    --            65          --        65
Separate account assets                                   --         2,263          --     2,263
                                                   --------- ------------- -------------- ---------
       Total assets                                      $38        $8,241        $231    $8,510
                                                   ========= ============= ============== =========
LIABILITIES
Future contract benefits:
  GLB reserves embedded derivatives                      $--        $   --        $(32)   $  (32)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --          (2)       (2)
                                                   --------- ------------- -------------- ---------
     Total liabilities                                   $--        $   --        $(34)   $  (34)
                                                   ========= ============= ============== =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2010
                                                        ------------------------------------------------------------------------
                                                                                              SALES,       TRANSFERS
                                                                       ITEMS                ISSUANCES,       IN OR
                                                                      INCLUDED    GAINS     MATURITIES,       OUT
                                                        BEGINNING        IN     (LOSSES)   SETTLEMENTS,        OF       ENDING
                                                          FAIR           NET       IN         CALLS,        LEVEL 3,     FAIR
                                                         VALUE         INCOME      OCI         NET           NET(1)     VALUE
                                                        ------------ ----------- -------- --------------- ------------ ---------
Investments(2):
  Fixed maturity AFS securities:
     Corporate bonds                                        $ 160         $ 1      $ 6           $ (10)       $ (18)     $139
     U.S. Government bonds                                     --          --       --              --            1         1
     Foreign government bonds                                  --          --       --              --            1         1
     MBS:
       CMOs                                                     3          --       --              (1)          --         2
       CMBS                                                    51          (5)      12             (14)         (29)       15
     ABS:
       CDOs                                                     3          --       --              --           --         3
     Hybrid and redeemable preferred securities                14          --      (10)             --           --         4
Future contract benefits(3):
  GLB reserves embedded derivatives                           (32)          8       --              --           --       (24)
Other liabilities:
  Deferred compensation plans embedded derivatives(4)          (2)         (2)      --               3           --        (1)
                                                        ------------ ----------- -------- --------------- ------------ ---------
       Total, net                                           $ 197         $ 2      $ 8           $ (22)       $ (45)     $140
                                                        ============ =========== ======== =============== ============ =========

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2009
                                                        ------------------------------------------------------------------------
                                                                                              SALES,       TRANSFERS
                                                                       ITEMS                ISSUANCES,       IN OR
                                                                      INCLUDED    GAINS     MATURITIES,       OUT
                                                        BEGINNING        IN     (LOSSES)   SETTLEMENTS,        OF       ENDING
                                                          FAIR           NET       IN         CALLS,        LEVEL 3,     FAIR
                                                         VALUE         INCOME      OCI         NET           NET(1)     VALUE
                                                        ------------ ----------- -------- --------------- ------------ ---------
Investments(2):
  Fixed maturity AFS securities:
     Corporate bonds                                        $ 176        $ (2)        $ 3          $ 6         $(23)     $160
     MBS:
       CMOs                                                    22          --          --           (1)         (18)        3
       CMBS                                                    42          --          12           (3)          --        51
     ABS:
       CDOs                                                     4          --           2           (3)          --         3
     State and municipal bonds                                 37          --          --           (5)         (32)       --
     Hybrid and redeemable preferred securities                 6          --           8           --           --        14
Future contract benefits(3):
  GLB reserves embedded derivatives                          (124)         92          --           --           --       (32)
Other liabilities:
  Deferred compensation plans embedded derivatives(4)          (2)         (5)         --            5           --        (2)
                                                        ------------ ----------- -------- --------------- ------------ ---------
       Total, net                                           $ 161         $85         $25          $(1)        $(73)     $197
                                                        ============ =========== ======== =============== ============ =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                                  FOR THE YEAR ENDED DECEMBER 31, 2008
                                                        ---------------------------------------------------------------------------
                                                                                              SALES,       TRANSFERS
                                                                       ITEMS                ISSUANCES,       IN OR
                                                                      INCLUDED    GAINS     MATURITIES,       OUT
                                                        BEGINNING        IN     (LOSSES)   SETTLEMENTS,        OF       ENDING
                                                          FAIR           NET       IN         CALLS,        LEVEL 3,     FAIR
                                                         VALUE         INCOME      OCI         NET           NET(1)     VALUE
                                                        ------------ ----------- ----------- --------------- ------------ ---------
Investments(2):
  Fixed maturity AFS securities:
     Corporate bonds                                         $220       $ (16)       $(18)           $(17)        $  7     $ 176
     Foreign government bonds                                   5          --          --              (5)          --        --
     MBS:
       CMOs                                                    42          (4)          1              (3)         (14)       22
       CMBS                                                    60          --         (30)              7            5        42
     ABS:
       CDOs                                                     7          --          (3)             --           --         4
     State and municipal bonds                                 38          --          (1)             --           --        37
     Hybrid and redeemable preferred securities                --          --          --               6           --         6
Future contract benefits(3):
  GLB reserves embedded derivatives                           (17)       (107)         --              --           --      (124)
Other liabilities:
  Deferred compensation plans embedded derivatives(4)          (1)         (8)         --               7           --        (2)
                                                        ------------ ----------- ----------- --------------- ------------ ---------
       Total, net                                            $354       $(135)       $(51)            $(5)        $ (2)    $ 161
                                                        ============ =========== =========== =============== ============ =========

(1) Transfers in or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-period. For AFS, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Income (Loss).

(3) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Income (Loss).

(4) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisi- tion, insurance and other expenses on our Statements of Income (Loss).


The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2010    2009    2008
                                    ------- ------- --------
Investments(1):
  GLB reserves embedded derivatives  $16     $99    $(100)
Other liabilities:
  Deferred compensation plans
     embedded derivatives(2)          (2)     (5)      (8)
                                    ------- ------- --------
        Total, net                   $14     $94    $(108)
                                    ======= ======= ========

(1)  Included in realized gain (loss) on our Statements of Income (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2010
                                 -------------------------------
                                 TRANSFERS  TRANSFERS
                                  IN TO       OUT OF
                                 LEVEL 3      LEVEL 3    TOTAL
                                 ------- -------------- --------
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                 $5        $(23)    $(18)
     U.S. Government bonds            1          --        1
     Foreign government bonds         1          --        1
     MBS CMBS                         1         (30)     (29)
                                 ------- -------------- --------
        Total, net                   $8        $(53)    $(45)
                                 ======= ============== ========

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the year ended December 31, 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available. For the year ended December 31, 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

20. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution
Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Defined Contribution segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, other corporate investments and benefit plan net liability.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements; and

     -    Change in the GLB embedded derivative reserves.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortiza-tion) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

- Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                          -----------------------------------
                           2010           2009         2008
                          ------- ------------------ --------
REVENUES
Operating revenues:
  Retirement Solutions:
     Annuities            $111               $ 99    $  96
     Defined Contribution   53                 52       52
                          ------- ------------------ --------
        Total Retirement
           Solutions       164                151      148
                          ------- ------------------ --------
  Insurance Solutions:
     Life Insurance        563                550      531
     Group Protection       62                 48       39
                          ------- ------------------ --------
        Total Insurance
           Solutions       625                598      570
                          ------- ------------------ --------
  Other Operations          18                 20       25
Excluded realized
  gain (loss), pre-tax     (20)               (68)    (100)
                          ------- ------------------ --------
        Total revenues    $787               $701    $ 643
                          ======= ================== ========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                               -------------------------------
                                 2010        2009       2008
                               ------- --------------- -------
NET INCOME (LOSS)
Income (loss) from operations:
  Retirement Solutions:
     Annuities                  $22             $22    $  3
     Defined Contribution        (1)              3       4
                               ------- --------------- -------
        Total Retirement
           Solutions             21              25       7
                               ------- --------------- -------
  Insurance Solutions:
     Life Insurance              96              80      75
     Group Protection            (2)             --       2
                               ------- --------------- -------
        Total Insurance
           Solutions             94              80      77
                               ------- --------------- -------
  Other Operations               11              12      17
Excluded realized
  gain (loss), after-tax        (13)            (44)    (65)
                               ------- --------------- -------
        Net income (loss)      $113             $73    $ 36
                               ======= =============== =======

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                                -----------------------
                                2010     2009     2008
                                ---- ------------ -----
NET INVESTMENT INCOME
Retirement Solutions:
  Annuities                     $ 69         $ 62 $  57
  Defined Contribution            49           48    48
                                ---- ------------ -----
     Total Retirement Solutions  118          110   105
                                ---- ------------ -----
Insurance Solutions:
  Life Insurance                 277          274   262
  Group Protection                 5            4     3
                                ---- ------------ -----
     Total Insurance Solutions   282          278   265
                                ---- ------------ -----
Other Operations                  18           20    25
                                ---- ------------ -----
        Total net investment
           income               $418         $408 $ 395
                                ==== ============ =====

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                                ------------------------
                                2010     2009       2008
                                ---- ------------ -------
AMORTIZATION OF DAC AND
  VOBA, NET OF INTEREST
Retirement Solutions:
  Annuities                      $15          $10    $ 31
  Defined Contribution            10            7       5
                                ---- ------------ --- ---
     Total Retirement Solutions   25           17      36
                                ---- ------------ --- ---
Insurance Solutions:
  Life Insurance                  53           66      51
  Group Protection                 2            2       1
                                ---- ------------ --- ---
     Total Insurance Solutions    55           68      52
                                ---- ------------ --- ---
        Total amortization of
           DAC and VOBA,
           net of interest       $80          $85    $ 88
                                ==== ============ =======

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                     -------------------------------
                                       2010       2009         2008
                                     ------- --------------- -------
FEDERAL INCOME TAX
  EXPENSE (BENEFIT)
Retirement Solutions:
  Annuities                           $ 7             $ 8     $(3)
  Defined Contribution                 (1)              2       2
                                     ------- --------------- -------
     Total Retirement Solutions         6              10      (1)
                                     ------- --------------- -------
Insurance Solutions:
  Life Insurance                       51              43      40
  Group Protection                     (1)             --       1
                                     ------- --------------- -------
     Total Insurance Solutions         50              43      41
                                     ------- --------------- -------
Other Operations                        6               6       9
Excluded realized gain (loss)          (7)            (24)    (35)
                                     ------- --------------- -------
        Total federal income tax
           expense (benefit)          $55             $35     $14
                                     ======= =============== =======

                                AS OF DECEMBER 31,
                                ------------------
                                 2010       2009
                                ------- ----------
ASSETS
Retirement Solutions:
  Annuities                     $ 3,542    $ 3,187
  Defined Contribution            1,337      1,253
                                ------- ----------
     Total Retirement Solutions   4,879      4,440
                                ------- ----------
Insurance Solutions:
  Life Insurance                  6,387      6,076
  Group Protection                  102         77
                                ------- ----------
     Total Insurance Solutions    6,489      6,153
                                ------- ----------
Other Operations                    268        311
                                ------- ----------
        Total assets            $11,636    $10,904
                                ======= ==========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

21. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                             FOR THE YEARS ENDED
                                DECEMBER 31,
                             -------------------
                             2010    2009   2008
                             ---- --------- ----
Income taxes paid (received)  $15       $(9) $40
                             ==== ========= ====

22. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                    2010      2009
                                    ---- -------------
Assets with affiliates:
  Service agreement receivable(1)   $16           $16
  Reinsurance on ceded reinsurance
     contracts(2)                    64            57

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                    -------------------------------
                                      2010        2009        2008
                                    ------- --------------- -------
Revenues with affiliates:
  Premiums paid on ceded
     reinsurance contracts(3)       $(10)           $(17)   $(15)
  Fees for management of
     general account(4)               --              (4)     (4)
Benefits and expenses
  with affiliates:
  Service agreement
     payments(5)                      57              59      59

(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in reinsurance recoverables on our Balance Sheets.

(3)  Reported in insurance premiums on our Statements of Income (Loss).

(4)  Reported in net investment income on our Statements of Income (Loss).

(5) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

SERVICE AGREEMENT
In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS
We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

     LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

                                                                                                     MORTALITY &
                                                                                                       EXPENSE
                                                                        CONTRACT                      GUARANTEE
                                                                        PURCHASES                      CHARGES
                                                                        DUE FROM                     PAYABLE TO
                                                                     LINCOLN LIFE &                LINCOLN LIFE &
                                                                         ANNUITY                       ANNUITY
                                                                         COMPANY                       COMPANY
SUBACCOUNT                                              INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK   NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                    $  133,387        $--        $  133,387        $ 3        $  133,384
ABVPSF Growth and Income Class A                            139,678         --           139,678          3           139,675
ABVPSF International Value Class A                           31,186         --            31,186         --            31,186
ABVPSF Large Cap Growth Class A                               3,038         --             3,038         --             3,038
ABVPSF Small/Mid Cap Value Class A                          263,313         --           263,313          5           263,308
American Century VP Inflation Protection Class I            119,601         --           119,601          2           119,599
American Funds Global Growth Class 2                         35,812         --            35,812          1            35,811
American Funds Global Small Capitalization Class 2          166,395         --           166,395          3           166,392
American Funds Growth Class 2                             1,257,884         --         1,257,884         23         1,257,861
American Funds Growth-Income Class 2                        908,415         --           908,415         16           908,399
American Funds International Class 2                      1,217,552         --         1,217,552         21         1,217,531
BlackRock Global Allocation V.I. Class I                     17,481         --            17,481         --            17,481
Delaware VIP Diversified Income Standard Class              219,248         --           219,248          4           219,244
Delaware VIP Emerging Markets Standard Class                479,509         --           479,509          9           479,500
Delaware VIP High Yield Standard Class                      235,823         --           235,823          4           235,819
Delaware VIP Limited-Term Diversified Income
   Standard Class                                            11,965         --            11,965         --            11,965
Delaware VIP REIT Standard Class                            531,051         --           531,051         10           531,041
Delaware VIP Small Cap Value Standard Class               1,041,394         --         1,041,394         21         1,041,373
Delaware VIP Smid Cap Growth Standard Class                 249,394         --           249,394          5           249,389
Delaware VIP U.S. Growth Standard Class                      81,293         --            81,293          2            81,291
Delaware VIP Value Standard Class                            83,817         --            83,817          1            83,816
DWS VIP Alternative Asset Allocation Plus Class A             1,851         --             1,851         --             1,851
DWS VIP Equity 500 Index Class A                            387,890         --           387,890          8           387,882
DWS VIP Small Cap Index Class A                             159,044         --           159,044          3           159,041
Fidelity VIP Contrafund Service Class                     1,126,057         --         1,126,057         21         1,126,036
Fidelity VIP Equity-Income Service Class                    148,660         --           148,660          3           148,657
Fidelity VIP Growth Service Class                            13,949         --            13,949         --            13,949
Fidelity VIP Growth Opportunities Service Class              66,521         --            66,521          1            66,520
Fidelity VIP High Income Service Class                      148,021         --           148,021          3           148,018
Fidelity VIP Mid Cap Service Class                          344,502         --           344,502          6           344,496
Fidelity VIP Overseas Service Class                         142,726         --           142,726          3           142,723
FTVIPT Franklin Income Securities Class 1                    75,064         --            75,064          1            75,063
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                   69,082         --            69,082          1            69,081
FTVIPT Mutual Shares Securities Class 1                      20,955         --            20,955         --            20,955
FTVIPT Templeton Foreign Securities Class 2                 113,035         --           113,035          2           113,033
FTVIPT Templeton Global Bond Securities Class 1             177,217         --           177,217          3           177,214
FTVIPT Templeton Growth Securities Class 1                   50,755         --            50,755          1            50,754
FTVIPT Templeton Growth Securities Class 2                   13,604         --            13,604         --            13,604
Invesco V.I. Capital Appreciation Series I                  353,965         --           353,965          8           353,957
Invesco V.I. Core Equity Series I                           320,891         --           320,891          7           320,884
Invesco V.I. International Growth Series I                  118,091         --           118,091          3           118,088
Janus Aspen Series Balanced Institutional Class             261,811         --           261,811          6           261,805
Janus Aspen Series Balanced Service Class                     5,017         --             5,017         --             5,017
Janus Aspen Series Enterprise Service Class                  28,718         --            28,718          1            28,717
Janus Aspen Series Global Technology Service Class           16,149         --            16,149         --            16,149
Janus Aspen Series Worldwide Institutional Class            162,766         --           162,766          4           162,762
Janus Aspen Series Worldwide Service Class                   25,731         --            25,731          1            25,730
LVIP Baron Growth Opportunities Standard Class               99,287         --            99,287          2            99,285
LVIP Baron Growth Opportunities Service Class               213,697         --           213,697          5           213,692
LVIP BlackRock Inflation Protected Bond Standard Class          458         --               458         --               458
LVIP Cohen & Steers Global Real Estate Standard Class        61,305         --            61,305          1            61,304

See accompanying notes.

                                                                                                     MORTALITY &
                                                                                                       EXPENSE
                                                                        CONTRACT                      GUARANTEE
                                                                        PURCHASES                      CHARGES
                                                                        DUE FROM                     PAYABLE TO
                                                                     LINCOLN LIFE &                LINCOLN LIFE &
                                                                         ANNUITY                       ANNUITY
                                                                         COMPANY                       COMPANY
SUBACCOUNT                                              INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK   NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
LVIP Columbia Value Opportunities Standard Class         $ 63,257        $   --        $ 63,257          $ 1        $ 63,256
LVIP Delaware Bond Standard Class                         843,695            --         843,695           17         843,678
LVIP Delaware Growth and Income Standard Class             60,144            --          60,144            1          60,143
LVIP Delaware Social Awareness Standard Class              17,110            --          17,110           --          17,110
LVIP Delaware Special Opportunities Standard Class          9,329            --           9,329           --           9,329
LVIP Janus Capital Appreciation Standard Class             66,223            --          66,223            1          66,222
LVIP MFS International Growth Standard Class                7,893            --           7,893           --           7,893
LVIP MFS Value Standard Class                              34,685            --          34,685           --          34,685
LVIP Mid-Cap Value Standard Class                           1,818            --           1,818           --           1,818
LVIP Mondrian International Value Standard Class          329,451            --         329,451            7         329,444
LVIP Money Market Standard Class                          826,952            --         826,952           15         826,937
LVIP SSgA Bond Index Standard Class                       111,387         1,646         113,033            1         113,032
LVIP SSgA Developed International 150 Standard Class       11,883           287          12,170           --          12,170
LVIP SSgA Emerging Markets 100 Standard Class              51,261           247          51,508            1          51,507
LVIP SSgA Global Tactical Allocation Standard Class        32,709            --          32,709            1          32,708
LVIP SSgA International Index Standard Class               37,116           287          37,403            1          37,402
LVIP SSgA Large Cap 100 Standard Class                     68,622           655          69,277            1          69,276
LVIP SSgA S&P 500 Index Standard Class                    305,774           656         306,430            5         306,425
LVIP SSgA Small-Cap Index Standard Class                   63,370           163          63,533            1          63,532
LVIP SSgA Small-Mid Cap 200 Standard Class                 10,221           163          10,384           --          10,384
LVIP T. Rowe Price Growth Stock Standard Class              1,997            --           1,997           --           1,997
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                          52,004            --          52,004            1          52,003
LVIP Turner Mid-Cap Growth Standard Class                  52,091            --          52,091            1          52,090
LVIP Wells Fargo Intrinsic Value Standard Class            11,804            --          11,804           --          11,804
LVIP Wilshire 2030 Profile Standard Class                 291,231            --         291,231            5         291,226
LVIP Wilshire Conservative Profile Standard Class          94,085            --          94,085            2          94,083
LVIP Wilshire Moderate Profile Standard Class             314,227            --         314,227            4         314,223
LVIP Wilshire Moderately Aggressive Profile
   Standard Class                                         125,594            --         125,594            2         125,592
M International Equity                                     24,263            --          24,263           --          24,263
MFS VIT Growth Initial Class                              163,318            --         163,318            4         163,314
MFS VIT Total Return Initial Class                        311,741            --         311,741            6         311,735
MFS VIT Utilities Initial Class                           868,337            --         868,337           15         868,322
NB AMT Mid-Cap Growth I Class                             633,342            --         633,342           14         633,328
NB AMT Partners I Class                                    79,918            --          79,918            2          79,916
NB AMT Regency I Class                                     40,178            --          40,178            1          40,177
PIMCO VIT Commodity Real Return Administrative Class      140,346            --         140,346            2         140,344
Putnam VT Global Health Care Class IB                       2,469            --           2,469           --           2,469
Putnam VT Growth & Income Class IB                         13,064            --          13,064           --          13,064

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

                                                               DIVIDENDS    MORTALITY
                                                                  FROM     AND EXPENSE       NET        NET REALIZED
                                                               INVESTMENT   GUARANTEE    INVESTMENT      GAIN (LOSS)
SUBACCOUNT                                                       INCOME      CHARGES    INCOME (LOSS)  ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                           $ 2,583      $  (929)      $ 1,654        $  1,114
ABVPSF Growth and Income Class A                                     --         (953)         (953)         (1,412)
ABVPSF International Value Class A                                  923         (168)          755            (532)
ABVPSF Large Cap Growth Class A                                     131         (119)           12            (128)
ABVPSF Small/Mid Cap Value Class A                                  968       (1,633)         (665)          2,679
American Century VP Inflation Protection Class I                  2,640         (795)        1,845           3,630
American Funds Global Growth Class 2                                484         (178)          306             (76)
American Funds Global Small Capitalization Class 2                2,504       (1,044)        1,460            (590)
American Funds Growth Class 2                                     8,318       (7,740)          578         (16,374)
American Funds Growth-Income Class 2                             12,510       (5,206)        7,304          (6,853)
American Funds International Class 2                             21,709       (6,248)       15,461          (3,567)
BlackRock Global Allocation V.I. Class I                            197         (395)         (198)            256
Delaware VIP Diversified Income Standard Class                    7,439       (1,179)        6,260           4,417
Delaware VIP Emerging Markets Standard Class                      3,418       (3,002)          416           3,804
Delaware VIP High Yield Standard Class                           15,179       (1,414)       13,765             682
Delaware VIP Limited-Term Diversified Income Standard Class         736         (152)          584           1,138
Delaware VIP REIT Standard Class                                 12,548       (3,145)        9,403         (20,309)
Delaware VIP Small Cap Value Standard Class                       5,532       (6,523)         (991)          5,325
Delaware VIP Smid Cap Growth Standard Class                          --         (407)         (407)            669
Delaware VIP Trend Standard Class                                    --       (1,192)       (1,192)         19,287
Delaware VIP U.S. Growth Standard Class                             208       (1,232)       (1,024)          5,820
Delaware VIP Value Standard Class                                 1,776         (463)        1,313          (1,067)
DWS VIP Alternative Asset Allocation Plus Class A                    17           (8)            9              --
DWS VIP Equity 500 Index Class A                                  6,561       (2,684)        3,877          (1,466)
DWS VIP Small Cap Index Class A                                   1,476       (1,135)          341          (3,495)
Fidelity VIP Contrafund Service Class                            11,139       (6,302)        4,837         (25,243)
Fidelity VIP Equity-Income Service Class                          2,388       (1,006)        1,382          (1,332)
Fidelity VIP Growth Service Class                                    21          (64)          (43)             32
Fidelity VIP Growth Opportunities Service Class                      56         (445)         (389)             14
Fidelity VIP High Income Service Class                           11,009       (1,160)        9,849            (482)
Fidelity VIP Mid Cap Service Class                                  815       (1,670)         (855)          1,369
Fidelity VIP Overseas Service Class                               1,721         (945)          776            (302)
FTVIPT Franklin Income Securities Class 1                         4,257         (376)        3,881             146
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1              --         (334)         (334)            350
FTVIPT Mutual Shares Securities Class 1                             332          (98)          234             (44)
FTVIPT Templeton Foreign Securities Class 2                       1,961         (835)        1,126            (249)
FTVIPT Templeton Global Bond Securities Class 1                   2,217         (909)        1,308             931
FTVIPT Templeton Growth Securities Class 1                          701         (246)          455            (390)
FTVIPT Templeton Growth Securities Class 2                          162         (108)           54            (991)
Invesco V.I. Capital Appreciation Series I                        2,433       (2,560)         (127)         (5,812)
Invesco V.I. Core Equity Series I                                 2,989       (2,465)          524          (1,489)
Invesco V.I. International Growth Series I                        2,530         (852)        1,678           1,316
Janus Aspen Series Balanced Institutional Class                   7,110       (1,977)        5,133             573
Janus Aspen Series Balanced Service Class                           321          (92)          229             261
Janus Aspen Series Enterprise Service Class                          --         (239)         (239)          1,352
Janus Aspen Series Global Technology Service Class                   --         (111)         (111)            253
Janus Aspen Series Worldwide Institutional Class                    924       (1,177)         (253)           (402)
Janus Aspen Series Worldwide Service Class                          113         (185)          (72)            (32)
LVIP Baron Growth Opportunities Standard Class                       --         (154)         (154)            572
LVIP Baron Growth Opportunities Service Class                        --       (1,485)       (1,485)              7
LVIP BlackRock Inflation Protected Bond Standard Class                5           --             5              --
LVIP Cohen & Steers Global Real Estate Standard Class                --         (176)         (176)            323
LVIP Columbia Value Opportunities Standard Class                     45          (98)          (53)            223
LVIP Delaware Bond Standard Class                                27,910       (5,793)       22,117           4,364
LVIP Delaware Foundation Aggressive Allocation Standard Class        --          (19)          (19)           (791)
LVIP Delaware Growth and Income Standard Class                      546         (270)          276            (800)
LVIP Delaware Social Awareness Standard Class                        97         (120)          (23)             20


                                                                 DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                   FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                                               NET REALIZED   NET REALIZED     APPRECIATION    IN NET ASSETS
                                                                  GAIN ON      GAIN (LOSS)   OR DEPRECIATION     RESULTING
SUBACCOUNT                                                      INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                            $    --        $  1,114        $ 17,009         $  19,777
ABVPSF Growth and Income Class A                                      --          (1,412)         17,432            15,067
ABVPSF International Value Class A                                    --            (532)          1,297             1,520
ABVPSF Large Cap Growth Class A                                       --            (128)         (2,425)           (2,541)
ABVPSF Small/Mid Cap Value Class A                                    --           2,679          52,793            54,807
American Century VP Inflation Protection Class I                      --           3,630           1,124             6,599
American Funds Global Growth Class 2                                  --             (76)          3,516             3,746
American Funds Global Small Capitalization Class 2                    --            (590)         28,428            29,298
American Funds Growth Class 2                                         --         (16,374)        208,384           192,588
American Funds Growth-Income Class 2                                  --          (6,853)         89,163            89,614
American Funds International Class 2                                  --          (3,567)         90,693           102,587
BlackRock Global Allocation V.I. Class I                              90             346          (4,924)           (4,776)
Delaware VIP Diversified Income Standard Class                       373           4,790           2,073            13,123
Delaware VIP Emerging Markets Standard Class                          --           3,804          64,169            68,389
Delaware VIP High Yield Standard Class                                --             682          13,729            28,176
Delaware VIP Limited-Term Diversified Income Standard Class          294           1,432            (897)            1,119
Delaware VIP REIT Standard Class                                      --         (20,309)        117,045           106,139
Delaware VIP Small Cap Value Standard Class                           --           5,325         240,318           244,652
Delaware VIP Smid Cap Growth Standard Class                           --             669          29,669            29,931
Delaware VIP Trend Standard Class                                  8,174          27,461          11,435            37,704
Delaware VIP U.S. Growth Standard Class                               --           5,820         (15,136)          (10,340)
Delaware VIP Value Standard Class                                     --          (1,067)         10,555            10,801
DWS VIP Alternative Asset Allocation Plus Class A                     14              14             131               154
DWS VIP Equity 500 Index Class A                                      --          (1,466)         44,125            46,536
DWS VIP Small Cap Index Class A                                       --          (3,495)         36,677            33,523
Fidelity VIP Contrafund Service Class                                467         (24,776)        187,356           167,417
Fidelity VIP Equity-Income Service Class                              --          (1,332)         17,445            17,495
Fidelity VIP Growth Service Class                                     40              72           2,406             2,435
Fidelity VIP Growth Opportunities Service Class                       --              14          12,183            11,808
Fidelity VIP High Income Service Class                                --            (482)          8,237            17,604
Fidelity VIP Mid Cap Service Class                                   942           2,311          66,954            68,410
Fidelity VIP Overseas Service Class                                  253             (49)         15,280            16,007
FTVIPT Franklin Income Securities Class 1                             --             146           3,304             7,331
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1               --             350          15,258            15,274
FTVIPT Mutual Shares Securities Class 1                               --             (44)          1,682             1,872
FTVIPT Templeton Foreign Securities Class 2                           --            (249)          6,966             7,843
FTVIPT Templeton Global Bond Securities Class 1                      351           1,282          16,507            19,097
FTVIPT Templeton Growth Securities Class 1                            --            (390)          3,497             3,562
FTVIPT Templeton Growth Securities Class 2                            --            (991)          1,503               566
Invesco V.I. Capital Appreciation Series I                            --          (5,812)         51,477            45,538
Invesco V.I. Core Equity Series I                                     --          (1,489)         26,599            25,634
Invesco V.I. International Growth Series I                            --           1,316           9,851            12,845
Janus Aspen Series Balanced Institutional Class                       --             573          12,749            18,455
Janus Aspen Series Balanced Service Class                             --             261            (609)             (119)
Janus Aspen Series Enterprise Service Class                           --           1,352           5,171             6,284
Janus Aspen Series Global Technology Service Class                    --             253           2,898             3,040
Janus Aspen Series Worldwide Institutional Class                      --            (402)         22,114            21,459
Janus Aspen Series Worldwide Service Class                            --             (32)          3,373             3,269
LVIP Baron Growth Opportunities Standard Class                        --             572          16,787            17,205
LVIP Baron Growth Opportunities Service Class                         --               7          46,008            44,530
LVIP BlackRock Inflation Protected Bond Standard Class                --              --             (21)              (16)
LVIP Cohen & Steers Global Real Estate Standard Class                 --             323          10,741            10,888
LVIP Columbia Value Opportunities Standard Class                      --             223          10,218            10,388
LVIP Delaware Bond Standard Class                                 15,671          20,035          15,449            57,601
LVIP Delaware Foundation Aggressive Allocation Standard Class         --            (791)            562              (248)
LVIP Delaware Growth and Income Standard Class                        --            (800)          7,239             6,715
LVIP Delaware Social Awareness Standard Class                         --              20           1,533             1,530

See accompanying notes.



                                                              DIVIDENDS   MORTALITY
                                                                FROM     AND EXPENSE       NET        NET REALIZED
                                                             INVESTMENT   GUARANTEE     INVESTMENT     GAIN (LOSS)
SUBACCOUNT                                                     INCOME      CHARGES    INCOME (LOSS)  ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------
LVIP Delaware Special Opportunities Standard Class             $    61     $   (14)      $    47         $     5
LVIP Janus Capital Appreciation Standard Class                     460        (474)          (14)              3
LVIP MFS International Growth Standard Class                        56         (39)           17               8
LVIP MFS Value Standard Class                                      398        (138)          260             (33)
LVIP Mid-Cap Value Standard Class                                    4          (7)           (3)             36
LVIP Mondrian International Value Standard Class                10,133      (2,107)        8,026          (2,729)
LVIP Money Market Standard Class                                   251      (3,641)       (3,390)             --
LVIP SSgA Bond Index Standard Class                              2,019        (497)        1,522             258
LVIP SSgA Developed International 150 Standard Class               137         (53)           84              45
LVIP SSgA Emerging Markets 100 Standard Class                      513        (158)          355             537
LVIP SSgA Global Tactical Allocation Standard Class                324        (233)           91            (461)
LVIP SSgA International Index Standard Class                       491        (191)          300             139
LVIP SSgA Large Cap 100 Standard Class                             771        (205)          566             422
LVIP SSgA S&P 500 Index Standard Class                           3,258      (1,640)        1,618           1,668
LVIP SSgA Small-Cap Index Standard Class                           307        (289)           18             487
LVIP SSgA Small-Mid Cap 200 Standard Class                         168         (34)          134             275
LVIP T. Rowe Price Growth Stock Standard Class                      --          (8)           (8)             (1)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class         --        (211)         (211)            974
LVIP Turner Mid-Cap Growth Standard Class                           --        (163)         (163)             19
LVIP Wells Fargo Intrinsic Value Standard Class                    110         (48)           62             (72)
LVIP Wilshire 2030 Profile Standard Class                        2,271      (1,626)          645             (40)
LVIP Wilshire Conservative Profile Standard Class                3,125        (717)        2,408             942
LVIP Wilshire Moderate Profile Standard Class                    6,615        (895)        5,720              98
LVIP Wilshire Moderately Aggressive Profile Standard Class       3,102        (748)        2,354              98
M Capital Appreciation                                              --         (20)          (20)           (972)
M International Equity                                             769        (140)          629            (598)
MFS VIT Growth Initial Class                                       161      (1,129)         (968)            316
MFS VIT Total Return Initial Class                               5,755      (1,676)        4,079            (194)
MFS VIT Utilities Initial Class                                 22,888      (4,875)       18,013          (2,602)
NB AMT Mid-Cap Growth I Class                                       --      (4,296)       (4,296)          9,697
NB AMT Partners I Class                                            455        (534)          (79)         (2,216)
NB AMT Regency I Class                                             268        (228)           40            (175)
PIMCO VIT Commodity Real Return Administrative Class            11,463        (498)       10,965             153
Putnam VT Global Health Care Class IB                               44         (18)           26              (7)
Putnam VT Growth & Income Class IB                                 181         (95)           86            (148)


                                                               DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                 FROM          TOTAL        IN UNREALIZED     (DECREASE)
                                                             NET REALIZED   NET REALIZED    APPRECIATION     IN NET ASSETS
                                                                GAIN ON       GAIN (LOSS)  OR DEPRECIATION     RESULTING
SUBACCOUNT                                                    INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Special Opportunities Standard Class             $   --         $     5         $   1,245        $   1,297
LVIP Janus Capital Appreciation Standard Class                     --               3             6,246            6,235
LVIP MFS International Growth Standard Class                       --               8               839              864
LVIP MFS Value Standard Class                                      --             (33)            3,316            3,543
LVIP Mid-Cap Value Standard Class                                  --              36               312              345
LVIP Mondrian International Value Standard Class                   --          (2,729)              767            6,064
LVIP Money Market Standard Class                                    2               2                --           (3,388)
LVIP SSgA Bond Index Standard Class                                --             258             2,968            4,748
LVIP SSgA Developed International 150 Standard Class               --              45               716              845
LVIP SSgA Emerging Markets 100 Standard Class                      --             537            10,934           11,826
LVIP SSgA Global Tactical Allocation Standard Class                --            (461)            2,716            2,346
LVIP SSgA International Index Standard Class                       --             139             1,970            2,409
LVIP SSgA Large Cap 100 Standard Class                             --             422             8,772            9,760
LVIP SSgA S&P 500 Index Standard Class                             --           1,668            35,219           38,505
LVIP SSgA Small-Cap Index Standard Class                           --             487            12,511           13,016
LVIP SSgA Small-Mid Cap 200 Standard Class                         --             275             1,924            2,333
LVIP T. Rowe Price Growth Stock Standard Class                     --              (1)              265              256
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        --             974             9,949           10,712
LVIP Turner Mid-Cap Growth Standard Class                          --              19            11,752           11,608
LVIP Wells Fargo Intrinsic Value Standard Class                    --             (72)            1,362            1,352
LVIP Wilshire 2030 Profile Standard Class                          --             (40)           30,482           31,087
LVIP Wilshire Conservative Profile Standard Class                  --             942             4,218            7,568
LVIP Wilshire Moderate Profile Standard Class                      --              98            14,253           20,071
LVIP Wilshire Moderately Aggressive Profile Standard Class         --              98             7,664           10,116
M Capital Appreciation                                             --            (972)              937              (55)
M International Equity                                             --            (598)              870              901
MFS VIT Growth Initial Class                                       --             316            20,883           20,231
MFS VIT Total Return Initial Class                                 --            (194)           21,776           25,661
MFS VIT Utilities Initial Class                                    --          (2,602)           85,073          100,484
NB AMT Mid-Cap Growth I Class                                      --           9,697           135,043          140,444
NB AMT Partners I Class                                            --          (2,216)           11,760            9,465
NB AMT Regency I Class                                             --            (175)            8,691            8,556
PIMCO VIT Commodity Real Return Administrative Class            2,263           2,416            17,113           30,494
Putnam VT Global Health Care Class IB                              --              (7)               33               52
Putnam VT Growth & Income Class IB                                 --            (148)            1,618            1,556

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2010

                                                              ABVPSF
                                                              GLOBAL       ABVPSF         ABVPSF       ABVPSF
                                                             THEMATIC    GROWTH AND   INTERNATIONAL   LARGE CAP
                                                              GROWTH       INCOME         VALUE        GROWTH
                                                             CLASS A      CLASS A        CLASS A       CLASS A
                                                            SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                $ 84,213     $103,835      $ 41,197      $  2,348
Changes From Operations:
   - Net investment income (loss)                                (792)       3,754            35           (84)
   - Net realized gain (loss) on investments                       (9)      (2,882)      (13,266)         (130)
   - Net change in unrealized appreciation or
        depreciation on investments                            44,171       19,629        31,788         3,772
                                                             --------     --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             43,370       20,501        18,557         3,558
Changes From Unit Transactions:
   - Contract purchases                                           343        3,047        18,883           500
   - Contract withdrawals                                      (4,975)      (3,620)       (6,612)       (1,106)
   - Contract transfers                                          (868)         567       (45,705)       22,509
                                                             --------     --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (5,500)          (6)      (33,434)       21,903
                                                             --------     --------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        37,870       20,495       (14,877)       25,461
                                                             --------     --------      --------      --------
NET ASSETS AT DECEMBER 31, 2009                               122,083      124,330        26,320        27,809
Changes From Operations:
   - Net investment income (loss)                               1,654         (953)          755            12
   - Net realized gain (loss) on investments                    1,114       (1,412)         (532)         (128)
   - Net change in unrealized appreciation or
        depreciation on investments                            17,009       17,432         1,297        (2,425)
                                                             --------     --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             19,777       15,067         1,520        (2,541)
Changes From Unit Transactions:
   - Contract purchases                                         1,075        3,095         6,119           544
   - Contract withdrawals                                      (9,887)      (3,557)       (2,085)       (1,406)
   - Contract transfers                                           336          740          (688)      (21,368)
                                                             --------     --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (8,476)         278         3,346       (22,230)
                                                             --------     --------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        11,301       15,345         4,866       (24,771)
                                                             --------     --------      --------      --------
NET ASSETS AT DECEMBER 31, 2010                              $133,384     $139,675      $ 31,186      $  3,038
                                                             ========     ========      ========      ========

                                                                         AMERICAN
                                                              ABVPSF    CENTURY VP    AMERICAN    AMERICAN FUNDS
                                                            SMALL/MID   INFLATION   FUNDS GLOBAL   GLOBAL SMALL      AMERICAN
                                                            CAP VALUE   PROTECTION     GROWTH     CAPITALIZATION      FUNDS
                                                             CLASS A     CLASS I       CLASS 2       CLASS 2      GROWTH CLASS 2
                                                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                $119,283    $ 95,611     $ 65,054       $ 78,727       $  731,065
Changes From Operations:
   - Net investment income (loss)                                 415       1,653          207           (471)             181
   - Net realized gain (loss) on investments                      337          35      (10,021)        (7,178)         (43,410)
   - Net change in unrealized appreciation or
        depreciation on investments                            54,111       9,040       30,482         57,531          339,318
                                                             --------    --------     --------       --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             54,863      10,728       20,668         49,882          296,089
Changes From Unit Transactions:
   - Contract purchases                                        56,082      31,072        8,668         31,221          234,747
   - Contract withdrawals                                     (10,846)    (14,266)      (4,067)       (17,099)         (92,973)
   - Contract transfers                                        (4,789)     26,096      (59,710)        (7,591)         (27,707)
                                                             --------    --------     --------       --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                40,447      42,902      (55,109)         6,531          114,067
                                                             --------    --------     --------       --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        95,310      53,630      (34,441)        56,413          410,156
                                                             --------    --------     --------       --------       ----------
NET ASSETS AT DECEMBER 31, 2009                               214,593     149,241       30,613        135,140        1,141,221
Changes From Operations:
   - Net investment income (loss)                                (665)      1,845          306          1,460              578
   - Net realized gain (loss) on investments                    2,679       3,630          (76)          (590)         (16,374)
   - Net change in unrealized appreciation or
        depreciation on investments                            52,793       1,124        3,516         28,428          208,384
                                                             --------    --------     --------       --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             54,807       6,599        3,746         29,298          192,588
Changes From Unit Transactions:
   - Contract purchases                                        26,159      18,341        3,923         14,719          127,680
   - Contract withdrawals                                     (20,851)     (9,524)      (2,289)       (10,391)         (81,936)
   - Contract transfers                                       (11,400)    (45,058)        (182)        (2,374)        (121,692)
                                                             --------    --------     --------       --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (6,092)    (36,241)       1,452          1,954          (75,948)
                                                             --------    --------     --------       --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        48,715     (29,642)       5,198         31,252          116,640
                                                             --------    --------     --------       --------       ----------
NET ASSETS AT DECEMBER 31, 2010                              $263,308    $119,599     $ 35,811       $166,392       $1,257,861
                                                             ========    ========     ========       ========       ==========

                                                                                                             DELAWARE
                                                                                                               VIP
                                                               AMERICAN      AMERICAN        BLACKROCK     DIVERSIFIED
                                                                FUNDS          FUNDS           GLOBAL         INCOME
                                                            GROWTH-INCOME  INTERNATIONAL  ALLOCATION V.I.    STANDARD
                                                               CLASS 2        CLASS 2         CLASS I         CLASS
                                                              SUBACCOUNT    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                 $482,464      $  632,507       $      --      $145,622
Changes From Operations:
   - Net investment income (loss)                                7,021           7,034           1,122         8,811
   - Net realized gain (loss) on investments                   (19,400)        (47,433)            123         2,839
   - Net change in unrealized appreciation or
        depreciation on investments                            184,788         309,267           5,905        25,089
                                                              --------      ----------       ---------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             172,409         268,868           7,150        36,739
Changes From Unit Transactions:
   - Contract purchases                                        217,954         177,142          20,500        27,653
   - Contract withdrawals                                      (53,646)        (42,654)         (3,573)      (21,660)
   - Contract transfers                                        (10,762)       (138,366)         93,077       (34,805)
                                                              --------      ----------       ---------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                153,546          (3,878)        110,004       (28,812)
                                                              --------      ----------       ---------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        325,955         264,990         117,154         7,927
                                                              --------      ----------       ---------      --------
NET ASSETS AT DECEMBER 31, 2009                                808,419         897,497         117,154       153,549
Changes From Operations:
   - Net investment income (loss)                                7,304          15,461            (198)        6,260
   - Net realized gain (loss) on investments                    (6,853)         (3,567)            346         4,790
   - Net change in unrealized appreciation or
        depreciation on investments                             89,163          90,693          (4,924)        2,073
                                                              --------      ----------       ---------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              89,614         102,587          (4,776)       13,123
Changes From Unit Transactions:
   - Contract purchases                                         90,705          89,785          29,704        38,434
   - Contract withdrawals                                      (48,861)        (43,152)         (6,530)      (11,879)
   - Contract transfers                                        (31,478)        170,814        (118,071)       26,017
                                                              --------      ----------       ---------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 10,366         217,447         (94,897)       52,572
                                                              --------      ----------       ---------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         99,980         320,034         (99,673)       65,695
                                                              --------      ----------       ---------      --------
NET ASSETS AT DECEMBER 31, 2010                               $908,399      $1,217,531       $  17,481      $219,244
                                                              ========      ==========       =========      ========

See accompanying notes.

                                                             DELAWARE                 DELAWARE VIP
                                                               VIP        DELAWARE    LIMITED-TERM
                                                             EMERGING       VIP        DIVERSIFIED   DELAWARE
                                                             MARKETS     HIGH YIELD      INCOME      VIP REIT
                                                             STANDARD     STANDARD      STANDARD     STANDARD
                                                              CLASS        CLASS          CLASS       CLASS
                                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                $245,620     $159,085      $     --     $288,278
Changes From Operations:
   - Net investment income (loss)                               1,657       12,369           520       10,711
   - Net realized gain (loss) on investments                   (3,446)      (8,126)           32      (32,035)
   - Net change in unrealized appreciation or
        depreciation on investments                           185,990       63,338           825      104,769
                                                             --------     --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            184,201       67,581         1,377       83,445
Changes From Unit Transactions:
   - Contract purchases                                        73,726       19,345         7,885       70,749
   - Contract withdrawals                                     (36,160)     (16,430)       (2,028)     (24,739)
   - Contract transfers                                       (35,805)     (48,906)       35,894          343
                                                             --------     --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 1,761      (45,991)       41,751       46,353
                                                             --------     --------      --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       185,962       21,590        43,128      129,798
                                                             --------     --------      --------     --------
NET ASSETS AT DECEMBER 31, 2009                               431,582      180,675        43,128      418,076
Changes From Operations:
   - Net investment income (loss)                                 416       13,765           584        9,403
   - Net realized gain (loss) on investments                    3,804          682         1,432      (20,309)
   - Net change in unrealized appreciation or
        depreciation on investments                            64,169       13,729          (897)     117,045
                                                             --------     --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             68,389       28,176         1,119      106,139
Changes From Unit Transactions:
   - Contract purchases                                        49,757       27,351        21,379       26,411
   - Contract withdrawals                                     (26,937)     (12,930)       (2,321)     (30,346)
   - Contract transfers                                       (43,291)      12,547       (51,340)      10,761
                                                             --------     --------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (20,471)      26,968       (32,282)       6,826
                                                             --------     --------      --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        47,918       55,144       (31,163)     112,965
                                                             --------     --------      --------     --------
NET ASSETS AT DECEMBER 31, 2010                              $479,500     $235,819      $ 11,965     $531,041
                                                             ========     ========      ========     ========

                                                             DELAWARE    DELAWARE
                                                                VIP        VIP       DELAWARE     DELAWARE
                                                            SMALL CAP    SMID CAP      VIP          VIP       DELAWARE
                                                               VALUE      GROWTH      TREND     U.S. GROWTH  VIP VALUE
                                                             STANDARD    STANDARD    STANDARD     STANDARD    STANDARD
                                                               CLASS      CLASS       CLASS        CLASS       CLASS
                                                            SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                               $  582,703   $     --   $ 132,309    $  53,077    $ 98,476
Changes From Operations:
   - Net investment income (loss)                                1,137         --      (1,168)        (695)      2,978
   - Net realized gain (loss) on investments                   (13,898)        --      (5,238)        (257)    (21,134)
   - Net change in unrealized appreciation or
        depreciation on investments                            198,266         --      77,935       50,227      33,038
                                                            ----------   --------   ---------    ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             185,505         --      71,529       49,275      14,882
Changes From Unit Transactions:
   - Contract purchases                                         70,651         --      16,274       38,449      18,268
   - Contract withdrawals                                      (38,941)        --      (8,319)      (8,462)    (11,483)
   - Contract transfers                                         (9,788)        --      (3,124)     148,922     (49,440)
                                                            ----------   --------   ---------    ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 21,922         --       4,831      178,909     (42,655)
                                                            ----------   --------   ---------    ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        207,427         --      76,360      228,184     (27,773)
                                                            ----------   --------   ---------    ---------    --------
NET ASSETS AT DECEMBER 31, 2009                                790,130         --     208,669      281,261      70,703
Changes From Operations:
   - Net investment income (loss)                                 (991)      (407)     (1,192)      (1,024)      1,313
   - Net realized gain (loss) on investments                     5,325        669      27,461        5,820      (1,067)
   - Net change in unrealized appreciation or
        depreciation on investments                            240,318     29,669      11,435      (15,136)     10,555
                                                            ----------   --------   ---------    ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             244,652     29,931      37,704      (10,340)     10,801
Changes From Unit Transactions:
   - Contract purchases                                         39,073      9,399       4,216       26,906       6,702
   - Contract withdrawals                                      (49,300)    (2,506)    (14,600)      (9,846)     (4,290)
   - Contract transfers                                         16,818    212,565    (235,989)    (206,690)       (100)
                                                            ----------   --------   ---------    ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  6,591    219,458    (246,373)    (189,630)      2,312
                                                            ----------   --------   ---------    ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        251,243    249,389    (208,669)    (199,970)     13,113
                                                            ----------   --------   ---------    ---------    --------
NET ASSETS AT DECEMBER 31, 2010                             $1,041,373   $249,389   $      --    $  81,291    $ 83,816
                                                            ==========   ========   =========    =========    ========

                                                              DWS VIP
                                                            ALTERNATIVE
                                                               ASSET      DWS VIP     DWS VIP
                                                             ALLOCATION  EQUITY 500  SMALL CAP    FIDELITY VIP
                                                                PLUS       INDEX       INDEX       CONTRAFUND
                                                              CLASS A     CLASS A     CLASS A    SERVICE CLASS
                                                             SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                 $   --      $350,128    $120,697    $  553,682
Changes From Operations:
   - Net investment income (loss)                                 --         6,156       1,247         4,452
   - Net realized gain (loss) on investments                      --       (41,609)      1,364       (25,378)
   - Net change in unrealized appreciation or
        depreciation on investments                               --        97,526      29,046       228,104
                                                              ------      --------    --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                --        62,073      31,657       207,178
Changes From Unit Transactions:
   - Contract purchases                                           --        26,483      15,616        50,474
   - Contract withdrawals                                         --       (81,309)    (13,562)      (40,337)
   - Contract transfers                                           --       (14,871)      1,203        36,564
                                                              ------      --------    --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                   --       (69,697)      3,257        46,701
                                                              ------      --------    --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           --        (7,624)     34,914       253,879
                                                              ------      --------    --------    ----------
NET ASSETS AT DECEMBER 31, 2009                                   --       342,504     155,611       807,561
Changes From Operations:
   - Net investment income (loss)                                  9         3,877         341         4,837
   - Net realized gain (loss) on investments                      14        (1,466)     (3,495)      (24,776)
   - Net change in unrealized appreciation or
        depreciation on investments                              131        44,125      36,677       187,356
                                                              ------      --------    --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               154        46,536      33,523       167,417
Changes From Unit Transactions:
   - Contract purchases                                        2,000        29,946      15,245        95,782
   - Contract withdrawals                                       (298)      (29,684)    (14,209)      (49,242)
   - Contract transfers                                           (5)       (1,420)    (31,129)      104,518
                                                              ------      --------    --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                1,697        (1,158)    (30,093)      151,058
                                                              ------      --------    --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        1,851        45,378       3,430       318,475
                                                              ------      --------    --------    ----------
NET ASSETS AT DECEMBER 31, 2010                               $1,851      $387,882    $159,041    $1,126,036
                                                              ======      ========    ========    ==========

See accompanying notes.

                                                                                          FIDELITY VIP
                                                           FIDELITY VIP    FIDELITY VIP      GROWTH      FIDELITY VIP
                                                           EQUITY-INCOME      GROWTH     OPPORTUNITIES   HIGH INCOME
                                                           SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                $ 92,747        $ 7,312        $29,823       $110,639
Changes From Operations:
   - Net investment income (loss)                               1,561            (16)          (155)         9,169
   - Net realized gain (loss) on investments                   (3,361)          (144)          (473)        (2,797)
   - Net change in unrealized appreciation or
        depreciation on investments                            27,994          2,222         15,877         38,562
                                                             --------        -------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             26,194          2,062         15,249         44,934
Changes From Unit Transactions:
   - Contract purchases                                        10,440          1,510          6,553            215
   - Contract withdrawals                                      (6,173)          (684)        (1,701)       (12,419)
   - Contract transfers                                          (124)           496             --           (389)
                                                             --------        -------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 4,143          1,322          4,852        (12,593)
                                                             --------        -------        -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        30,337          3,384         20,101         32,341
                                                             --------        -------        -------       --------
NET ASSETS AT DECEMBER 31, 2009                               123,084         10,696         49,924        142,980
Changes From Operations:
   - Net investment income (loss)                               1,382            (43)          (389)         9,849
   - Net realized gain (loss) on investments                   (1,332)            72             14           (482)
   - Net change in unrealized appreciation or
        depreciation on investments                            17,445          2,406         12,183          8,237
                                                             --------        -------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             17,495          2,435         11,808         17,604
Changes From Unit Transactions:
   - Contract purchases                                        10,440          1,510          6,552          1,915
   - Contract withdrawals                                      (6,233)          (778)        (1,764)       (14,179)
   - Contract transfers                                         3,871             86             --           (302)
                                                             --------        -------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 8,078            818          4,788        (12,566)
                                                             --------        -------        -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        25,573          3,253         16,596          5,038
                                                             --------        -------        -------       --------
NET ASSETS AT DECEMBER 31, 2010                              $148,657        $13,949        $66,520       $148,018
                                                             ========        =======        =======       ========

                                                                                           FTVIPT         FTVIPT          FTVIPT
                                                                                          FRANKLIN       FRANKLIN         MUTUAL
                                                           FIDELITY VIP    FIDELITY VIP    INCOME      SMALL-MID CAP      SHARES
                                                              MID CAP        OVERSEAS    SECURITIES  GROWTH SECURITIES  SECURITIES
                                                           SERVICE CLASS  SERVICE CLASS    CLASS 1        CLASS 1        CLASS 1
                                                            SUBACCOUNT      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                $ 99,158       $ 93,347      $ 33,398       $ 36,405        $ 19,686
Changes From Operations:
   - Net investment income (loss)                                 249          1,424         3,275           (271)            504
   - Net realized gain (loss) on investments                   (1,070)          (876)       (6,759)        (2,306)         (4,471)
   - Net change in unrealized appreciation or
        depreciation on investments                            56,020         24,237        17,157         19,145          10,011
                                                             --------       --------      --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             55,199         24,785        13,673         16,568           6,044
Changes From Unit Transactions:
   - Contract purchases                                        92,509          6,672        51,373          8,211           8,486
   - Contract withdrawals                                     (11,881)        (3,617)       (6,762)        (5,188)         (1,579)
   - Contract transfers                                        21,413            696       (34,408)        (2,120)        (20,183)
                                                             --------       --------      --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               102,041          3,751        10,203            903         (13,276)
                                                             --------       --------      --------       --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       157,240         28,536        23,876         17,471          (7,232)
                                                             --------       --------      --------       --------        --------
NET ASSETS AT DECEMBER 31, 2009                               256,398        121,883        57,274         53,876          12,454
Changes From Operations:
   - Net investment income (loss)                                (855)           776         3,881           (334)            234
   - Net realized gain (loss) on investments                    2,311            (49)          146            350             (44)
   - Net change in unrealized appreciation or
        depreciation on investments                            66,954         15,280         3,304         15,258           1,682
                                                             --------       --------      --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             68,410         16,007         7,331         15,274           1,872
Changes From Unit Transactions:
   - Contract purchases                                        23,616          7,735        15,812         19,101           6,914
   - Contract withdrawals                                     (21,708)        (3,792)       (5,846)       (12,350)         (1,325)
   - Contract transfers                                        17,780            890           492         (6,820)          1,040
                                                             --------       --------      --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                19,688          4,833        10,458            (69)          6,629
                                                             --------       --------      --------       --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        88,098         20,840        17,789         15,205           8,501
                                                             --------       --------      --------       --------        --------
NET ASSETS AT DECEMBER 31, 2010                              $344,496       $142,723      $ 75,063       $ 69,081        $ 20,955
                                                             ========       ========      ========       ========        ========

                                                             FTVIPT       FTVIPT      FTVIPT      FTVIPT
                                                            TEMPLETON   TEMPLETON    TEMPLETON  TEMPLETON
                                                             FOREIGN   GLOBAL BOND    GROWTH      GROWTH
                                                           SECURITIES   SECURITIES  SECURITIES  SECURITIES
                                                             CLASS 2     CLASS 1      CLASS 1    CLASS 2
                                                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                               $ 81,245     $ 50,062     $27,100    $12,811
Changes From Operations:
   - Net investment income (loss)                              2,245        8,535         916        313
   - Net realized gain (loss) on investments                   2,697          289      (2,215)      (487)
   - Net change in unrealized appreciation or
        depreciation on investments                           24,169        3,512      10,408      3,783
                                                            --------     --------     -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            29,111       12,336       9,109      3,609
Changes From Unit Transactions:
   - Contract purchases                                          818       21,350       7,175        180
   - Contract withdrawals                                     (3,513)      (6,122)     (2,727)    (1,123)
   - Contract transfers                                          934       38,226        (727)       315
                                                            --------     --------     -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (1,761)      53,454       3,721       (628)
                                                            --------     --------     -------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       27,350       65,790      12,830      2,981
                                                            --------     --------     -------    -------
NET ASSETS AT DECEMBER 31, 2009                              108,595      115,852      39,930     15,792
Changes From Operations:
   - Net investment income (loss)                              1,126        1,308         455         54
   - Net realized gain (loss) on investments                    (249)       1,282        (390)      (991)
   - Net change in unrealized appreciation or
        depreciation on investments                            6,966       16,507       3,497      1,503
                                                            --------     --------     -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             7,843       19,097       3,562        566
Changes From Unit Transactions:
   - Contract purchases                                          818       27,860       9,193      1,920
   - Contract withdrawals                                     (3,782)      (9,091)     (2,979)    (5,058)
   - Contract transfers                                         (441)      23,496       1,048        384
                                                            --------     --------     -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (3,405)      42,265       7,262     (2,754)
                                                            --------     --------     -------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        4,438       61,362      10,824     (2,188)
                                                            --------     --------     -------    -------
NET ASSETS AT DECEMBER 31, 2010                             $113,033     $177,214     $50,754    $13,604
                                                            ========     ========     =======    =======

See accompanying notes.

                                                                                                        JANUS
                                                              INVESCO      INVESCO    INVESCO V.I.  ASPEN SERIES
                                                           V.I. CAPITAL   V.I. CORE  INTERNATIONAL    BALANCED
                                                           APPRECIATION    EQUITY       GROWTH      INSTITUTIONAL
                                                             SERIES I     SERIES I     SERIES I         CLASS
                                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                $268,728     $257,560     $ 76,440       $219,172
Changes From Operations:
   - Net investment income (loss)                                (440)       2,936          683          4,841
   - Net realized gain (loss) on investments                  (13,807)      (6,721)          (9)         7,255
   - Net change in unrealized appreciation or
        depreciation on investments                            69,897       73,366       26,173         39,016
                                                             --------     --------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             55,650       69,581       26,847         51,112
Changes From Unit Transactions:
   - Contract purchases                                        17,953       13,763       10,444         11,987
   - Contract withdrawals                                     (20,784)     (27,974)      (7,671)        (9,265)
   - Contract transfers                                        (4,248)         830       (1,093)       (35,209)
                                                             --------     --------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (7,079)     (13,381)       1,680        (32,487)
                                                             --------     --------     --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        48,571       56,200       28,527         18,625
                                                             --------     --------     --------       --------
NET ASSETS AT DECEMBER 31, 2009                               317,299      313,760      104,967        237,797
Changes From Operations:
   - Net investment income (loss)                                (127)         524        1,678          5,133
   - Net realized gain (loss) on investments                   (5,812)      (1,489)       1,316            573
   - Net change in unrealized appreciation or
        depreciation on investments                            51,477       26,599        9,851         12,749
                                                             --------     --------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             45,538       25,634       12,845         18,455
Changes From Unit Transactions:
   - Contract purchases                                        11,789       13,238        7,185          7,459
   - Contract withdrawals                                     (23,380)     (32,394)      (7,835)        (7,431)
   - Contract transfers                                         2,711          646          926          5,525
                                                             --------     --------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (8,880)     (18,510)         276          5,553
                                                             --------     --------     --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        36,658        7,124       13,121         24,008
                                                             --------     --------     --------       --------
NET ASSETS AT DECEMBER 31, 2010                              $353,957     $320,884     $118,088       $261,805
                                                             ========     ========     ========       ========

                                                                                                            JANUS
                                                               JANUS          JANUS       JANUS ASPEN   ASPEN SERIES       JANUS
                                                           ASPEN SERIES   ASPEN SERIES   SERIES GLOBAL    WORLDWIDE    ASPEN SERIES
                                                             BALANCED      ENTERPRISE     TECHNOLOGY    INSTITUTIONAL    WORLDWIDE
                                                           SERVICE CLASS  SERVICE CLASS  SERVICE CLASS      CLASS      SERVICE CLASS
                                                             SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                $  3,773       $ 31,959        $ 7,671       $109,832        $16,291
Changes From Operations:
   - Net investment income (loss)                                 201           (253)           (87)           817             90
   - Net realized gain (loss) on investments                      152         (2,054)           (26)        (7,020)          (250)
   - Net change in unrealized appreciation or
        depreciation on investments                             1,432         13,659          4,985         47,422          6,091
                                                             --------       --------        -------       --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              1,785         11,352          4,872         41,219          5,931
Changes From Unit Transactions:
   - Contract purchases                                           272            500          1,043         12,479            830
   - Contract withdrawals                                        (409)       (10,746)          (604)        (8,202)          (697)
   - Contract transfers                                        12,795            269            595        (15,879)            --
                                                             --------       --------        -------       --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                12,658         (9,977)         1,034        (11,602)           133
                                                             --------       --------        -------       --------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        14,443          1,375          5,906         29,617          6,064
                                                             --------       --------        -------       --------        -------
NET ASSETS AT DECEMBER 31, 2009                                18,216         33,334         13,577        139,449         22,355
Changes From Operations:
   - Net investment income (loss)                                 229           (239)          (111)          (253)           (72)
   - Net realized gain (loss) on investments                      261          1,352            253           (402)           (32)
   - Net change in unrealized appreciation or
        depreciation on investments                              (609)         5,171          2,898         22,114          3,373
                                                             --------       --------        -------       --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               (119)         6,284          3,040         21,459          3,269
Changes From Unit Transactions:
   - Contract purchases                                           270            500          1,043          5,827            830
   - Contract withdrawals                                        (520)       (11,383)          (621)        (6,239)          (724)
   - Contract transfers                                       (12,830)           (18)          (890)         2,266             --
                                                             --------       --------        -------       --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (13,080)       (10,901)          (468)         1,854            106
                                                             --------       --------        -------       --------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (13,199)        (4,617)         2,572         23,313          3,375
                                                             --------       --------        -------       --------        -------
NET ASSETS AT DECEMBER 31, 2010                              $  5,017       $ 28,717        $16,149       $162,762        $25,730
                                                             ========       ========        =======       ========        =======

                                                                                               LVIP            LVIP
                                                                LVIP            LVIP         BLACKROCK    COHEN & STEERS
                                                            BARON GROWTH    BARON GROWTH     INFLATION        GLOBAL
                                                           OPPORTUNITIES   OPPORTUNITIES  PROTECTED BOND    REAL ESTATE
                                                           STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  STANDARD CLASS
                                                             SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                 $    --        $147,717          $ --          $ 5,116
Changes From Operations:
   - Net investment income (loss)                                  --          (1,266)           --              (32)
   - Net realized gain (loss) on investments                       --          (5,180)           --              697
   - Net change in unrealized appreciation or
        depreciation on investments                                --          59,322            --            3,094
                                                              -------        --------          ----          -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 --          52,876            --            3,759
Changes From Unit Transactions:
   - Contract purchases                                            --           2,300            --            2,861
   - Contract withdrawals                                          --         (13,958)           --             (459)
   - Contract transfers                                            --            (296)           --           (8,041)
                                                              -------        --------          ----          -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    --         (11,954)           --           (5,639)
                                                              -------        --------          ----          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            --          40,922            --           (1,880)
                                                              -------        --------          ----          -------
NET ASSETS AT DECEMBER 31, 2009                                    --         188,639            --            3,236
Changes From Operations:
   - Net investment income (loss)                                (154)         (1,485)            5             (176)
   - Net realized gain (loss) on investments                      572               7            --              323
   - Net change in unrealized appreciation or
        depreciation on investments                            16,787          46,008           (21)          10,741
                                                              -------        --------          ----          -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             17,205          44,530           (16)          10,888
Changes From Unit Transactions:
   - Contract purchases                                           402           1,800            --           11,069
   - Contract withdrawals                                        (660)        (21,086)           (6)          (2,252)
   - Contract transfers                                        82,338            (191)          480           38,363
                                                              -------        --------          ----          -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                82,080         (19,477)          474           47,180
                                                              -------        --------          ----          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        99,285          25,053           458           58,068
                                                              -------        --------          ----          -------
NET ASSETS AT DECEMBER 31, 2010                               $99,285        $213,692          $458          $61,304
                                                              =======        ========          ====          =======

See accompanying notes.

                                                                                    LVIP
                                                           LVIP                   DELAWARE      LVIP        LVIP
                                                         COLUMBIA       LVIP     FOUNDATION   DELAWARE    DELAWARE
                                                          VALUE       DELAWARE   AGGRESSIVE  GROWTH AND    SOCIAL
                                                      OPPORTUNITIES     BOND     ALLOCATION    INCOME     AWARENESS
                                                         STANDARD     STANDARD    STANDARD    STANDARD    STANDARD
                                                           CLASS        CLASS       CLASS       CLASS       CLASS
                                                        SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $ 24,263      $693,143    $ 20,774     $39,706     $ 9,211
Changes From Operations:
   - Net investment income (loss)                            (73)       24,202          (2)        291          (6)
   - Net realized gain (loss) on investments             (17,060)       (2,324)     (5,039)     (1,729)        486
   - Net change in unrealized appreciation or
        depreciation on investments                       18,293        92,022      10,280      11,840       2,568
                                                        --------      --------    --------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         1,160       113,900       5,239      10,402       3,048
Changes From Unit Transactions:
   - Contract purchases                                       --        61,276       4,827       4,000       1,390
   - Contract withdrawals                                 (1,293)      (91,209)     (2,315)     (2,360)       (726)
   - Contract transfers                                  (24,130)      (43,537)    (21,282)         16         230
                                                        --------      --------    --------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (25,423)      (73,470)    (18,770)      1,656         894
                                                        --------      --------    --------     -------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (24,263)       40,430     (13,531)     12,058       3,942
                                                        --------      --------    --------     -------     -------
NET ASSETS AT DECEMBER 31, 2009                               --       733,573       7,243      51,764      13,153
Changes From Operations:
   - Net investment income (loss)                            (53)       22,117         (19)        276         (23)
   - Net realized gain (loss) on investments                 223        20,035        (791)       (800)         20
   - Net change in unrealized appreciation or
        depreciation on investments                       10,218        15,449         562       7,239       1,533
                                                        --------      --------    --------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        10,388        57,601        (248)      6,715       1,530
Changes From Unit Transactions:
   - Contract purchases                                      200        76,112         631       4,000       3,391
   - Contract withdrawals                                   (412)      (45,587)     (7,626)     (2,502)     (1,083)
   - Contract transfers                                   53,080        21,979          --         166         119
                                                        --------      --------    --------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      52,868        52,504      (6,995)      1,664       2,427
                                                        --------      --------    --------     -------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   63,256       110,105      (7,243)      8,379       3,957
                                                        --------      --------    --------     -------     -------
NET ASSETS AT DECEMBER 31, 2010                         $ 63,256      $843,678    $     --     $60,143     $17,110
                                                        ========      ========    ========     =======     =======

                                                           LVIP
                                                         DELAWARE     LVIP JANUS      LVIP MFS
                                                         SPECIAL        CAPITAL    INTERNATIONAL     LVIP
                                                      OPPORTUNITIES  APPRECIATION      GROWTH      MFS VALUE
                                                         STANDARD      STANDARD       STANDARD     STANDARD
                                                           CLASS         CLASS         CLASS        CLASS
                                                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                             $   --       $45,643         $1,208      $ 102,502
Changes From Operations:
   - Net investment income (loss)                             --            48             17           (236)
   - Net realized gain (loss) on investments                  --          (819)          (110)       (19,627)
   - Net change in unrealized appreciation or
        depreciation on investments                           --        17,920          1,363         31,061
                                                          ------       -------         ------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            --        17,149          1,270         11,198
Changes From Unit Transactions:
   - Contract purchases                                       --         1,219          2,707          2,265
   - Contract withdrawals                                     --        (4,974)          (439)        (4,942)
   - Contract transfers                                       --         1,405             --        (93,163)
                                                          ------       -------         ------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          --        (2,350)         2,268        (95,840)
                                                          ------       -------         ------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       --        14,799          3,538        (84,642)
                                                          ------       -------         ------      ---------
NET ASSETS AT DECEMBER 31, 2009                               --        60,442          4,746         17,860
Changes From Operations:
   - Net investment income (loss)                             47           (14)            17            260
   - Net realized gain (loss) on investments                   5             3              8            (33)
   - Net change in unrealized appreciation or
        depreciation on investments                        1,245         6,246            839          3,316
                                                          ------       -------         ------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         1,297         6,235            864          3,543
Changes From Unit Transactions:
   - Contract purchases                                      400           343          2,707         11,469
   - Contract withdrawals                                    (72)       (1,717)          (424)        (2,036)
   - Contract transfers                                    7,704           919             --          3,849
                                                          ------       -------         ------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       8,032          (455)         2,283         13,282
                                                          ------       -------         ------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    9,329         5,780          3,147         16,825
                                                          ------       -------         ------      ---------
NET ASSETS AT DECEMBER 31, 2010                           $9,329       $66,222         $7,893      $  34,685
                                                          ======       =======         ======      =========

                                                                          LVIP
                                                                        MONDRIAN
                                                          LVIP       INTERNATIONAL  LVIP MONEY   LVIP SSGA
                                                      MID-CAP VALUE      VALUE        MARKET    BOND INDEX
                                                         STANDARD       STANDARD     STANDARD    STANDARD
                                                          CLASS          CLASS         CLASS      CLASS
                                                        SUBACCOUNT     SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                             $  333       $247,913      $ 338,242   $     --
Changes From Operations:
   - Net investment income (loss)                              1          6,505         (1,753)     1,145
   - Net realized gain (loss) on investments                  (9)        (4,986)             6         13
   - Net change in unrealized appreciation or
        depreciation on investments                          367         48,032             --        158
                                                          ------       --------      ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           359         49,551         (1,747)     1,316
Changes From Unit Transactions:
   - Contract purchases                                      600         20,480         39,170      3,530
   - Contract withdrawals                                   (134)       (24,783)       (26,793)      (944)
   - Contract transfers                                      (82)         1,921        144,553     80,632
                                                          ------       --------      ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         384         (2,382)       156,930     83,218
                                                          ------       --------      ---------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      743         47,169        155,183     84,534
                                                          ------       --------      ---------   --------
NET ASSETS AT DECEMBER 31, 2009                            1,076        295,082        493,425     84,534
Changes From Operations:
   - Net investment income (loss)                             (3)         8,026         (3,390)     1,522
   - Net realized gain (loss) on investments                  36         (2,729)             2        258
   - Net change in unrealized appreciation or
        depreciation on investments                          312            767             --      2,968
                                                          ------       --------      ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           345          6,064         (3,388)     4,748
Changes From Unit Transactions:
   - Contract purchases                                      600         26,271        583,700     20,741
   - Contract withdrawals                                   (135)       (15,117)       (68,998)    (3,059)
   - Contract transfers                                      (68)        17,144       (177,802)     6,068
                                                          ------       --------      ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         397         28,298        336,900     23,750
                                                          ------       --------      ---------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      742         34,362        333,512     28,498
                                                          ------       --------      ---------   --------
NET ASSETS AT DECEMBER 31, 2010                           $1,818       $329,444      $ 826,937   $113,032
                                                          ======       ========      =========   ========

See accompanying notes.

                                                                                       LVIP SSGA
                                                           LVIP SSGA      LVIP SSGA     GLOBAL      LVIP SSGA
                                                           DEVELOPED        EMERGING    TACTICAL   INTERNATIONAL    LVIP SSGA
                                                      INTERNATIONAL 150  MARKETS 100  ALLOCATION      INDEX      LARGE CAP 100
                                                           STANDARD        STANDARD    STANDARD      STANDARD       STANDARD
                                                            CLASS           CLASS       CLASS         CLASS          CLASS
                                                          SUBACCOUNT      SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                               $    --        $    --      $22,709      $    --        $    --
Changes From Operations:
   - Net investment income (loss)                               107             76        1,491          364            222
   - Net realized gain (loss) on investments                      4             67          528           42            132
   - Net change in unrealized appreciation or
        depreciation on investments                             451          1,136        4,651        5,153          2,443
                                                            -------        -------      -------      -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              562          1,279        6,670        5,559          2,797
Changes From Unit Transactions:
   - Contract purchases                                         617            530          500          617          1,412
   - Contract withdrawals                                      (127)          (111)      (1,815)        (313)          (296)
   - Contract transfers                                       8,881          6,952          315       27,495         18,673
                                                            -------        -------      -------      -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          9,371          7,371       (1,000)      27,799         19,789
                                                            -------        -------      -------      -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       9,933          8,650        5,670       33,358         22,586
                                                            -------        -------      -------      -------        -------
NET ASSETS AT DECEMBER 31, 2009                               9,933          8,650       28,379       33,358         22,586
Changes From Operations:
   - Net investment income (loss)                                84            355           91          300            566
   - Net realized gain (loss) on investments                     45            537         (461)         139            422
   - Net change in unrealized appreciation or
        depreciation on investments                             716         10,934        2,716        1,970          8,772
                                                            -------        -------      -------      -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              845         11,826        2,346        2,409          9,760
Changes From Unit Transactions:
   - Contract purchases                                       1,239          4,994        4,044        1,239          6,226
   - Contract withdrawals                                      (328)        (1,384)      (2,314)        (640)        (1,744)
   - Contract transfers                                         481         27,421          253        1,036         32,448
                                                            -------        -------      -------      -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          1,392         31,031        1,983        1,635         36,930
                                                            -------        -------      -------      -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       2,237         42,857        4,329        4,044         46,690
                                                            -------        -------      -------      -------        -------
NET ASSETS AT DECEMBER 31, 2010                             $12,170        $51,507      $32,708      $37,402        $69,276
                                                            =======        =======      =======      =======        =======

                                                                      LVIP SSGA   LVIP SSGA      LVIP
                                                        LVIP SSGA     SMALL-CAP   SMALL-MID  T. ROWE PRICE
                                                      S&P 500 INDEX    INDEX      CAP 200     GROWTH STOCK
                                                         STANDARD     STANDARD    STANDARD      STANDARD
                                                          CLASS         CLASS       CLASS        CLASS
                                                        SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $179,882       $14,346    $    --        $   --
Changes From Operations:
   - Net investment income (loss)                          2,034           104         66            --
   - Net realized gain (loss) on investments             (53,582)         (413)        19            --
   - Net change in unrealized appreciation or
        depreciation on investments                       95,071         7,912        642            --
                                                        --------       -------    -------        ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        43,523         7,603        727            --
Changes From Unit Transactions:
   - Contract purchases                                   96,756        10,870        353            --
   - Contract withdrawals                                (17,152)       (1,810)       (73)           --
   - Contract transfers                                  (32,500)       10,483      4,621            --
                                                        --------       -------    -------        ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      47,104        19,543      4,901            --
                                                        --------       -------    -------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   90,627        27,146      5,628            --
                                                        --------       -------    -------        ------
NET ASSETS AT DECEMBER 31, 2009                          270,509        41,492      5,628            --
Changes From Operations:
   - Net investment income (loss)                          1,618            18        134            (8)
   - Net realized gain (loss) on investments               1,668           487        275            (1)
   - Net change in unrealized appreciation or
        depreciation on investments                       35,219        12,511      1,924           265
                                                        --------       -------    -------        ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        38,505        13,016      2,333           256
Changes From Unit Transactions:
   - Contract purchases                                   15,169        13,791      3,773         2,001
   - Contract withdrawals                                (14,815)       (2,327)      (505)         (303)
   - Contract transfers                                   (2,943)       (2,440)      (845)           43
                                                        --------       -------    -------        ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (2,589)        9,024      2,423         1,741
                                                        --------       -------    -------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   35,916        22,040      4,756         1,997
                                                        --------       -------    -------        ------
NET ASSETS AT DECEMBER 31, 2010                         $306,425       $63,532    $10,384        $1,997
                                                        ========       =======    =======        ======
                                                          LVIP
                                                      T. ROWE PRICE
                                                        STRUCTURED   LVIP TURNER        LVIP            LVIP
                                                          MID-CAP       MID-CAP     WELLS FARGO    WILSHIRE 2030
                                                          GROWTH        GROWTH    INTRINSIC VALUE     PROFILE
                                                         STANDARD      STANDARD       STANDARD       STANDARD
                                                          CLASS         CLASS          CLASS           CLASS
                                                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                            $23,182       $ 4,699       $ 6,162        $216,249
Changes From Operations:
   - Net investment income (loss)                           (110)          (39)            4           2,629
   - Net realized gain (loss) on investments                (715)         (149)       (1,006)          1,043
   - Net change in unrealized appreciation or
        depreciation on investments                       11,555         2,969         2,299          53,875
                                                         -------       -------       -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        10,730         2,781         1,297          57,547
Changes From Unit Transactions:
   - Contract purchases                                    6,841         1,239            10              --
   - Contract withdrawals                                 (2,337)         (328)       (2,777)         (6,811)
   - Contract transfers                                    1,559           588          (400)             --
                                                         -------       -------       -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       6,063         1,499        (3,167)         (6,811)
                                                         -------       -------       -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   16,793         4,280        (1,870)         50,736
                                                         -------       -------       -------        --------
NET ASSETS AT DECEMBER 31, 2009                           39,975         8,979         4,292         266,985
Changes From Operations:
   - Net investment income (loss)                           (211)         (163)           62             645
   - Net realized gain (loss) on investments                 974            19           (72)            (40)
   - Net change in unrealized appreciation or
        depreciation on investments                        9,949        11,752         1,362          30,482
                                                         -------       -------       -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        10,712        11,608         1,352          31,087
Changes From Unit Transactions:
   - Contract purchases                                    6,841         5,205           700              --
   - Contract withdrawals                                 (2,519)       (1,433)         (470)         (6,846)
   - Contract transfers                                   (3,006)       27,731         5,930              --
                                                         -------       -------       -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       1,316        31,503         6,160          (6,846)
                                                         -------       -------       -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   12,028        43,111         7,512          24,241
                                                         -------       -------       -------        --------
NET ASSETS AT DECEMBER 31, 2010                          $52,003       $52,090       $11,804        $291,226
                                                         =======       =======       =======        ========

See accompanying notes.

                                                                                                LVIP
                                                                LVIP            LVIP          WILSHIRE
                                                              WILSHIRE        WILSHIRE       MODERATELY
                                                            CONSERVATIVE      MODERATE       AGGRESSIVE
                                                               PROFILE        PROFILE         PROFILE       M CAPITAL
                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  APPRECIATION
                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                 $ 74,636        $139,960       $ 245,108       $ 5,628
Changes From Operations:
   - Net investment income (loss)                                4,025           5,054           5,224           (34)
   - Net realized gain (loss) on investments                      (235)         (2,500)          1,926          (367)
   - Net change in unrealized appreciation or
        depreciation on investments                             17,713          37,789          21,341         2,869
                                                              --------        --------       ---------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              21,503          40,343          28,491         2,468
Changes From Unit Transactions:
   - Contract purchases                                         21,807          31,167          40,565            --
   - Contract withdrawals                                       (6,117)         (6,824)       (192,584)         (219)
   - Contract transfers                                         21,541         (51,166)         43,327          (442)
                                                              --------        --------       ---------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                            37,231         (26,823)       (108,692)         (661)
                                                              --------        --------       ---------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         58,734          13,520         (80,201)        1,807
                                                              --------        --------       ---------       -------
NET ASSETS AT DECEMBER 31, 2009                                133,370         153,480         164,907         7,435
Changes From Operations:
   - Net investment income (loss)                                2,408           5,720           2,354           (20)
   - Net realized gain (loss) on investments                       942              98              98          (972)
   - Net change in unrealized appreciation or
        depreciation on investments                              4,218          14,253           7,664           937
                                                              --------        --------       ---------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               7,568          20,071          10,116           (55)
Changes From Unit Transactions:
   - Contract purchases                                         12,233           5,041          29,573           888
   - Contract withdrawals                                       (5,399)         (5,390)        (10,908)       (8,268)
   - Contract transfers                                        (53,689)        141,021         (68,096)           --
                                                              --------        --------       ---------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (46,855)        140,672         (49,431)       (7,380)
                                                              --------        --------       ---------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (39,287)        160,743         (39,315)       (7,435)
                                                              --------        --------       ---------       -------
NET ASSETS AT DECEMBER 31, 2010                               $ 94,083        $314,223       $ 125,592       $    --
                                                              ========        ========       =========       =======



                                                                                                                           NB AMT
                                                                               MFS VIT        MFS VIT        MFS VIT      MID-CAP
                                                           M INTERNATIONAL      GROWTH     TOTAL RETURN     UTILITIES      GROWTH
                                                               EQUITY       INITIAL CLASS  INITIAL CLASS  INITIAL CLASS   I CLASS
                                                              SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                $20,427          $100,837       $163,875        $414,389     $436,358
Changes From Operations:
   - Net investment income (loss)                                400              (551)         4,885          19,012       (3,599)
   - Net realized gain (loss) on investments                    (837)           (1,430)        (6,358)         (9,117)      (4,638)
   - Net change in unrealized appreciation or
        depreciation on investments                            5,282            39,584         29,156         154,097      137,071
                                                             -------          --------       --------        --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             4,845            37,603         27,683         163,992      128,834
Changes From Unit Transactions:
   - Contract purchases                                           --             7,473         47,970         134,238       22,263
   - Contract withdrawals                                       (978)           (5,177)       (18,674)        (37,247)     (33,941)
   - Contract transfers                                           --            (3,103)       (17,892)         35,310      (25,876)
                                                             -------          --------       --------        --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                            (978)             (807)        11,404         132,301      (37,554)
                                                             -------          --------       --------        --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        3,867            36,796         39,087         296,293       91,280
                                                             -------          --------       --------        --------     --------
NET ASSETS AT DECEMBER 31, 2009                               24,294           137,633        202,962         710,682      527,638
Changes From Operations:
   - Net investment income (loss)                                629              (968)         4,079          18,013       (4,296)
   - Net realized gain (loss) on investments                    (598)              316           (194)         (2,602)       9,697
   - Net change in unrealized appreciation or
        depreciation on investments                              870            20,883         21,776          85,073      135,043
                                                             -------          --------       --------        --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               901            20,231         25,661         100,484      140,444
Changes From Unit Transactions:
   - Contract purchases                                           --             8,331         56,493          54,671       25,763
   - Contract withdrawals                                       (932)           (5,112)       (18,280)        (32,211)     (30,434)
   - Contract transfers                                           --             2,231         44,899          34,696      (30,083)
                                                             -------          --------       --------        --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 (932)            5,450         83,112          57,156      (34,754)
                                                             -------          --------       --------        --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (31)           25,681        108,773         157,640      105,690
                                                             -------          --------       --------        --------     --------
NET ASSETS AT DECEMBER 31, 2010                              $24,263          $163,314       $311,735        $868,322     $633,328
                                                             =======          ========       ========        ========     ========

                                                                                      PIMCO VIT
                                                                                       COMMODITY     PUTNAM VT
                                                              NB AMT      NB AMT      REAL RETURN      GLOBAL
                                                             PARTNERS    REGENCY    ADMINISTRATIVE  HEALTH CARE
                                                              I CLASS    I CLASS         CLASS        CLASS IB
                                                            SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                $45,249     $ 32,121      $     --       $2,121
Changes From Operations:
   - Net investment income (loss)                                987          400         1,394          (17)
   - Net realized gain (loss) on investments                   2,559       (3,615)        2,867          166
   - Net change in unrealized appreciation or
        depreciation on investments                           20,251       16,933           748          335
                                                             -------     --------      --------       ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            23,797       13,718         5,009          484
Changes From Unit Transactions:
   - Contract purchases                                           --        2,139         6,308           --
   - Contract withdrawals                                     (3,710)     (10,057)       (1,129)        (262)
   - Contract transfers                                         (113)      (2,178)       28,630           74
                                                             -------     --------      --------       ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          (3,823)     (10,096)       33,809         (188)
                                                             -------     --------      --------       ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       19,974        3,622        38,818          296
                                                             -------     --------      --------       ------
NET ASSETS AT DECEMBER 31, 2009                               65,223       35,743        38,818        2,417
Changes From Operations:
   - Net investment income (loss)                                (79)          40        10,965           26
   - Net realized gain (loss) on investments                  (2,216)        (175)        2,416           (7)
   - Net change in unrealized appreciation or
        depreciation on investments                           11,760        8,691        17,113           33
                                                             -------     --------      --------       ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             9,465        8,556        30,494           52
Changes From Unit Transactions:
   - Contract purchases                                        9,815        2,330        19,485           --
   - Contract withdrawals                                     (4,809)      (2,808)       (5,259)        (288)
   - Contract transfers                                          222       (3,644)       56,806          288
                                                             -------     --------      --------       ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                5,228       (4,122)       71,032           --
                                                             -------     --------      --------       ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       14,693        4,434       101,526           52
                                                             -------     --------      --------       ------
NET ASSETS AT DECEMBER 31, 2010                              $79,916    $  40,177      $140,344       $2,469
                                                             =======    =========      ========       ======

See accompanying notes.

                                                                            PUTNAM VT
                                                                            GROWTH &
                                                                             INCOME
                                                                            CLASS IB
                                                                           SUBACCOUNT
-------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                               $  9,336
Changes From Operations:
   - Net investment income (loss)                                                186
   - Net realized gain (loss) on investments                                    (223)
   - Net change in unrealized appreciation or depreciation on investments      2,679
                                                                            --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                2,642
Changes From Unit Transactions:
   - Contract purchases                                                           --
   - Contract withdrawals                                                       (218)
   - Contract transfers                                                           --
                                                                            --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          (218)
                                                                            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        2,424
                                                                            --------
NET ASSETS AT DECEMBER 31, 2009                                               11,760
Changes From Operations:
   - Net investment income (loss)                                                 86
   - Net realized gain (loss) on investments                                    (148)
   - Net change in unrealized appreciation or depreciation on investments      1,618
                                                                            --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                1,556
Changes From Unit Transactions:
   - Contract purchases                                                           --
   - Contract withdrawals                                                       (252)
   - Contract transfers                                                           --
                                                                            --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          (252)
                                                                            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,304
                                                                            --------
NET ASSETS AT DECEMBER 31, 2010                                             $ 13,064
                                                                            ========

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010

1.   ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: LLANY Separate Account R for Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 1, 1999, are part of the operations of the Company. The Variable Account consists of seven products as follows:

     -    Lincoln SVUL
     -    Lincoln SVUL-II
     -    Lincoln SVUL-III
     -    Lincoln SVUL-IV
     -    Lincoln SVUL(ONE)
     -    Lincoln SVUL(ONE) 2007
     -    Lincoln PreservationEdge SVUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eight mutual funds (the Funds) of sixteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Portfolio
   ABVPSF Growth and Income Class A Portfolio
   ABVPSF International Value Class A Portfolio
   ABVPSF Large Cap Growth Class A Portfolio
   ABVPSF Small/Mid Cap Value Class A Portfolio

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Portfolio

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP Emerging Markets Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP U.S. Growth Standard Class Series
   Delaware VIP Value Standard Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Small Cap Index Class A Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Equity-Income Service Class Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Growth Opportunities Service Class Portfolio
   Fidelity VIP High Income Service Class Portfolio
   Fidelity VIP Mid Cap Service Class Portfolio
   Fidelity VIP Overseas Service Class Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
   FTVIPT Mutual Shares Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
   Invesco V.I. Capital Appreciation Series I Fund
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. International Growth Series I Fund

Janus Aspen Series:
   Janus Aspen Series Balanced Institutional Class Portfolio
   Janus Aspen Series Balanced Service Class Portfolio
   Janus Aspen Series Enterprise Service Class Portfolio

   Janus Aspen Series Global Technology Service Class Portfolio
   Janus Aspen Series Worldwide Institutional Class Portfolio
   Janus Aspen Series Worldwide Service Class Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Standard Class Fund
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP Capital Growth Standard Class Fund**
   LVIP Cohen & Steers Global Real Estate Standard Class Fund
   LVIP Columbia Value Opportunities Standard Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund**
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund**
   LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund
   LVIP Global Income Standard Class Fund**
   LVIP Janus Capital Appreciation Standard Class Fund
   LVIP JPMorgan High Yield Standard Class Fund**
   LVIP MFS International Growth Standard Class Fund
   LVIP MFS Value Standard Class Fund
   LVIP Mid-Cap Value Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Money Market Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund**
   LVIP SSgA Conservative Structured Allocation Standard Class Fund**
   LVIP SSgA Developed International 150 Standard Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Global Tactical Allocation Standard Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund**
   LVIP SSgA Moderate Structured Allocation Standard Class Fund**
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP Templeton Growth Standard Class Fund**
   LVIP Turner Mid-Cap Growth Standard Class Fund
   LVIP Wells Fargo Intrinsic Value Standard Class Fund
   LVIP Wilshire 2010 Profile Standard Class Fund**
   LVIP Wilshire 2020 Profile Standard Class Fund**
   LVIP Wilshire 2030 Profile Standard Class Fund
   LVIP Wilshire 2040 Profile Standard Class Fund**
   LVIP Wilshire Conservative Profile Standard Class Fund
   LVIP Wilshire Moderate Profile Standard Class Fund
   LVIP Wilshire Moderately Aggressive Profile Standard Class Fund

M Fund, Inc. (M):
   M International Equity Fund
   M Business Opportunity Value Fund**
   M Capital Appreciation Fund**
   M Large Cap Growth Fund**

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Initial Class Series**
   MFS VIT Growth Initial Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Utilities Initial Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth I Class Portfolio
   NB AMT Partners I Class Portfolio
   NB AMT Regency I Class Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Administrative Class Fund

Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*    Denotes an affiliate of the Company
**   Available funds with no money invested at December 31, 2010.

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on De-cember 31, 2010. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2009, the BlackRock Global Allocation V.I. Fund, the DWS VIP Alternative Assets Allocation Plus Class A Fund, the LVIP Global Income Fund and the PIMCO VIT Commodity Real Return Administrative Class Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009.

Also during 2009, the ABVPSF Global Technology Class A Fund changed its name to the ABVPSF Global Thematic Growth Class A Fund, the Delaware VIP Capital Reserves Standard Class Series changed its name to the Delaware VIP Limited-Term Diversified Income Standard Class Series, the FTVIPT Templeton Global Income Securities Class 1 Fund changed its name to the FTVIPT Templeton Global Bond Securities Class 1 Fund, the Janus Aspen Series Mid Cap Growth Service Shares Portfolio changed its name to the Janus Aspen Series Enterprise Service Shares Portfolio, the Janus Aspen Series Worldwide Growth Portfolio changed its name to the Janus Aspen Series Worldwide Portfolio, the Janus Aspen Series Worldwide Growth Service Shares Portfolio changed its name to the Janus Aspen Series Worldwide Service Shares Portfolio, the LVIP FI Equity-Income Fund changed its name to the LVIP Wells Fargo Intrinsic Value Fund, the M Fund Turner Core Growth Fund changed its name to the M Fund M Large Cap Growth Fund and the Putnam VT Health Sciences Class IB Fund changed its name to the Putnam VT Global Health Care Class IB Fund.

During 2009, the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund.

During 2010, the LVIP BlackRock Inflation Protected Bond Standard Class Fund, the LVIP Delaware Diversified Floating Rate Standard Class Fund, the LVIP JPMorgan High Yield Standard Class Fund, the LVIP SSgA

Conservative Index Allocation Standard Class Fund, the LVIP SSgA Conservative Structured Allocation Standard Class Fund, the LVIP SSgA Moderate Index Allocation Standard Class Fund, the LVIP SSgA Moderate Structured Allocation Standard Class Fund, the LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund and the LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund became available as investment options for account contract owners. Accordingly, the 2010 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2010.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the In-vesco Variable Insurance Funds, Inc. (Invesco V.I.)

Also during 2010, the LVIP Marsico International Growth Standard Class Fund changed its name to the LVIP MFS International Growth Standard Class Fund, the LVIP Wilshire Aggressive Portfolio Standard Class Fund changed its name to the LVIP SSgA Global Tactical Allocation Standard Class Fund, the M Fund Brandes International Equity Fund changed its name to the M International Equity Fund, the M Fund Business Opportunity Value Fund changed its name to the M Business Opportunity Value Fund, the M Fund Frontier Capital Appreciation Fund changed its name to the M Capital Appreciation Fund and the M Fund M Large Cap Growth Fund changed its name to the M Large Cap Growth Fund.

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series.

2.   MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the seven policy types within the Variable Account:

-    Lincoln SVUL - annual rate of .80%

-    Lincoln SVUL-II - annual rate of .80%

- Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter

- Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

- Lincoln SVUL(ONE) - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter

- Lincoln SVUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter

- Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load of 7% in policy years 1-20 and 4% in policy years 21 and beyond for Lincoln SVULONE and Lincoln SVULONE 2007, 3.5% for Lincoln PreservationEdge SVUL and 8% during the first year, 5% thereafter (4% thereafter for Lincoln SVUL
IV) for all other products of each premium payment to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. The premium loads for the years ended December 31, 2010 and 2009, amounted to $113,422 and $103,434, respectively.

The Company charges a monthly administrative fee of $10 in all policy years. In addition, there is a monthly expense charge for the first ten years from issue date or increase in specified amount ranging from $0.01 to $1.42 per $1,000 of specified amount. These administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2010 and 2009, amounted to $549,040 and $504,294, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2010 and 2009, amounted to $242,537 and $213,046, respectively.

Under certain circumstances, the Company reserves the right to apply a transfer fee of $25 for each transfer request in excess of 24 made during the year between variable subaccounts. For the years ended December 31, 2010 and 2009, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVULONE, Lincoln SVULONE 2007 and Lincoln PreservationEdge SVUL products. For all other products, a 2% charge on the amount withdrawn is imposed, not to exceed $25 per partial surrender. For the years ended December 31, 2010 and 2009, $12,941 and $16,530 of full surrender charges and partial surrender administrative charges were deducted from the variable subaccounts.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2010, follows:

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2010                 0.10%    0.80%    $13.78    $18.39       9,640     $  133,384     17.99%     18.22%       2.18%
            2009                 0.60%    0.80%     11.68     15.59      10,394        122,083     52.26%     52.57%       0.00%
            2008                 0.60%    0.80%      7.67     10.24      10,909         84,213    -47.79%    -47.68%       0.00%
            2007                 0.60%    0.80%     14.69     19.61      10,434        154,015     19.24%     19.48%       0.00%
            2006                 0.60%    0.80%     12.32     16.44      10,520        130,196      7.77%      7.77%       0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2010                 0.10%    0.80%      9.43     14.92      11,901        139,675     12.19%     12.53%       0.00%
            2009                 0.50%    0.80%      8.38     13.30      11,892        124,330     19.85%     20.22%       4.22%
            2008                 0.50%    0.80%      6.97     11.09      11,896        103,835    -41.08%    -40.90%       2.17%
            2007                 0.50%    0.80%     14.06     18.83      13,574        201,146      4.27%      4.49%       1.46%
            2006                 0.60%    0.80%     14.76     18.06      11,416        167,079     16.35%     16.35%       1.37%
ABVPSF INTERNATIONAL VALUE CLASS A
            2010                 0.10%    0.60%      8.14      8.17       3,791         31,186      3.97%      4.07%       3.18%
            2009                 0.50%    0.60%      7.83      7.85       3,361         26,320     33.87%     34.01%       0.67%
            2008                 0.50%    0.60%      5.85      5.85       7,047         41,197    -53.46%    -53.46%       1.10%
            2007                 0.60%    0.80%     12.56     12.56       4,560         57,286      5.21%      5.21%       0.29%
            2006      11/17/06   0.60%    0.60%     11.94     11.94         411          4,913      6.50%      6.50%       0.00%
ABVPSF LARGE CAP GROWTH CLASS A
            2010                 0.80%    0.80%     11.24     11.24         270          3,038      9.22%      9.22%       0.88%
            2009                 0.80%    0.80%     10.29     10.29       2,463         27,809     36.42%     36.42%       0.04%
            2008                 0.80%    0.80%      7.54      7.54         311          2,348    -40.14%    -40.14%       0.00%
            2007       1/26/07   0.80%    0.80%     12.60     12.60         326          4,108     12.84%     12.84%       0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2010                 0.10%    0.80%     10.14     24.27      16,496        263,308     25.90%     26.27%       0.43%
            2009                 0.50%    0.80%      9.74     19.28      16,844        214,593     41.72%     42.14%       1.01%
            2008                 0.50%    0.80%      6.85     13.60      11,510        119,283    -36.09%    -35.90%       0.74%
            2007                 0.50%    0.80%     10.69     21.28      10,344        168,762      0.89%      1.20%       0.86%
            2006                 0.50%    0.80%     13.86     20.81       9,575        160,901     13.51%     13.73%       0.38%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2010                 0.50%    0.80%     12.12     13.30       9,219        119,599      4.53%      4.84%       1.99%
            2009                 0.50%    0.80%     12.09     12.73      11,992        149,241      9.58%      9.90%       2.05%
            2008                 0.50%    0.80%     11.00     11.61       8,420         95,611     -2.07%     -1.77%       5.02%
            2007                 0.50%    0.80%     11.20     11.86      10,099        116,847      8.80%      9.13%       4.83%
            2006                 0.50%    0.80%     10.64     10.64       7,154         76,021      1.28%      1.28%       3.41%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2010                 0.10%    0.80%     12.33     17.04       2,253         35,811     10.86%     11.19%       1.57%
            2009                 0.50%    0.80%     11.09     15.37       2,163         30,613     41.17%     41.58%       0.96%
            2008                 0.50%    0.80%      7.83     10.89       6,763         65,054    -38.88%    -38.70%       3.00%
            2007                 0.50%    0.80%     12.78     17.81         617          9,232     13.93%     14.43%       3.13%
            2006                 0.50%    0.80%     15.42     15.63         305          3,854     19.47%     19.76%       0.59%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2010                 0.10%    0.80%    $ 9.40    $30.93       9,447     $  166,392     21.43%     21.80%       1.75%
            2009                 0.50%    0.80%      9.72     25.47       9,250        135,140     60.00%     60.50%       0.29%
            2008                 0.50%    0.80%      8.34     15.92       7,304         78,727    -53.89%    -53.80%       0.00%
            2007                 0.60%    0.80%     18.10     34.52       7,350        172,519     20.46%     20.70%       2.93%
            2006                 0.60%    0.80%     15.02     28.66       6,972        134,558     23.06%     23.31%       0.47%
AMERICAN FUNDS GROWTH CLASS 2
            2010                 0.10%    0.80%      9.28     19.76      95,948      1,257,861     17.74%     18.09%       0.72%
            2009                 0.50%    0.80%      9.11     16.79     103,322      1,141,221     38.30%     38.72%       0.70%
            2008                 0.50%    0.80%      6.57     12.14      89,300        731,065    -44.42%    -44.25%       0.92%
            2007                 0.50%    0.80%     11.78     21.84      78,268      1,147,832     11.45%     11.79%       0.81%
            2006                 0.50%    0.80%     10.67     19.59      66,710        874,028      9.34%      9.56%       0.87%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2010                 0.10%    0.80%      8.66     16.39      76,484        908,399     10.54%     10.87%       1.52%
            2009                 0.50%    0.80%      9.29     14.82      75,249        808,419     30.19%     30.59%       1.80%
            2008                 0.50%    0.80%      7.11     11.39      55,847        482,464    -38.34%    -38.16%       1.94%
            2007                 0.50%    0.80%     11.50     18.47      43,924        625,169      4.21%      4.52%       1.68%
            2006                 0.50%    0.80%     13.20     17.72      31,964        447,512     14.28%     14.51%       1.78%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2010                 0.10%    0.80%      9.46     24.32      74,360      1,217,531      6.38%      6.70%       2.17%
            2009                 0.50%    0.80%     10.83     22.86      58,787        897,497     41.93%     42.36%       1.58%
            2008                 0.50%    0.80%      7.61     16.11      55,813        632,507    -42.59%    -42.41%       2.29%
            2007                 0.50%    0.80%     13.21     28.05      41,071        813,698     19.07%     19.42%       1.84%
            2006                 0.50%    0.80%     16.67     23.56      21,291        369,271     18.03%     18.27%       2.21%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2010                 0.10%    0.10%     12.87     12.87       1,359         17,481      8.30%      8.30%       0.29%
            2009       8/27/09   0.60%    0.80%     11.65     11.67      10,045        117,154      6.22%      8.06%       1.34%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2010                 0.10%    0.80%     13.30     15.89      14,187        219,244      7.14%      7.52%       3.99%
            2009                 0.50%    0.80%     13.71     14.83      10,598        153,549     25.95%     26.33%       6.34%
            2008                 0.50%    0.80%     10.85     11.77      12,582        145,622     -5.30%     -5.02%       4.00%
            2007                 0.50%    0.80%     11.43     12.43      14,259        174,484      6.77%      7.10%       2.89%
            2006                 0.50%    0.80%     11.44     11.64       8,163         93,195      7.06%      7.27%       1.18%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2010                 0.10%    0.80%     12.15     50.27      18,479        479,500     17.55%     17.90%       0.80%
            2009                 0.50%    0.80%     13.53     42.76      19,096        431,582     76.70%     77.23%       1.23%
            2008                 0.50%    0.80%      7.63     24.20      17,350        245,620    -51.94%    -51.80%       1.54%
            2007                 0.50%    0.80%     15.83     50.36      13,622        439,481     37.75%     38.17%       1.57%
            2006                 0.50%    0.80%     20.48     36.56      14,575        355,248     26.12%     26.37%       1.08%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2010                 0.10%    0.80%     14.22     21.60      13,174        235,819     14.40%     14.74%       7.42%
            2009                 0.50%    0.80%     12.40     18.88      11,318        180,675     47.79%     48.23%       7.88%
            2008                 0.50%    0.80%      8.36     12.78      14,796        159,085    -24.78%    -24.55%       8.43%
            2007                 0.50%    0.80%     11.08     16.98      14,257        208,007      1.97%      2.28%       6.22%
            2006                 0.50%    0.80%     12.57     16.66      12,885        189,120     11.55%     11.78%       6.01%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2010                 0.10%    0.10%     11.56     11.56       1,035         11,965      0.22%      0.22%       2.28%
            2009       2/12/09   0.60%    0.80%     11.81     12.10       3,584         43,128      2.22%      9.69%       3.13%
DELAWARE VIP REIT STANDARD CLASS
            2010                 0.50%    0.80%     10.22     31.15      31,268        531,041     25.98%     26.35%       2.73%
            2009                 0.50%    0.80%      8.09     24.72      30,939        418,076     22.33%     22.70%       4.13%
            2008                 0.50%    0.80%      6.59     20.21      25,322        288,278    -35.58%    -35.39%       2.28%
            2007                 0.50%    0.80%     10.20     31.37      22,296        410,052    -14.63%    -14.37%       1.21%
            2006                 0.50%    0.80%     17.24     36.75      16,869        392,298     31.57%     31.83%       1.81%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2010                 0.10%    0.80%     11.64     30.31      47,431      1,041,373     31.22%     31.62%       0.64%
            2009                 0.50%    0.80%      8.85     23.10      46,925        790,130     30.78%     31.20%       0.93%
            2008                 0.50%    0.80%      6.74     17.67      44,319        582,703    -30.44%    -30.23%       0.63%
            2007                 0.50%    0.80%      9.66     25.39      39,881        774,557     -7.37%     -7.10%       0.48%
            2006                 0.50%    0.80%     14.99     27.41      35,931        781,131     15.26%     15.49%       0.24%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2010       10/8/10   0.50%    0.80%    $11.25    $21.45      14,885     $  249,389     13.56%     13.64%       0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                 0.50%    0.80%      8.67     15.77      17,152        208,669     53.49%     53.95%       0.00%
            2008                 0.50%    0.80%      5.63     10.28      16,800        132,309    -47.16%    -47.00%       0.00%
            2007                 0.50%    0.80%     10.63     19.45      15,316        231,499      9.87%     10.20%       0.00%
            2006                 0.50%    0.80%     12.88     17.70      13,556        195,607      6.73%      6.95%       0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2010                 0.60%    0.80%     11.54     14.97       6,817         81,291     12.99%     13.22%       0.12%
            2009                 0.60%    0.80%     10.21     13.25      25,064        281,261     42.15%     42.44%       0.12%
            2008                 0.60%    0.80%      7.19      9.32       7,155         53,077    -43.12%    -43.00%       0.04%
            2007                 0.60%    0.80%     12.63     16.38       7,114         92,351     11.66%     11.89%       0.00%
            2006                 0.60%    0.80%     11.31     14.67       7,215         83,707      1.50%      1.70%       0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2010                 0.50%    0.80%     10.03     16.68       6,881         83,816     14.71%     15.05%       2.39%
            2009                 0.50%    0.80%      8.72     14.54       6,666         70,703     17.02%     17.38%       3.92%
            2008                 0.50%    0.80%      7.43     12.43      10,714         98,476    -33.96%    -33.76%       2.98%
            2007                 0.50%    0.80%     11.21     18.82      12,021        173,285     -3.50%     -3.21%       0.84%
            2006                 0.50%    0.80%     14.52     19.50       3,523         52,684     23.11%     23.36%       1.44%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2010       1/12/10   0.60%    0.60%     12.94     12.94         143          1,851     10.49%     10.49%       1.25%
DWS VIP EQUITY 500 INDEX CLASS A
            2010                 0.50%    0.80%     10.36     15.92      32,023        387,882     13.79%     14.13%       1.89%
            2009                 0.50%    0.80%      9.08     13.99      32,303        342,504     25.32%     25.69%       2.77%
            2008                 0.50%    0.80%      7.22     11.16      42,359        350,128    -37.65%    -37.47%       2.41%
            2007                 0.50%    0.80%     11.55     17.90      41,752        552,857      4.46%      4.77%       1.50%
            2006                 0.50%    0.80%     11.69     17.14      41,985        526,729     14.60%     14.83%       1.15%
DWS VIP SMALL CAP INDEX CLASS A
            2010                 0.50%    0.80%     10.51     21.54       9,721        159,041     25.38%     25.76%       0.95%
            2009                 0.50%    0.80%      8.36     17.18      12,064        155,611     25.56%     25.94%       1.72%
            2008                 0.50%    0.80%      6.64     13.68      11,493        120,697    -34.65%    -34.45%       1.57%
            2007                 0.50%    0.80%     10.13     20.94      10,775        177,030     -2.68%     -2.39%       0.85%
            2006                 0.50%    0.80%     16.60     21.52       9,446        162,843     16.55%     16.56%       0.62%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2010                 0.10%    0.80%     11.10     20.25      70,272      1,126,036     16.18%     16.53%       1.21%
            2009                 0.50%    0.80%      9.53     17.43      58,516        807,561     34.58%     34.99%       1.37%
            2008                 0.50%    0.80%      7.06     12.95      54,181        553,682    -43.07%    -42.90%       0.95%
            2007                 0.50%    0.80%     12.36     22.75      51,668        929,767     16.57%     16.92%       1.05%
            2006                 0.50%    0.80%     14.60     19.51      35,564        565,464     10.70%     10.92%       1.27%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2010                 0.80%    0.80%     12.66     15.78      11,664        148,657     14.17%     14.18%       1.90%
            2009                 0.80%    0.80%     11.09     13.82      11,033        123,084     28.99%     29.00%       2.38%
            2008                 0.80%    0.80%      8.60     10.71      10,739         92,747    -43.16%    -43.16%       2.84%
            2007                 0.80%    0.80%     15.13     15.13       9,467        143,805      0.61%      0.61%       1.80%
            2006                 0.80%    0.80%     15.03     15.03       9,084        136,565     19.12%     19.12%       3.25%
FIDELITY VIP GROWTH SERVICE CLASS
            2010                 0.10%    0.80%      7.40     12.41       1,296         13,949     23.05%     23.44%       0.19%
            2009                 0.50%    0.80%      6.01     10.08       1,256         10,696     27.00%     27.51%       0.40%
            2008                 0.50%    0.80%      4.73      7.93       1,106          7,312    -47.66%    -47.50%       0.94%
            2007                 0.50%    0.80%      9.05     15.15         822         10,080     25.81%     26.19%       0.77%
            2006                 0.50%    0.80%      7.19     15.48         928          9,625      5.83%      5.90%       0.39%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2010                 0.80%    0.80%      8.74      8.74       7,611         66,520     22.67%     22.67%       0.10%
            2009                 0.80%    0.80%      7.12      7.12       7,007         49,924     44.56%     44.56%       0.41%
            2008                 0.80%    0.80%      4.93      4.93       6,051         29,823    -55.42%    -55.42%       0.37%
            2007                 0.80%    0.80%     11.06     11.06       5,516         60,986     22.06%     22.06%       0.00%
            2006                 0.80%    0.80%      9.06      9.06       5,178         46,900      4.46%      4.46%       0.55%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2010                 0.80%     0.80%   $13.55     $13.55      10,923    $  148,018     12.88%     12.88%       7.59%
            2009                 0.80%     0.80%    12.00      12.00      11,910       142,980     42.63%     42.63%       7.93%
            2008                 0.80%     0.80%     8.42       8.42      13,145       110,639    -25.66%    -25.66%      10.06%
            2007                 0.80%     0.80%    11.32      11.32      13,891       157,279      1.84%      1.84%       8.19%
            2006                 0.80%     0.80%    11.12      11.12      14,197       157,832     10.29%     10.29%       7.76%
FIDELITY VIP MID CAP SERVICE CLASS
            2010                 0.10%     0.80%    11.12      16.76      22,188       344,496     27.67%     27.93%       0.29%
            2009                 0.60%     0.80%    10.08      13.10      21,300       256,398     38.90%     39.18%       0.76%
            2008                 0.60%     0.80%     7.25       9.41      10,610        99,158    -39.99%    -39.87%       0.36%
            2007                 0.60%     0.80%    15.65      15.65       6,809       105,354     14.80%     14.80%       0.65%
            2006       7/14/06   0.60%     0.60%    13.63      13.63       3,573        48,720      9.16%      9.16%       0.00%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2010                 0.10%     0.80%    14.99      20.65       9,249       142,723     12.09%     12.32%       1.39%
            2009                 0.60%     0.80%    13.34      18.42       8,846       121,883     25.43%     25.68%       2.18%
            2008                 0.60%     0.80%    10.62      14.69       8,490        93,347    -44.31%    -44.20%       2.64%
            2007                 0.60%     0.80%    19.03      26.37       8,452       166,816     16.27%     16.51%       3.17%
            2006                 0.60%     0.80%    16.33      22.68       8,180       139,172     16.99%     17.24%       0.76%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
            2010                 0.10%     0.60%    10.21      12.43       6,875        75,063     12.19%     12.19%       6.78%
            2009                 0.60%     0.60%    11.08      11.08       5,940        57,274     35.07%     35.07%       8.35%
            2008                 0.50%     0.60%     8.20       8.20       4,068        33,398    -29.83%    -29.83%       6.81%
            2007                 0.60%     0.80%    11.69      11.69       2,115        24,714      3.39%      3.39%       3.27%
            2006      11/17/06   0.60%     0.60%    11.30      11.30         827         9,346      1.89%      1.89%       0.00%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2010                 0.10%     0.80%    11.56      20.33       4,589        69,081     26.90%     27.30%       0.00%
            2009                 0.50%     0.80%     9.08      16.02       4,746        53,876     42.76%     43.23%       0.00%
            2008                 0.50%     0.80%     6.34      11.22       4,603        36,405    -42.81%    -42.63%       0.00%
            2007                 0.50%     0.80%    11.05      19.62       3,216        45,075     10.56%     10.97%       0.00%
            2006                 0.50%     0.80%    12.77      17.74       2,542        32,661      8.07%      8.30%       0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2010                 0.10%     0.60%    10.22      10.26       2,058        20,955     10.81%     10.92%       1.97%
            2009                 0.50%     0.60%     9.22       9.25       1,350        12,454     25.59%     25.74%       2.94%
            2008                 0.50%     0.60%     7.34       7.34       2,676        19,686    -37.31%    -37.31%       3.74%
            2007        6/4/07   0.60%     0.60%    11.71      11.71         293         3,430     -6.70%     -6.70%       1.67%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2010                 0.80%     0.80%    15.23      15.23       7,424       113,033      7.54%      7.54%       1.88%
            2009                 0.80%     0.80%    14.16      14.16       7,670       108,595     35.95%     35.95%       3.26%
            2008                 0.80%     0.80%    10.41      10.41       7,802        81,245    -40.85%    -40.85%       2.39%
            2007                 0.80%     0.80%    17.61      17.61       7,834       137,930     14.54%     14.54%       1.96%
            2006                 0.80%     0.80%    15.37      15.37       7,760       119,288     20.48%     20.48%       1.27%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2010                 0.60%     0.80%    16.52      17.65      10,127       177,214     13.79%     14.02%       1.54%
            2009                 0.60%     0.80%    14.52      15.48       7,562       115,852     18.03%     18.27%      12.31%
            2008                 0.60%     0.80%    12.30      13.09       3,865        50,062      5.61%      5.83%       2.95%
            2007                 0.60%     0.80%    12.37      12.37       2,051        24,870     10.67%     10.67%       3.24%
            2006       7/10/06   0.60%     0.60%    11.18      11.18         869         9,713      6.20%      6.20%       0.00%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2010                 0.50%     0.80%     9.42      16.80       4,745        50,754      6.88%      7.20%       1.64%
            2009                 0.50%     0.80%     8.79      15.72       4,013        39,930     30.27%     30.68%       3.52%
            2008                 0.50%     0.80%     6.73      12.07       3,611        27,100    -42.60%    -42.42%       2.14%
            2007                 0.50%     0.80%    11.68      21.02       2,517        33,848      1.71%      2.04%       1.54%
            2006                 0.50%     0.80%    15.77      20.67         731        11,609     21.23%     21.25%       1.42%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2010                 0.80%     0.80%    16.00      16.00         850        13,604      6.54%      6.54%       1.20%
            2009                 0.80%     0.80%    15.02      15.02       1,052        15,792     30.06%     30.06%       3.16%
            2008                 0.80%     0.80%    11.55      11.55       1,109        12,811    -42.78%    -42.78%       1.75%
            2007                 0.80%     0.80%    20.18      20.18         968        19,530      1.53%      1.53%       1.29%
            2006                 0.80%     0.80%    19.88      19.88       1,184        23,526     20.84%     20.84%       1.23%


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
                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2010                 0.80%     0.80%   $ 6.17     $11.20      57,148    $  353,957     14.57%     14.57%       0.76%
            2009                 0.80%     0.80%     5.39       9.78      58,719       317,299     20.11%     20.11%       0.64%
            2008                 0.80%     0.80%     4.49       8.14      59,761       268,728    -42.95%    -42.95%       0.00%
            2007                 0.80%     0.80%     7.86      14.27      61,785       486,519     11.08%     11.12%       0.00%
            2006       4/26/06   0.80%     0.80%     7.08      12.84      68,327       483,976     -1.71%     -1.69%       0.05%
INVESCO V.I. CORE EQUITY SERIES I
            2010                 0.80%     0.80%     9.86       9.86      32,552       320,884      8.68%      8.68%       0.97%
            2009                 0.80%     0.80%     9.07       9.07      34,592       313,760     27.28%     27.28%       1.87%
            2008                 0.80%     0.80%     7.13       7.13      36,141       257,560    -30.70%    -30.70%       2.34%
            2007                 0.80%     0.80%    10.28      10.28      38,959       400,622      7.26%      7.26%       1.12%
            2006       4/28/06   0.80%     0.80%     9.59       9.59      40,734       390,538      8.58%      8.58%       0.51%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2010                 0.80%     0.80%    15.37      24.69       7,359       118,088     11.96%     11.97%       2.38%
            2009                 0.80%     0.80%    13.73      22.05       7,356       104,967     34.16%     34.17%       1.58%
            2008                 0.80%     0.80%    10.23      16.44       7,221        76,440    -40.87%    -40.86%       0.56%
            2007                 0.80%     0.80%    17.30      21.87       7,152       127,756     13.81%     13.81%       0.45%
            2006                 0.80%     0.80%    15.20      19.22       6,093        95,184     27.21%     27.24%       1.03%
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
            2010                 0.80%     0.80%    17.59      17.59      14,885       261,805      7.52%      7.52%       2.88%
            2009                 0.80%     0.80%    16.36      16.36      14,537       237,797     24.88%     24.88%       2.94%
            2008                 0.80%     0.80%    13.10      13.10      16,732       219,172    -16.51%    -16.51%       2.64%
            2007                 0.80%     0.80%    15.69      15.69      18,343       287,768      9.66%      9.66%       2.58%
            2006                 0.80%     0.80%    14.31      14.31      17,144       245,280      9.84%      9.84%       2.18%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2010                 0.80%     0.80%    16.21      16.21         309         5,017      7.26%      7.26%       2.79%
            2009                 0.80%     0.80%    15.12      15.12       1,205        18,216     24.59%     24.59%       3.11%
            2008                 0.80%     0.80%    12.13      12.13         311         3,773    -16.68%    -16.68%       0.93%
            2007                 0.60%     0.80%    13.93      14.63       2,442        35,404      9.41%      9.63%       2.27%
            2006                 0.60%     0.80%    12.71      13.37       2,352        31,097      9.54%      9.74%       1.20%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2010                 0.80%     0.80%    20.24      24.51       1,394        28,717     24.50%     24.52%       0.00%
            2009                 0.80%     0.80%    16.26      19.69       2,027        33,334     43.29%     43.31%       0.00%
            2008                 0.80%     0.80%    11.35      13.74       2,799        31,959    -44.30%    -44.30%       0.06%
            2007                 0.60%     0.80%    20.37      24.67       3,679        74,751     20.75%     20.77%       0.07%
            2006                 0.80%     0.80%    16.87      20.43       3,449        58,404     12.40%     12.43%       0.00%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
            2010                 0.80%     0.80%     5.43       5.43       2,972        16,149     23.41%     23.41%       0.00%
            2009                 0.80%     0.80%     4.40       4.40       3,084        13,577     55.65%     55.65%       0.00%
            2008                 0.80%     0.80%     2.83       2.83       2,712         7,671    -44.42%    -44.42%       0.09%
            2007                 0.80%     0.80%     5.09       5.09       2,568        13,070     20.73%     20.73%       0.35%
            2006                 0.80%     0.80%     4.22       4.22       2,443        10,298      6.97%      6.97%       0.00%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2010                 0.80%     0.80%    10.07      10.07      16,165       162,762     14.91%     14.91%       0.63%
            2009                 0.80%     0.80%     8.76       8.76      15,915       139,449     36.60%     36.60%       1.45%
            2008                 0.80%     0.80%     6.41       6.41      17,122       109,832    -45.10%    -45.10%       1.24%
            2007                 0.80%     0.80%    11.68      11.68      17,194       200,905      8.75%      8.75%       0.76%
            2006                 0.80%     0.80%    10.74      10.74      18,250       196,084     17.26%     17.26%       1.82%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2010                 0.80%     0.80%    11.43      11.67       2,212        25,730     14.60%     14.61%       0.49%
            2009                 0.80%     0.80%     9.98      10.18       2,201        22,355     36.31%     36.33%       1.28%
            2008                 0.80%     0.80%     7.32       7.47       2,186        16,291    -45.25%    -45.25%       1.03%
            2007                 0.80%     0.80%    13.37      13.64       2,138        29,108      8.49%      8.49%       0.57%
            2006                 0.80%     0.80%    12.32      12.57       2,133        26,773     16.97%     16.97%       2.15%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2010       9/22/10   0.60%     0.80%    10.91      14.31       6,953        99,285     13.80%     20.24%       0.00%


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
                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2010                 0.10%    0.80%    $11.48    $23.22       9,918     $  213,692     25.38%     25.75%       0.00%
            2009                 0.50%    0.80%      9.14     18.52      10,870        188,639     37.22%     37.64%       0.00%
            2008                 0.50%    0.80%      6.66     13.50      11,491        147,717    -39.62%    -39.43%       0.00%
            2007                 0.50%    0.80%     11.00     22.35      11,319        250,341      2.60%      2.87%       0.00%
            2006                 0.50%    0.80%     21.79     21.79      11,636        252,092     14.60%     14.60%       0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
            2010      10/14/10   0.10%    0.10%     10.21     10.21          45            458     -3.79%     -3.79%       1.07%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2010                 0.10%    0.80%      7.70      7.70       7,655         61,304     17.39%     17.39%       0.00%
            2009                 0.50%    0.50%      6.56      6.56         493          3,236     37.15%     37.15%       0.00%
            2008       1/18/08   0.50%    0.50%      4.78      4.78       1,070          5,116    -37.97%    -37.97%       1.41%
LVIP COLUMBIA VALUE OPPORTUNITIES STANDARD CLASS
            2010                 0.60%    0.60%      9.51      9.51       6,650         63,256     19.21%     19.21%       0.08%
            2008       7/24/08   0.60%    0.80%      6.17      6.19       3,922         24,263    -28.29%    -28.23%       0.49%
LVIP DELAWARE BOND STANDARD CLASS
            2010                 0.10%    0.80%     12.71     19.62      51,897        843,678      7.62%      7.95%       3.51%
            2009                 0.50%    0.80%     12.60     18.23      47,964        733,573     17.95%     18.31%       4.22%
            2008                 0.50%    0.80%     10.65     15.46      53,390        693,143     -3.70%     -3.41%       4.53%
            2007                 0.50%    0.80%     11.02     16.05      61,879        831,329      4.60%      4.92%       5.07%
            2006                 0.50%    0.80%     11.02     15.34      57,012        743,349      3.88%      4.09%       4.17%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2009                 0.60%    0.60%     12.63     12.63         573          7,243     31.20%     31.20%       0.59%
            2008                 0.60%    0.60%      9.63      9.63       2,158         20,774    -33.62%    -33.62%       3.78%
            2007                 0.60%    0.80%     14.50     15.31       3,962         58,850      5.53%      5.74%       1.67%
            2006                 0.60%    0.80%     14.51     14.51       2,896         41,574     13.60%     13.60%       1.19%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2010                 0.50%    0.50%     10.19     10.19       5,902         60,143     12.37%     12.37%       1.01%
            2009                 0.50%    0.50%      9.07      9.07       5,708         51,764     24.06%     24.06%       1.15%
            2008                 0.50%    0.50%      7.31      7.31       5,432         39,706    -36.09%    -36.09%       1.47%
            2007                 0.50%    0.50%     11.44     11.44       4,299         49,174      5.60%      5.60%       2.24%
            2006      11/17/06   0.50%    0.50%     10.83     10.83       3,022         32,732      1.33%      1.33%       0.00%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2010                 0.60%    0.80%     12.78     17.60       1,402         17,110     10.68%     10.68%       0.64%
            2009                 0.80%    0.80%     11.55     15.90       1,131         13,153     28.95%     28.96%       0.75%
            2008                 0.80%    0.80%      8.96     12.33       1,024          9,211    -34.93%    -34.93%       0.94%
            2007                 0.80%    0.80%     13.76     18.95         961         13,273      2.15%      2.15%       0.87%
            2006                 0.80%    0.80%     13.47     18.55         903         12,235     11.41%     11.44%       0.91%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2010       9/22/10   0.60%    0.60%      9.77      9.77         955          9,329     16.50%     16.50%       0.71%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2010                 0.10%    0.80%      9.33     13.16       6,916         66,222     10.46%     10.68%       0.76%
            2009                 0.60%    0.80%      8.44     11.89       7,008         60,442     37.42%     37.70%       0.87%
            2008                 0.60%    0.80%      6.14      8.64       7,197         45,643    -41.29%    -41.17%       0.65%
            2007                 0.60%    0.80%     10.46     14.68       9,569        102,164     19.46%     19.70%       0.28%
            2006                 0.60%    0.80%      8.76     12.27      11,555        102,829      8.80%      9.05%       0.21%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2010                 0.60%    0.60%      8.65      8.65         912          7,893     12.43%     12.43%       0.86%
            2009                 0.60%    0.60%      7.70      7.70         617          4,746     35.00%     35.00%       1.08%
            2008       6/25/08   0.60%    0.60%      5.70      5.70         212          1,208    -43.31%    -43.31%       1.37%
LVIP MFS VALUE STANDARD CLASS
            2010                 0.10%    0.80%      8.72      8.78       3,364         34,685     10.70%     10.92%       1.38%
            2009                 0.60%    0.80%      7.88      7.91       2,259         17,860     20.00%     20.24%       0.34%
            2008                 0.60%    0.80%      6.58      6.58      15,592        102,502    -32.72%    -32.72%       2.68%
            2007      12/18/07   0.60%    0.60%      9.78      9.78         149          1,463      0.91%      0.91%       0.00%
LVIP MID-CAP VALUE STANDARD CLASS
            2010                 0.50%    0.50%      8.99      8.99         202          1,818     23.31%     23.31%       0.25%
            2009                 0.50%    0.50%      7.29      7.29         148          1,076     41.85%     41.85%       0.54%
            2008       1/25/08   0.50%    0.50%      5.14      5.14          65            333    -34.69%    -34.69%       0.42%


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
                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2010                 0.50%     0.80%   $10.20     $21.24      20,901    $  329,444      1.65%      1.95%       3.56%
            2009                 0.50%     0.80%    10.00      20.89      18,987       295,082     20.27%     20.63%       3.35%
            2008                 0.50%     0.80%     8.29      17.37      19,317       247,913    -37.16%    -36.97%       4.88%
            2007                 0.50%     0.80%    13.16      27.64      19,284       404,105     10.60%     10.93%       1.66%
            2006                 0.50%     0.80%    16.97      24.99      26,945       519,404     28.97%     29.23%       3.07%
LVIP MONEY MARKET STANDARD CLASS
            2010                 0.50%     0.80%    10.91      12.17      75,145       826,937     -0.75%     -0.45%       0.05%
            2009                 0.50%     0.80%    10.96      12.27      42,826       493,425     -0.50%     -0.20%       0.29%
            2008                 0.50%     0.80%    10.98      12.33      29,453       338,242      1.53%      1.84%       2.32%
            2007                 0.50%     0.80%    10.78      12.14      37,019       414,885      4.13%      4.44%       4.87%
            2006                 0.50%     0.80%    10.58      11.66      54,528       583,573      3.85%      4.05%       4.66%
LVIP SSGA BOND INDEX STANDARD CLASS
            2010                 0.10%     0.60%    11.28      11.30      10,021       113,032      5.33%      5.44%       2.07%
            2009       5/11/09   0.50%     0.60%    10.70      10.72       7,888        84,534      2.28%      3.32%       2.43%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
            2010                 0.50%     0.50%     8.47       8.47       1,437        12,170      6.72%      6.72%       1.29%
            2009       7/22/09   0.50%     0.50%     7.94       7.94       1,251         9,933     16.76%     16.76%       1.70%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
            2010                 0.50%     0.80%    14.91      14.91       3,465        51,507     27.14%     27.14%       1.92%
            2009       7/22/09   0.50%     0.50%    11.72      11.72         738         8,650     26.53%     26.53%       1.40%
LVIP SSGA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2010                 0.60%     0.80%    11.91      12.04       2,740        32,708      7.87%      8.09%       1.06%
            2009                 0.60%     0.80%    11.04      11.14       2,565        28,379     29.75%     30.02%       6.82%
            2008                 0.60%     0.80%     8.51       8.51       2,665        22,709    -40.93%    -40.93%       0.63%
            2007                 0.80%     0.80%    14.41      14.41       2,051        29,550     10.13%     10.13%       0.89%
            2006        3/3/06   0.80%     0.80%    13.08      13.08       1,868        24,436     10.01%     10.01%       0.95%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
            2010                 0.50%     0.60%     7.84       7.86       4,765        37,402      6.41%      6.51%       1.46%
            2009       5/11/09   0.50%     0.60%     7.37       7.38       4,524        33,358     15.74%     26.28%       1.73%
LVIP SSGA LARGE CAP 100 STANDARD CLASS
            2010                 0.50%     0.50%    10.04      10.04       6,902        69,276     18.60%     18.60%       1.89%
            2009       7/22/09   0.50%     0.50%     8.46       8.46       2,669        22,586     24.49%     24.49%       1.54%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
            2010                 0.50%     0.60%     9.77      10.63      29,047       306,425     14.04%     14.15%       1.17%
            2009                 0.50%     0.60%     9.32       9.32      29,229       270,509     25.35%     25.35%       1.57%
            2008                 0.60%     0.60%     7.44       7.44      24,183       179,882    -37.57%    -37.57%       3.58%
            2007       6/29/07   0.60%     0.60%    11.91      11.91         869        10,354     -1.77%     -1.77%       1.06%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
            2010                 0.10%     0.60%     9.51       9.54       6,484        63,532     25.43%     25.56%       0.59%
            2009                 0.50%     0.60%     7.58       7.60       5,472        41,492     25.27%     25.37%       0.97%
            2008                 0.50%     0.60%     6.05       6.05       2,371        14,346    -34.37%    -34.37%       1.37%
            2007       6/29/07   0.60%     0.60%     9.22       9.22         749         6,908     -8.01%     -8.01%       0.62%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
            2010                 0.10%     0.50%    12.73      12.73         676        10,384     27.12%     27.12%       1.85%
            2009       7/22/09   0.50%     0.50%    10.01      10.01         562         5,628     29.66%     29.66%       1.82%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2010       1/12/10   0.60%     0.60%     9.54       9.54         209         1,997     15.55%     15.55%       0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2010                 0.50%     0.60%    12.17      16.14       4,171        52,003     27.60%     27.73%       0.00%
            2009                 0.50%     0.60%     9.53       9.53       4,078        39,975     45.61%     45.61%       0.12%
            2008                 0.50%     0.50%     6.54       6.54       3,542        23,182    -43.06%    -43.06%       0.00%
            2007                 0.50%     0.50%    11.49      11.49       2,241        25,756     13.02%     13.02%       0.00%
            2006      11/17/06   0.50%     0.50%    10.17      10.17       1,527        15,531     -0.39%     -0.39%       0.00%
LVIP TURNER MID-CAP GROWTH STANDARD CLASS
            2010                 0.50%     0.80%    10.37      10.43       5,026        52,090     26.49%     26.67%       0.00%
            2009                 0.50%     0.60%     8.20       8.23       1,094         8,979     47.54%     47.83%       0.00%
            2008                 0.50%     0.60%     5.56       5.56         845         4,699    -49.63%    -49.63%       0.00%
            2007      12/18/07   0.60%     0.60%    11.03      11.03         134         1,480      3.02%      3.02%       0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2010                 0.60%    0.80%    $ 9.81    $14.11       1,097     $   11,804     16.99%     17.21%       1.69%
            2009                 0.80%    0.80%      8.39     12.04         490          4,292     22.32%     22.33%       0.80%
            2008                 0.60%    0.80%      7.62      9.84         839          6,162    -38.81%    -38.70%       2.46%
            2007                 0.60%    0.80%     12.44     16.08         297          3,815      3.52%      3.73%       1.19%
            2006                 0.60%    0.80%     15.54     15.54         312          3,884     10.38%     10.38%       0.68%
LVIP WILSHIRE 2030 PROFILE STANDARD CLASS
            2010                 0.60%    0.60%     10.25     10.25      28,411        291,226     11.87%     11.87%       0.84%
            2009                 0.60%    0.60%      9.16      9.16      29,139        266,985     27.18%     27.18%       1.73%
            2008        9/8/08   0.60%    0.60%      7.20      7.20      30,018        216,249    -22.56%    -22.56%       0.90%
LVIP WILSHIRE CONSERVATIVE PROFILE STANDARD CLASS
            2010                 0.60%    0.80%     13.42     13.58       6,941         94,083      9.62%      9.84%       2.76%
            2009                 0.60%    0.80%     12.25     12.36      10,808        133,370     23.85%     24.10%       4.75%
            2008                 0.60%    0.80%      9.89      9.96       7,505         74,636    -19.09%    -18.93%       3.15%
            2007                 0.60%    0.80%     12.22     12.22       1,919         23,507      6.92%      6.92%       1.74%
            2006        3/3/06   0.80%    0.80%     11.43     11.43         885         10,112      6.48%      6.48%       1.61%
LVIP WILSHIRE MODERATE PROFILE STANDARD CLASS
            2010                 0.10%    0.60%     12.05     12.05      26,626        314,223     11.40%     11.40%       3.76%
            2009                 0.50%    0.50%     10.82     10.82      14,189        153,480     27.40%     27.40%       3.79%
            2008                 0.50%    0.50%      8.49      8.49      16,484        139,960    -26.98%    -26.98%       2.16%
            2007                 0.50%    0.50%     11.63     11.63       9,632        112,004      8.72%      8.72%       1.35%
            2006       11/3/06   0.50%    0.50%     10.70     10.70       9,817        104,996      3.79%      3.79%       0.76%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE STANDARD CLASS
            2010                 0.50%    0.60%      9.69     11.24      11,267        125,592     12.05%     12.16%       2.23%
            2009                 0.50%    0.80%     10.02     10.02      15,673        164,907     28.39%     28.39%       5.82%
            2008                 0.50%    0.50%      7.80      7.80      31,411        245,108    -33.75%    -33.75%       2.63%
            2007       9/25/07   0.50%    0.50%     11.78     11.78         378          4,449      0.20%      0.20%       0.21%
M CAPITAL APPRECIATION
            2009                 0.60%    0.60%     14.43     14.43         515          7,435     47.73%     47.73%       0.05%
            2008                 0.60%    0.60%      9.77      9.77         576          5,628    -42.39%    -42.39%       0.00%
            2007                 0.60%    0.60%     16.95     16.95         522          8,858     11.25%     11.25%       0.00%
            2006       7/14/06   0.60%    0.60%     15.24     15.24         506          7,711     13.60%     13.60%       0.00%
M INTERNATIONAL EQUITY
            2010                 0.60%    0.60%     13.59     13.59       1,785         24,263      3.98%      3.98%       3.30%
            2009                 0.60%    0.60%     13.07     13.07       1,858         24,294     24.53%     24.53%       2.46%
            2008                 0.60%    0.60%     10.50     10.50       1,946         20,427    -40.21%    -40.21%       3.52%
            2007                 0.60%    0.60%     17.55     17.55       1,505         26,419      7.36%      7.36%       2.13%
            2006       3/10/06   0.60%    0.60%     16.35     16.35         829         13,553     19.48%     19.48%       1.35%
MFS VIT GROWTH INITIAL CLASS
            2010                 0.10%    0.80%     10.78     15.90      14,960        163,314     14.42%     14.65%       0.11%
            2009                 0.60%    0.80%      9.42     13.86      14,494        137,633     36.58%     36.86%       0.31%
            2008                 0.60%    0.80%      6.90     10.13      14,325        100,837    -37.92%    -37.79%       0.25%
            2007                 0.60%    0.80%     11.11     20.42      18,534        231,289     20.20%     20.45%       0.00%
            2006                 0.60%    0.80%      9.24     16.98      15,127        143,495      7.03%      7.24%       0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
            2010                 0.10%    0.80%     11.21     16.54      22,777        311,735      9.05%      9.38%       2.35%
            2009                 0.50%    0.80%     10.25     15.16      15,888        202,962     17.08%     17.44%       3.56%
            2008                 0.50%    0.80%      8.73     12.95      14,802        163,875    -22.75%    -22.52%       2.70%
            2007                 0.50%    0.80%     11.26     16.77      10,784        165,317      3.38%      3.69%       2.54%
            2006                 0.50%    0.80%     12.44     16.22      14,721        210,726     11.00%     11.22%       2.23%
MFS VIT UTILITIES INITIAL CLASS
            2010                 0.10%    0.80%     14.94     31.21      39,233        868,322     12.90%     13.24%       3.07%
            2009                 0.50%    0.80%     13.19     27.64      36,208        710,682     32.16%     32.55%       4.18%
            2008                 0.50%    0.80%      9.95     20.92      27,814        414,389    -38.17%    -37.98%       1.54%
            2007                 0.50%    0.80%     16.05     33.83      21,348        521,068     26.88%     27.26%       0.74%
            2006                 0.50%    0.80%     18.59     26.66      13,519        260,853     30.20%     30.51%       1.94%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
NB AMT MID-CAP GROWTH I CLASS
            2010                 0.50%    0.80%    $11.91    $22.44      38,926     $  633,328     28.07%     28.45%       0.00%
            2009                 0.50%    0.80%      9.27     17.52      41,507        527,638     30.55%     30.94%       0.00%
            2008                 0.50%    0.80%      7.08     13.42      44,875        436,358    -43.89%    -43.72%       0.00%
            2007                 0.50%    0.80%     12.58     23.92      44,409        770,212     21.55%     21.92%       0.00%
            2006                 0.50%    0.80%     13.65     19.68      45,822        652,874     13.78%     14.01%       0.00%
NB AMT PARTNERS I CLASS
            2010                 0.80%    0.80%     15.32     15.32       5,216         79,916     14.75%     14.75%       0.68%
            2009                 0.80%    0.80%     13.35     13.35       4,884         65,223     54.83%     54.83%       2.62%
            2008                 0.80%    0.80%      8.62      8.62       5,247         45,249    -52.77%    -52.77%       0.57%
            2007                 0.80%    0.80%     18.26     18.26       4,840         88,389      8.46%      8.46%       0.63%
            2006                 0.80%    0.80%     16.84     16.84       4,771         80,328     11.35%     11.35%       0.68%
NB AMT REGENCY I CLASS
            2010                 0.50%    0.80%     10.63     20.79       2,814         40,177     25.18%     25.56%       0.74%
            2009                 0.50%    0.80%      8.46     16.61       3,125         35,743     45.39%     45.82%       1.79%
            2008                 0.50%    0.80%      5.80     11.43       4,142         32,121    -46.25%    -46.09%       1.31%
            2007                 0.50%    0.80%     10.77     21.26       3,329         50,175      2.48%      2.79%       0.53%
            2006                 0.50%    0.80%     14.27     20.74       2,238         34,378     10.28%     10.50%       0.47%
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2010                 0.60%    0.80%     15.52     15.57       9,017        140,344     23.53%     23.78%      14.72%
            2009       8/27/09   0.60%    0.80%     12.57     12.58       3,086         38,818     14.71%     17.28%       4.56%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2010                 0.80%    0.80%     11.67     11.67         212          2,469      1.68%      1.68%       1.87%
            2009                 0.80%    0.80%     11.47     11.47         211          2,417     25.01%     25.01%       0.00%
            2008                 0.80%    0.80%      9.18      9.18         231          2,121    -17.74%    -17.74%       0.00%
            2007                 0.80%    0.80%     11.16     11.16         279          3,116     -1.39%     -1.39%       0.74%
            2006                 0.80%    0.80%     11.31     11.31         259          2,930      1.97%      1.97%       0.30%
PUTNAM VT GROWTH & INCOME CLASS IB
            2010                 0.80%    0.80%     11.68     11.68       1,118         13,064     13.47%     13.47%       1.52%
            2009                 0.80%    0.80%     10.30     10.30       1,142         11,760     28.78%     28.78%       2.67%
            2008                 0.80%    0.80%      8.00      8.00       1,167          9,336    -39.19%    -39.19%       2.15%
            2007                 0.80%    0.80%     13.15     13.15       1,191         15,665     -6.79%     -6.79%       1.29%
            2006                 0.80%    0.80%     14.11     14.11       1,213         17,107     14.99%     14.99%       1.51%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2010:

                                                                  AGGREGATE    AGGREGATE
                                                                   COST OF      PROCEEDS
SUBACCOUNT                                                        PURCHASES   FROM SALES
----------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                             $  12,062   $   18,884
ABVPSF Growth and Income Class A                                      3,671        4,346
ABVPSF International Value Class A                                    9,197        5,096
ABVPSF Large Cap Growth Class A                                         633       22,852
ABVPSF Small/Mid Cap Value Class A                                   34,117       40,873
American Century VP Inflation Protection Class I                     30,181       64,577
American Funds Global Growth Class 2                                  6,011        4,151
American Funds Global Small Capitalization Class 2                   15,499       12,035
American Funds Growth Class 2                                       125,078      200,446
American Funds Growth-Income Class 2                                101,810       84,037
American Funds International Class 2                                282,327       49,414
BlackRock Global Allocation V.I. Class I                             34,763      129,770
Delaware VIP Diversified Income Standard Class                      107,545       48,263
Delaware VIP Emerging Markets Standard Class                         46,649       66,653
Delaware VIP High Yield Standard Class                               55,805       15,071
Delaware VIP Limited-Term Diversified Income Standard Class          23,262       54,667
Delaware VIP REIT Standard Class                                     76,304       59,997
Delaware VIP Small Cap Value Standard Class                          75,283       69,679
Delaware VIP Smid Cap Growth Standard Class                         226,567        7,511
Delaware VIP Trend Standard Class                                    20,052      259,449
Delaware VIP U.S. Growth Standard Class                              24,776      215,433
Delaware VIP Value Standard Class                                     8,792        5,167
DWS VIP Alternative Asset Allocation Plus Class A                     1,749           29
DWS VIP Equity 500 Index Class A                                     34,405       31,685
DWS VIP Small Cap Index Class A                                      15,614       45,366
Fidelity VIP Contrafund Service Class                               273,628      117,261
Fidelity VIP Equity-Income Service Class                             15,486        6,026
Fidelity VIP Growth Service Class                                     2,094        1,279
Fidelity VIP Growth Opportunities Service Class                       6,071        1,672
Fidelity VIP High Income Service Class                               12,083       14,800
Fidelity VIP Mid Cap Service Class                                   82,275       62,498
Fidelity VIP Overseas Service Class                                  10,305        4,443
FTVIPT Franklin Income Securities Class 1                            22,227        7,888
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1              24,983       25,386
FTVIPT Mutual Shares Securities Class 1                               7,836          973
FTVIPT Templeton Foreign Securities Class 2                           2,694        4,973
FTVIPT Templeton Global Bond Securities Class 1                      53,084        9,159
FTVIPT Templeton Growth Securities Class 1                           10,576        2,859
FTVIPT Templeton Growth Securities Class 2                            2,192        4,892
Invesco V.I. Capital Appreciation Series I                           15,502       24,508
Invesco V.I. Core Equity Series I                                    14,883       32,869
Invesco V.I. International Growth Series I                            9,994        8,039
Janus Aspen Series Balanced Institutional Class                      18,521        7,834
Janus Aspen Series Balanced Service Class                               462       13,313
Janus Aspen Series Enterprise Service Class                             479       11,619
Janus Aspen Series Global Technology Service Class                      956        1,535
Janus Aspen Series Worldwide Institutional Class                      9,344        7,742
Janus Aspen Series Worldwide Service Class                              873          838
LVIP Baron Growth Opportunities Standard Class                       87,472        5,544
LVIP Baron Growth Opportunities Service Class                         2,142       23,103
LVIP BlackRock Inflation Protected Bond Standard Class                  484            5
LVIP Cohen & Steers Global Real Estate Standard Class                49,029        2,024
LVIP Columbia Value Opportunities Standard Class                     55,062        2,246
LVIP Delaware Bond Standard Class                                   136,020       45,726
LVIP Delaware Foundation Aggressive Allocation Standard Class         8,406       15,420
LVIP Delaware Growth and Income Standard Class                        6,326        4,386
LVIP Delaware Social Awareness Standard Class                         3,209          805
LVIP Delaware Special Opportunities Standard Class                    8,148           69

                                                                  AGGREGATE    AGGREGATE
                                                                   COST OF      PROCEEDS
SUBACCOUNT                                                        PURCHASES   FROM SALES
----------------------------------------------------------------------------------------
LVIP Janus Capital Appreciation Standard Class                     $  1,718   $    2,187
LVIP MFS International Growth Standard Class                          2,654          354
LVIP MFS Value Standard Class                                        15,094        1,552
LVIP Mid-Cap Value Standard Class                                       607          213
LVIP Mondrian International Value Standard Class                     52,832       16,507
LVIP Money Market Standard Class                                    543,121      209,604
LVIP SSgA Bond Index Standard Class                                  32,363        8,737
LVIP SSgA Developed International 150 Standard Class                  2,035          846
LVIP SSgA Emerging Markets 100 Standard Class                        33,764        2,624
LVIP SSgA Global Tactical Allocation Standard Class                   4,142        2,068
LVIP SSgA International Index Standard Class                          3,095        1,447
LVIP SSgA Large Cap 100 Standard Class                               39,641        2,799
LVIP SSgA S&P 500 Index Standard Class                               17,972       19,598
LVIP SSgA Small-Cap Index Standard Class                             13,395        4,516
LVIP SSgA Small-Mid Cap 200 Standard Class                            3,564        1,170
LVIP T. Rowe Price Growth Stock Standard Class                        1,760           27
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class           6,386        5,281
LVIP Turner Mid-Cap Growth Standard Class                            33,749        2,408
LVIP Wells Fargo Intrinsic Value Standard Class                       6,659          437
LVIP Wilshire 2030 Profile Standard Class                             2,266        8,466
LVIP Wilshire Conservative Profile Standard Class                    19,303       63,750
LVIP Wilshire Moderate Profile Standard Class                       151,706        5,312
LVIP Wilshire Moderately Aggressive Profile Standard Class           32,157       79,235
M Capital Appreciation                                                7,589       14,989
M International Equity                                                  769        1,072
MFS VIT Growth Initial Class                                          9,681        5,198
MFS VIT Total Return Initial Class                                  102,623       15,380
MFS VIT Utilities Initial Class                                     107,507       32,336
NB AMT Mid-Cap Growth I Class                                        22,462       61,509
NB AMT Partners I Class                                               9,559        4,409
NB AMT Regency I Class                                                3,356        7,438
PIMCO VIT Commodity Real Return Administrative Class                 88,967        4,706
Putnam VT Global Health Care Class IB                                   287          261
Putnam VT Growth & Income Class IB                                      181          347

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2010:

                                                                             NET
                                                                  SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                                         OWNED    VALUE    OF SHARES   COST OF SHARES
---------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                              6,851   $19.47   $  133,387     $   99,826
ABVPSF Growth and Income Class A                                   8,126    17.19      139,678        168,937
ABVPSF International Value Class A                                 2,093    14.90       31,186         32,200
ABVPSF Large Cap Growth Class A                                      109    27.79        3,038          2,793
ABVPSF Small/Mid Cap Value Class A                                15,535    16.95      263,313        226,772
American Century VP Inflation Protection Class I                  10,765    11.11      119,601        112,607
American Funds Global Growth Class 2                               1,667    21.48       35,812         32,456
American Funds Global Small Capitalization Class 2                 7,794    21.35      166,395        156,442
American Funds Growth Class 2                                     23,148    54.34    1,257,884      1,190,413
American Funds Growth-Income Class 2                              26,523    34.25      908,415        896,737
American Funds International Class 2                              67,717    17.98    1,217,552      1,202,836
BlackRock Global Allocation V.I. Class I                           1,082    16.15       17,481         16,500
Delaware VIP Diversified Income Standard Class                    19,437    11.28      219,248        199,662
Delaware VIP Emerging Markets Standard Class                      21,609    22.19      479,509        387,482
Delaware VIP High Yield Standard Class                            39,044     6.04      235,823        215,282
Delaware VIP Limited-Term Diversified Income Standard Class        1,179    10.15       11,965         12,037
Delaware VIP REIT Standard Class                                  55,433     9.58      531,051        619,878
Delaware VIP Small Cap Value Standard Class                       32,584    31.96    1,041,394        833,634
Delaware VIP Smid Cap Growth Standard Class                       11,224    22.22      249,394        219,725

                                                                             NET
                                                                  SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                                         OWNED    VALUE    OF SHARES   COST OF SHARES
---------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth Standard Class                            9,975   $ 8.15   $   81,293     $    67,502
Delaware VIP Value Standard Class                                  5,083    16.49       83,817          89,121
DWS VIP Alternative Asset Allocation Plus Class A                    134    13.85        1,851           1,720
DWS VIP Equity 500 Index Class A                                  29,453    13.17      387,890         365,104
DWS VIP Small Cap Index Class A                                   12,816    12.41      159,044         153,290
Fidelity VIP Contrafund Service Class                             47,293    23.81    1,126,057       1,181,859
Fidelity VIP Equity-Income Service Class                           7,841    18.96      148,660         163,724
Fidelity VIP Growth Service Class                                    377    36.99       13,949          12,174
Fidelity VIP Growth Opportunities Service Class                    3,718    17.89       66,521          56,787
Fidelity VIP High Income Service Class                            26,719     5.54      148,021         152,825
Fidelity VIP Mid Cap Service Class                                10,594    32.52      344,502         286,581
Fidelity VIP Overseas Service Class                                8,546    16.70      142,726         137,914
FTVIPT Franklin Income Securities Class 1                          4,951    15.16       75,064          69,469
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1            3,110    22.21       69,082          56,321
FTVIPT Mutual Shares Securities Class 1                            1,298    16.14       20,955          20,371
FTVIPT Templeton Foreign Securities Class 2                        7,910    14.29      113,035         107,981
FTVIPT Templeton Global Bond Securities Class 1                    8,888    19.94      177,217         154,527
FTVIPT Templeton Growth Securities Class 1                         4,536    11.19       50,755          53,366
FTVIPT Templeton Growth Securities Class 2                         1,236    11.01       13,604          14,502
Invesco V.I. Capital Appreciation Series I                        15,192    23.30      353,965         388,413
Invesco V.I. Core Equity Series I                                 11,872    27.03      320,891         312,460
Invesco V.I. International Growth Series I                         4,116    28.69      118,091          91,722
Janus Aspen Series Balanced Institutional Class                    9,251    28.30      261,811         234,677
Janus Aspen Series Balanced Service Class                            171    29.42        5,017           4,481
Janus Aspen Series Enterprise Service Class                          765    37.53       28,718          21,414
Janus Aspen Series Global Technology Service Class                 2,853     5.66       16,149          10,937
Janus Aspen Series Worldwide Institutional Class                   5,402    30.13      162,766         154,806
Janus Aspen Series Worldwide Service Class                           863    29.80       25,731          24,239
LVIP Baron Growth Opportunities Standard Class                     3,250    30.55       99,287          82,500
LVIP Baron Growth Opportunities Service Class                      7,060    30.27      213,697         181,974
LVIP BlackRock Inflation Protected Bond Standard Class                45    10.13          458             479
LVIP Cohen & Steers Global Real Estate Standard Class              8,216     7.46       61,305          50,077
LVIP Columbia Value Opportunities Standard Class                   5,999    10.54       63,257          53,039
LVIP Delaware Bond Standard Class                                 61,606    13.70      843,695         794,650
LVIP Delaware Growth and Income Standard Class                     2,077    28.96       60,144          66,298
LVIP Delaware Social Awareness Standard Class                        560    30.57       17,110          15,603
LVIP Delaware Special Opportunities Standard Class                   237    39.32        9,329           8,084
LVIP Janus Capital Appreciation Standard Class                     3,080    21.50       66,223          60,575
LVIP MFS International Growth Standard Class                         631    12.50        7,893           6,795
LVIP MFS Value Standard Class                                      1,522    22.79       34,685          32,686
LVIP Mid-Cap Value Standard Class                                    128    14.18        1,818           1,346
LVIP Mondrian International Value Standard Class                  21,328    15.45      329,451         362,732
LVIP Money Market Standard Class                                  82,695    10.00      826,952         826,952
LVIP SSgA Bond Index Standard Class                               10,149    10.98      111,387         108,261
LVIP SSgA Developed International 150 Standard Class               1,390     8.55       11,883          10,716
LVIP SSgA Emerging Markets 100 Standard Class                      3,671    13.96       51,261          39,191
LVIP SSgA Global Tactical Allocation Standard Class                3,172    10.31       32,709          36,679
LVIP SSgA International Index Standard Class                       4,679     7.93       37,116          29,993
LVIP SSgA Large Cap 100 Standard Class                             6,637    10.34       68,622          57,407
LVIP SSgA S&P 500 Index Standard Class                            34,688     8.82      305,774         256,552
LVIP SSgA Small-Cap Index Standard Class                           3,539    17.90       63,370          51,969
LVIP SSgA Small-Mid Cap 200 Standard Class                           795    12.86       10,221           7,655
LVIP T. Rowe Price Growth Stock Standard Class                       113    17.73        1,997           1,732
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        3,604    14.43       52,004          37,967
LVIP Turner Mid-Cap Growth Standard Class                          4,615    11.29       52,091          41,766
LVIP Wells Fargo Intrinsic Value Standard Class                      883    13.36       11,804          11,668
LVIP Wilshire 2030 Profile Standard Class                         28,676    10.16      291,231         269,937
LVIP Wilshire Conservative Profile Standard Class                  7,818    12.03       94,085          87,711
LVIP Wilshire Moderate Profile Standard Class                     26,348    11.93      314,227         300,215
LVIP Wilshire Moderately Aggressive Profile Standard Class        10,996    11.42      125,594         104,485
M International Equity                                             2,070    11.72       24,263          36,022

                                                                             NET
                                                                  SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                                         OWNED    VALUE    OF SHARES   COST OF SHARES
---------------------------------------------------------------------------------------------------------------
MFS VIT Growth Initial Class                                       6,615   $24.69   $  163,318     $   136,558
MFS VIT Total Return Initial Class                                16,662    18.71      311,741         294,773
MFS VIT Utilities Initial Class                                   34,362    25.27      868,337         825,127
NB AMT Mid-Cap Growth I Class                                     23,098    27.42      633,342         460,072
NB AMT Partners I Class                                            7,091    11.27       79,918         103,939
NB AMT Regency I Class                                             2,616    15.36       40,178          36,434
PIMCO VIT Commodity Real Return Administrative Class              15,577     9.01      140,346         122,485
Putnam VT Global Health Care Class IB                                202    12.24        2,469           2,460
Putnam VT Growth & Income Class IB                                   805    16.23       13,064          16,770

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                    UNITS     UNITS     NET INCREASE
SUBACCOUNT                                                         ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                  53       (807)        (754)
ABVPSF Growth and Income Class A                                      368       (359)           9
ABVPSF International Value Class A                                  1,107       (677)         430
ABVPSF Large Cap Growth Class A                                        48     (2,241)      (2,193)
ABVPSF Small/Mid Cap Value Class A                                  2,221     (2,569)        (348)
American Century VP Inflation Protection Class I                    2,306     (5,079)      (2,773)
American Funds Global Growth Class 2                                  384       (294)          90
American Funds Global Small Capitalization Class 2                  1,121       (924)         197
American Funds Growth Class 2                                      11,116    (18,490)      (7,374)
American Funds Growth-Income Class 2                                9,285     (8,050)       1,235
American Funds International Class 2                               19,773     (4,200)      15,573
BlackRock Global Allocation V.I. Class I                            2,979    (11,665)      (8,686)
Delaware VIP Diversified Income Standard Class                      6,838     (3,249)       3,589
Delaware VIP Emerging Markets Standard Class                        2,855     (3,472)        (617)
Delaware VIP High Yield Standard Class                              2,821       (965)       1,856
Delaware VIP Limited-Term Diversified Income Standard Class         1,922     (4,471)      (2,549)
Delaware VIP REIT Standard Class                                    3,973     (3,644)         329
Delaware VIP Small Cap Value Standard Class                         3,613     (3,107)         506
Delaware VIP Smid Cap Growth Standard Class                        15,397       (512)      14,885
Delaware VIP Trend Standard Class                                     260    (17,412)     (17,152)
Delaware VIP U.S. Growth Standard Class                             2,165    (20,412)     (18,247)
Delaware VIP Value Standard Class                                     707       (492)         215
DWS VIP Alternative Asset Allocation Plus Class A                     158        (15)         143
DWS VIP Equity 500 Index Class A                                    2,578     (2,858)        (280)
DWS VIP Small Cap Index Class A                                     1,271     (3,614)      (2,343)
Fidelity VIP Contrafund Service Class                              19,730     (7,974)      11,756
Fidelity VIP Equity-Income Service Class                            1,102       (471)         631
Fidelity VIP Growth Service Class                                     180       (140)          40
Fidelity VIP Growth Opportunities Service Class                       768       (164)         604
Fidelity VIP High Income Service Class                                139     (1,126)        (987)
Fidelity VIP Mid Cap Service Class                                  5,387     (4,499)         888
Fidelity VIP Overseas Service Class                                   668       (265)         403
FTVIPT Franklin Income Securities Class 1                           1,825       (890)         935
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1             1,232     (1,389)        (157)
FTVIPT Mutual Shares Securities Class 1                               824       (116)         708
FTVIPT Templeton Foreign Securities Class 2                            55       (301)        (246)
FTVIPT Templeton Global Bond Securities Class 1                     3,125       (560)       2,565
FTVIPT Templeton Growth Securities Class 1                          1,011       (279)         732
FTVIPT Templeton Growth Securities Class 2                            144       (346)        (202)
Invesco V.I. Capital Appreciation Series I                          2,778     (4,349)      (1,571)
Invesco V.I. Core Equity Series I                                   1,412     (3,452)      (2,040)
Invesco V.I. International Growth Series I                            581       (578)           3
Janus Aspen Series Balanced Institutional Class                       758       (410)         348
Janus Aspen Series Balanced Service Class                              27       (923)        (896)
Janus Aspen Series Enterprise Service Class                            24       (657)        (633)

                                                                    UNITS     UNITS     NET INCREASE
SUBACCOUNT                                                         ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------------------
Janus Aspen Series Global Technology Service Class                    215       (327)        (112)
Janus Aspen Series Worldwide Institutional Class                    1,044       (794)         250
Janus Aspen Series Worldwide Service Class                             72        (61)          11
LVIP Baron Growth Opportunities Standard Class                      7,361       (408)       6,953
LVIP Baron Growth Opportunities Service Class                         221     (1,173)        (952)
LVIP BlackRock Inflation Protected Bond Standard Class                 45         --           45
LVIP Cohen & Steers Global Real Estate Standard Class               7,472       (310)       7,162
LVIP Columbia Value Opportunities Standard Class                    6,892       (242)       6,650
LVIP Delaware Bond Standard Class                                   7,087     (3,154)       3,933
LVIP Delaware Foundation Aggressive Allocation Standard Class          --       (573)        (573)
LVIP Delaware Growth and Income Standard Class                        685       (491)         194
LVIP Delaware Social Awareness Standard Class                         344        (73)         271
LVIP Delaware Special Opportunities Standard Class                    961         (6)         955
LVIP Janus Capital Appreciation Standard Class                        111       (203)         (92)
LVIP MFS International Growth Standard Class                          337        (42)         295
LVIP MFS Value Standard Class                                       1,269       (164)       1,105
LVIP Mid-Cap Value Standard Class                                      81        (27)          54
LVIP Mondrian International Value Standard Class                    3,111     (1,197)       1,914
LVIP Money Market Standard Class                                   53,325    (21,006)      32,319
LVIP SSgA Bond Index Standard Class                                 2,913       (780)       2,133
LVIP SSgA Developed International 150 Standard Class                  290       (104)         186
LVIP SSgA Emerging Markets 100 Standard Class                       2,928       (201)       2,727
LVIP SSgA Global Tactical Allocation Standard Class                   354       (179)         175
LVIP SSgA International Index Standard Class                          421       (180)         241
LVIP SSgA Large Cap 100 Standard Class                              4,605       (372)       4,233
LVIP SSgA S&P 500 Index Standard Class                              1,726     (1,908)        (182)
LVIP SSgA Small-Cap Index Standard Class                            1,521       (509)       1,012
LVIP SSgA Small-Mid Cap 200 Standard Class                            220       (106)         114
LVIP T. Rowe Price Growth Stock Standard Class                        226        (17)         209
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class           576       (483)          93
LVIP Turner Mid-Cap Growth Standard Class                           4,196       (264)       3,932
LVIP Wells Fargo Intrinsic Value Standard Class                       651        (44)         607
LVIP Wilshire 2030 Profile Standard Class                              --       (728)        (728)
LVIP Wilshire Conservative Profile Standard Class                   1,302     (5,169)      (3,867)
LVIP Wilshire Moderate Profile Standard Class                      12,922       (485)      12,437
LVIP Wilshire Moderately Aggressive Profile Standard Class          2,826     (7,232)      (4,406)
M Capital Appreciation                                                 --       (515)        (515)
M International Equity                                                 --        (73)         (73)
MFS VIT Growth Initial Class                                          947       (481)         466
MFS VIT Total Return Initial Class                                  8,163     (1,274)       6,889
MFS VIT Utilities Initial Class                                     4,674     (1,649)       3,025
NB AMT Mid-Cap Growth I Class                                       1,689     (4,270)      (2,581)
NB AMT Partners I Class                                               634       (302)         332
NB AMT Regency I Class                                                234       (545)        (311)
PIMCO VIT Commodity Real Return Administrative Class                6,318       (387)       5,931
Putnam VT Global Health Care Class IB                                  27        (26)           1
Putnam VT Growth & Income Class IB                                     --        (24)         (24)

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                    UNITS     UNITS     NET INCREASE
SUBACCOUNT                                                         ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                 113       (628)        (515)
ABVPSF Growth and Income Class A                                      531       (535)          (4)
ABVPSF International Value Class A                                  4,644     (8,330)      (3,686)
ABVPSF Large Cap Growth Class A                                     2,267       (115)       2,152
ABVPSF Small/Mid Cap Value Class A                                  6,771     (1,437)       5,334
American Century VP Inflation Protection Class I                    5,875     (2,303)       3,572
American Funds Global Growth Class 2                                  871     (5,471)      (4,600)
American Funds Global Small Capitalization Class 2                  3,801     (1,855)       1,946
American Funds Growth Class 2                                      25,901    (11,879)      14,022
American Funds Growth-Income Class 2                               25,650     (6,248)      19,402

                                                                    UNITS     UNITS     NET INCREASE
SUBACCOUNT                                                         ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------------------
American Funds International Class 2                               15,948    (12,974)       2,974
BlackRock Global Allocation V.I. Class I                           10,258       (213)      10,045
Delaware VIP Diversified Income Standard Class                      3,326     (5,310)      (1,984)
Delaware VIP Emerging Markets Standard Class                        6,452     (4,706)       1,746
Delaware VIP High Yield Standard Class                              1,709     (5,187)      (3,478)
Delaware VIP Limited-Term Diversified Income Standard Class         4,292       (708)       3,584
Delaware VIP REIT Standard Class                                    8,999     (3,382)       5,617
Delaware VIP Small Cap Value Standard Class                         6,140     (3,534)       2,606
Delaware VIP Trend Standard Class                                   1,998     (1,646)         352
Delaware VIP U.S. Growth Standard Class                            18,633       (724)      17,909
Delaware VIP Value Standard Class                                   2,486     (6,534)      (4,048)
DWS VIP Equity 500 Index Class A                                    3,236    (13,292)     (10,056)
DWS VIP Small Cap Index Class A                                     2,014     (1,443)         571
Fidelity VIP Contrafund Service Class                               7,916     (3,581)       4,335
Fidelity VIP Equity-Income Service Class                              888       (594)         294
Fidelity VIP Growth Service Class                                     234        (84)         150
Fidelity VIP Growth Opportunities Service Class                     1,161       (205)         956
Fidelity VIP High Income Service Class                                 17     (1,252)      (1,235)
Fidelity VIP Mid Cap Service Class                                 11,430       (740)      10,690
Fidelity VIP Overseas Service Class                                   673       (317)         356
FTVIPT Franklin Income Securities Class 1                           5,673     (3,801)       1,872
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1             1,002       (859)         143
FTVIPT Mutual Shares Securities Class 1                             1,183     (2,509)      (1,326)
FTVIPT Templeton Foreign Securities Class 2                           169       (301)        (132)
FTVIPT Templeton Global Bond Securities Class 1                     4,278       (581)       3,697
FTVIPT Templeton Growth Securities Class 1                            987       (585)         402
FTVIPT Templeton Growth Securities Class 2                             33        (90)         (57)
Invesco V.I. Capital Appreciation Series I                          6,215     (7,257)      (1,042)
Invesco V.I. Core Equity Series I                                   2,041     (3,590)      (1,549)
Invesco V.I. International Growth Series I                            823       (688)         135
Janus Aspen Series Balanced Institutional Class                       887     (3,082)      (2,195)
Janus Aspen Series Balanced Service Class                             948        (54)         894
Janus Aspen Series Enterprise Service Class                            53       (825)        (772)
Janus Aspen Series Global Technology Service Class                    522       (150)         372
Janus Aspen Series Worldwide Institutional Class                    2,368     (3,575)      (1,207)
Janus Aspen Series Worldwide Service Class                             92        (77)          15
LVIP Baron Growth Opportunities Service Class                         393     (1,014)        (621)
LVIP Cohen & Steers Global Real Estate Standard Class                 949     (1,526)        (577)
LVIP Columbia Value Opportunities Standard Class                      113     (4,035)      (3,922)
LVIP Delaware Bond Standard Class                                   6,522    (11,948)      (5,426)
LVIP Delaware Foundation Aggressive Allocation Standard Class         535     (2,120)      (1,585)
LVIP Delaware Growth and Income Standard Class                        818       (542)         276
LVIP Delaware Social Awareness Standard Class                         168        (61)         107
LVIP Janus Capital Appreciation Standard Class                        494       (683)        (189)
LVIP MFS International Growth Standard Class                          457        (52)         405
LVIP MFS Value Standard Class                                         905    (14,238)     (13,333)
LVIP Mid-Cap Value Standard Class                                     112        (29)          83
LVIP Mondrian International Value Standard Class                    2,009     (2,339)        (330)
LVIP Money Market Standard Class                                   17,317     (3,944)      13,373
LVIP SSgA Bond Index Standard Class                                 7,954        (66)       7,888
LVIP SSgA Developed International 150 Standard Class                1,262        (11)       1,251
LVIP SSgA Emerging Markets 100 Standard Class                         785        (47)         738
LVIP SSgA Global Tactical Allocation Standard Class                    95       (195)        (100)
LVIP SSgA International Index Standard Class                        4,563        (39)       4,524
LVIP SSgA Large Cap 100 Standard Class                              2,801       (132)       2,669
LVIP SSgA S&P 500 Index Standard Class                             21,521    (16,475)       5,046
LVIP SSgA Small-Cap Index Standard Class                            3,318       (217)       3,101
LVIP SSgA Small-Mid Cap 200 Standard Class                            578        (16)         562
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class         1,072       (536)         536
LVIP Turner Mid-Cap Growth Standard Class                             311        (62)         249
LVIP Wells Fargo Intrinsic Value Standard Class                        67       (416)        (349)
LVIP Wilshire 2030 Profile Standard Class                              --       (879)        (879)

                                                                    UNITS     UNITS     NET INCREASE
SUBACCOUNT                                                         ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------------------
LVIP Wilshire Conservative Profile Standard Class                   5,101     (1,798)       3,303
LVIP Wilshire Moderate Profile Standard Class                       3,896     (6,191)      (2,295)
LVIP Wilshire Moderately Aggressive Profile Standard Class        (14,119)    (1,619)     (15,738)
M Capital Appreciation                                                  9        (70)         (61)
M International Equity                                                 --        (88)         (88)
MFS VIT Growth Initial Class                                        1,128       (959)         169
MFS VIT Total Return Initial Class                                  5,568     (4,482)       1,086
MFS VIT Utilities Initial Class                                    10,413     (2,019)       8,394
NB AMT Mid-Cap Growth I Class                                       2,556     (5,924)      (3,368)
NB AMT Partners I Class                                                15       (378)        (363)
NB AMT Regency I Class                                                455     (1,472)      (1,017)
PIMCO VIT Commodity Real Return Administrative Class                3,152        (66)       3,086
Putnam VT Global Health Care Class IB                                  19        (39)         (20)
Putnam VT Growth & Income Class IB                                     --        (25)         (25)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York and Contract Owners of LLANY Separate Account R for Flexible Premium Variable Life Insurance

We have audited the accompanying statements of assets and liabilities of LLANY Separate Account R for Flexible Premium Variable Life Insurance ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting LLANY Separate Account R for Flexible Premium Variable Life Insurance at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 1, 2011

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(2)

(2) Not applicable.

(3) (a) Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York.(3)

(4) (a) Form of Policy LN656, including Optional Methods of Settlement(9) and Policy Form LN699, including Optional Methods of Settlement - LR523.(7)

     (b) Estate Tax Repeal Rider - Policy Form LR511 NY(6)

     (c) Accounting Value Rider - Policy Form LR519(9)

     (d) Overloan Protection Rider - Policy Form LR540(10)

(5) (a) Application - LFF06300-18(13)

(6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New
York(1)

     (b) Bylaws of Lincoln Life & Annuity Company of New York(1)

(7) Form of Reinsurance Contracts(10)

(8) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(14)

     (b) American Century Investments Variable Portfolios, Inc.(15)

     (c) American Funds Insurance Series(15)

     (d) Blackrock Variable Series Funds, Inc.(15)

     (e) Delaware VIP Trust(14)

     (f) DWS Investments VIT Funds(14)

     (g) DWS Variable Series II(14)

     (h) Fidelity Variable Insurance Products(14)

     (i) Franklin Templeton Variable Insurance Products Trust(15)

     (j) Janus Aspen Series(14)

     (k) Lincoln Variable Insurance Products Trust(15)

     (l) M Fund, Inc.(12)

     (m) MFS Variable Insurance Trust(12)

     (n) Neuberger Berman Advisers Management Trust(12)

     (o) PIMCO Variable Insurance Trust(15)

(9) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(8)

   (b) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(11)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esq. (Filed Herewith)

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm.

(15) Not applicable.

(16) Not applicable.

(17) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii)(4)

_______________

(1) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 333-77496) filed on April 2,
2007.

(2) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File 333-145531) filed on November 16, 2007.

(4) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

(5) Incorporated by reference to Post-Effective Amendment No. 11 on Form N-4 (File No. 333-145531) filed on August 26, 2010.

(6) Incorporated by reference to Post-Effective Amendment No. 8 on Form S-6 (File No. 333-46113) filed on November 13, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 6 on Form N-6 (File No. 333-115882) filed on December 19, 2008.

(8) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(9) Incorporated by reference to Registration Statement on Form S-6 (File No. 333-90508) filed on June 14, 2002.

(10) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.

(11) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.

(12) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

(13) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-155333) filed on November 13, 2008.

(14) Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

(15) Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

Item 27. Directors and Officers of the Depositor


Name                               Positions and Offices with Depositor
--------------------------------   -----------------------------------------------------------------------
Charles C. Cornelio**              Executive Vice President and Chief Administrative Officer and Director
Frederick J. Crawford**            Executive Vice President and Director
Dennis R. Glass**                  President and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen***                   Senior Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                Second Vice President, Secretary and General Counsel
Randal J. Freitag**                Executive Vice President, Chief Financial Officer and Director

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     ** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

*** Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (5)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account S for Flexible Premium Variable Life; Lincoln New York Account T Variable Annuity; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------------------
Patrick J. Caulfield***     Vice President, Chief Compliance Officer and Senior Counsel
Wilford H. Fuller           President, Chief Executive Officer and Director
Anant Bhalla*               Vice President and Treasurer
Patricia Insley*            Vice President and Director
Joel Schwartz*              Vice President and Director
Linda Woodward**            Secretary
Keith J. Ryan**             Vice President and Chief Financial Officer

      * Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

   ** Principal business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

*** Principal business address is 350 Church Street, Hartford, CT 06103

     (c) N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                         SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the Registrant, LLANY Separate Account R for Flexible Premium Variable Life Insurance, has duly caused this Post-Effective Amendment Number 8 to the Registration Statement (File No.: 333-141768; 811-08651; CIK: 0001055225) on Form N-6 to
be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut, on the 5th day of April, 2011. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                  LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM
                  VARIABLE LIFE INSURANCE
                  (REGISTRANT)


                  /s/ Joshua R. Durand
               By --------------------
                  Joshua R. Durand
                  Assistant Vice President
                  Lincoln Life & Annuity Company of New York




                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                  (DEPOSITOR)


                  /s/ Joshua R. Durand
               By --------------------
                  Joshua R. Durand
                  Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 8 to the Registration Statement (File No.:
333-141768; 811-08651; CIK: 0001055225) has been signed below on April 5,
2011 by the following persons, as officers and directors of the Depositor, in the capacities indicated:


SIGNATURE                        TITLE
/s/ Dennis R. Glass *
------------------------------   President
Dennis R. Glass

/s/ Charles C. Cornelio *
------------------------------      Executive Vice President; Chief Administration Officer and
Charles C. Cornelio                 Director

/s/ Frederick J. Crawford *
------------------------------      Executive Vice President and Director
Frederick J. Crawford

/s/ C. Phillip Elam II *
------------------------------      Senior Vice President, Chief Investment Officer
C. Phillip Elam II

/s/ Robert W. Dineen *
------------------------------      Director
Robert W. Dineen

/s/ Randal J. Freitag *
------------------------------      Executive Vice President, Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III *
------------------------------      Director
George W. Henderson, III

/s/ Mark E. Konen *
------------------------------      Director
Mark E. Konen

/s/ M. Leanne Lachman *
------------------------------      Director
M. Leanne Lachman

/s/ Louis G. Marcoccia *
------------------------------      Director
Louis G. Marcoccia

/s/ Patrick S. Pittard *
------------------------------      Director
Patrick S. Pittard

    /s/ John L. Reizian
*By:------------------------------
    John L. Reizian
    Attorney-in-Fact, pursuant to a Power-
    of-Attorney filed with this Registration
    Statement

                            POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Brian
A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: 333-141788; 333-141779; 333-141767; 333-141771; 333-141775; 333-141782; 333-141785;
333-141789; 333-141790; 333-148917; 333-155333; 333-170383; 811-08559
LLANY Separate Account R for Flexible Premium Variable Life: 333-141768; 333-141772; 333-141776; 333-141780; 333-141784; 333-141786; 333-149053;
811-08651
LLANY Separate Account S for Flexible Premium Variable Life: 333-141777; 333-141773; 333-141769; 811-09257
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 333-141770; 333-141774; 333-141778; 333-141783; 333-141781; 333-141787; 333-159954;
811-21029
Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B: 33-77496; 811-08470

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756; 333-141758; 333-141761; 333-141754; 333-141763; 333-141766; 333-147675; 333-148207;
333-147710; 333-171097; 811-08441
Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785 Lincoln New York Account N for Variable Annuities: 333-141752; 333-141757; 333-141759; 333-141760; 333-141765; 333-141762; 333-145531; 333-148208;
333-147673; 333-147711; 333-149449; 333-171096; 811-09763

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                                  TITLE
---------                                                  ------
/s/ Dennis R. Glass *                                      President
--------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                  Executive Vice President; Chief Administration Officer and
--------------------------------                           Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                                Executive Vice President and Director
--------------------------------
Frederick J. Crawford

/s/ C. Phillip Elam II *                                   Senior Vice President, Chief Investment Officer
--------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag *                                    Executive Vice President; Chief Financial Officer and Director
--------------------------------
Randal J. Freitag

/s/ George W. Henderson, III *                             Director
--------------------------------
George W. Henderson, III

Mark E. Konen *                                            Director
--------------------------------
Mark E. Konen

M. Leanne Lachman *                                        Director
--------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia *                                   Director
--------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard *                                   Director
--------------------------------
Patrick S. Pittard

We, Delson R. Campbell, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
--------------------------------
Delson R. Campbell

/s/ Brian A. Kroll
--------------------------------
Brian A. Kroll

/s/ John L. Reizian
--------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
--------------------------------
Lawrence A. Samplatsky

/s/ John D. Weber
--------------------------------
John D. Weber